     As filed with the Securities and Exchange Commission on March 7, 2005

                                                              File No. 811-03626




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR

    CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY


                                 CITIZENS FUNDS
               (Exact Name of Registrant as Specified in Charter)


          One Harbour Place, Suite 400, Portsmouth, New Hampshire 03801
                    (Address of Principal Executive Offices)


       Registrant's Telephone Number, including Area Code: (603) 436-5152


                                 Sophia Collier
                            Citizens Advisers, Inc.
                               One Harbour Place
                                   Suite 400
                              Portsmouth, NH 03801
                    (Name and address of agent for service)


                                     June 30
                            (Date of fiscal year end)


                                December 31, 2004
                           (Date of reporting period)

ITEM  1. REPORTS TO STOCKHOLDERS.

                             [CITIZENS FUNDS LOGO]

      SEMI-ANNUAL
      REPORT 12.31.2004

      AND SUPPLEMENTAL COMMENTARY

            CITIZENS 300 FUND

            CITIZENS CORE GROWTH FUND

            CITIZENS EMERGING GROWTH FUND

            CITIZENS SMALL CAP CORE GROWTH FUND

            CITIZENS VALUE FUND

            CITIZENS SMALL CAP VALUE FUND

            CITIZENS GLOBAL EQUITY FUND

            CITIZENS BALANCED FUND

            CITIZENS INCOME FUND

            CITIZENS ULTRA SHORT BOND FUND

            CITIZENS MONEY MARKET FUND

                                    [PICTURE]

                                            NOT A PART OF THE SEMI-ANNUAL REPORT

TABLE OF CONTENTS

SUPPLEMENTAL COMMENTARY

Letter from the president                                   1

Citizens focus: responsible investing and advocacy          2

Citizens focus: market overview                             5

SEMI-ANNUAL REPORT

Risks of mutual fund investing                              6

Benchmarks                                                  7

Portfolio review                                            9

Citizens Funds holdings                                    35

Portfolio composition                                      58

Statements of assets and liabilities                       60

Statements of operations                                   62

Statements of changes in net assets                        64

Financial highlights                                       68

Financial notes                                            74

Table of shareholder expenses                              82

Shareholder services                                       84

PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF CITIZENS FUNDS CAREFULLY BEFORE INVESTING. FOR THIS AND OTHER INFORMATION, PLEASE CALL 800.223.7010 OR VISIT WWW.CITIZENSFUNDS.COM FOR A FREE PROSPECTUS AND READ IT CAREFULLY BEFORE INVESTING.

NOT A PART OF THE SEMI-ANNUAL REPORT

                           LETTER FROM THE PRESIDENT

                           [PHOTO OF SOPHIA COLLIER]

      DEAR SHAREHOLDER

      This report debuts a few changes, such as more detailed portfolio reviews to give you more of the thinking behind our decisions. We have also sought to highlight some of the opportunities and risks of each fund's investment approach which I hope you will consider as you read the report.

      We continue to make significant progress on our efforts to strengthen our organization. Jon White took the helm of Citizens Core Growth Fund on July 1st and I believe that Jon has already made an impact, delivering positive returns that exceed the fund's benchmark.

      I am also pleased McLean Budden, a respected global manager based in Toronto, began managing Citizens Global Equity Fund on August 27th. They use a team approach, and, impressively, their team has been working together very successfully for over 14 years! We are optimistic that their experience working together will benefit the fund.

      Citizens Small Cap Core Growth Fund celebrated its five-year anniversary in December by placing in the 26th percentile of 310 small-cap growth funds tracked by Lipper based on its total return from 12.31.99 through
      12.31.04. In calendar year 2004, Lipper placed it in the 74th percentile in a peer group of 515 funds. As you consider investment options, I hope you will take a look at this fund.

      We had several exciting social responsibility initiatives, which you can read about on page 4. Overall, our funds finished the year on a positive trend, and going forward we will continue to focus strongly on investment performance, client service and social responsibility -- the same "back to basics" strategy we adopted when I returned as president over two years ago.

      Sincerely,

      /s/ Sophia Collier
      ------------------

      Sophia Collier
      President

                                       1    NOT A PART OF THE SEMI-ANNUAL REPORT

      CITIZENS FOCUS

      RESPONSIBLE INVESTING AND ADVOCACY

      We know companies, like people, can change their ways. After paying fines and losing goodwill for bad actions, some set a straighter course, and a few may become progressive leaders in their industries. That's why we never deem a company "rejected" forever.

      As with old dogs and new tricks, however, we find many companies just don't learn. In the last six months our social research team screened several companies that failed earlier reviews. We found the following companies still didn't meet our standards.

      WHY SOME FAILED OUR SCREENS - AGAIN

      We rejected Abbott Laboratories in late 2002 for low marks on product safety and business practices. In our review this fall we found progress on product safety, including a new team of executives focused solely on improving safety and quality procedures. Regrettably, we found more reasons to be concerned about the company's business practices. In 2003 the company paid over $600 million for obstructing a federal investigation into Medicare and Medicaid billing practices. This was on top of the $800 million we knew the company had paid in 2001 relating to separate fraud allegations against these healthcare programs.

      We rejected Church & Dwight, maker of toiletries such as Nair hair remover, Aim toothpaste and ARRID deodorant, for testing some of its products on animals. When rescreening Church & Dwight in the fall of 2004, a representative said the company had significantly reduced but not yet eliminated such testing. We still believe the company can and should do better.

      Longview Fibre is one of the largest pulp and paper mills in the world. We rejected the company several years ago for environmental pollution. The good news is our rescreening uncovered nothing objectionable on this front. In fact the company looked pretty good. What concerned us this time, however, was learning that it was cited and fined numerous times by state authorities for safety matters, including a repeat violation which led to the death of a worker in January 2004.

      In 2002 we rejected Morgan Stanley due to concerns about gender discrimination. The company later settled a class action lawsuit for $54 million. Disappointing us now is what we believe is the company's weak efforts to improve its treatment and inclusion

      NOT A PART OF THE SEMI-ANNUAL REPORT   2

            RESPONSIBLE INVESTING AND ADVOCACY

            of women. The company has failed to demonstrate its few programs aimed at recruiting women have been effective and substantial. Additionally, the company has been alleged to be involved in a pattern of unethical business practices.

            SELECTED COMPANIES THAT MADE THE CUT

            We believe that examining corporate citizenship not only helps us reduce investment risk, it can also help us identify good investments which others might overlook. Here is a sampling of companies, not previously reviewed, that passed our social screens in the last six months.

            Peet's Coffee and Tea has excellent environmental and social practices. We like the company's long-term relationships with its coffee growers and its commitment to paying them a fair price. The company has several initiatives to help protect the environment, such as offering "use your own cup" discounts, recycling and composting, and the use of energy efficient lighting. The company donates coffee and has a strong record promoting community education, health, arts and entrepreneurship -- both in the U.S. and abroad.

                  [PHOTO OF JOANNE DOWDELL AND THE SOCIAL RESEARCH TEAM]

            In the 1970s Germany's Henkel KGaA set out to become a corporate leader in environmental protection, and we believe it has done so. This global producer of industrial adhesives and various consumer products has published an environmental report since 1992 and a sustainability report since 2001. The company openly discusses its achievements and failures. In addition to reducing harmful emissions in its manufacturing, we are also impressed with Henkel's focus on product stewardship. By making environmental considerations an integral part of its R&D process, the company has developed several eco-friendly products, including water based adhesives, solvent-free stick bond materials, and chrome-free anti-corrosive coatings.

                                       3    NOT A PART OF THE SEMI-ANNUAL REPORT

      CITIZENS FOCUS

      ADVOCATING ON YOUR BEHALF

      Don't let fewer headlines on corporate wrongdoing fool you into believing all is right in Corporate America. Nothing could be further from the truth, as our long list of rejected companies will attest. We have been working on several initiatives to encourage companies to improve their corporate, social and environmental performance, as we believe even our approved companies can often do better.

      We co-filed a resolution at Burlington Resources requesting the company issue a sustainability report with emphasis on human rights issues. We share the same concerns that other investors have about the oil exploration and liquid natural gas company's operations in Ecuador. Concerns about Costco Wholesale's land procurement policies, particularly for non-U.S. facilities, also raised human rights concerns for us. We co-filed a resolution requesting the "big box" warehouse club to develop a land procurement policy that incorporates social and environmental criteria.

      We believe diversity at the board and management levels is an essential component of a sustainable business model. Some companies openly disclose this information on their websites or in annual reports, while others like YUM! Brands and Home Depot do not. We co-filed resolutions requesting each company to disclose EEO data. Each company has come under fire for alleged discrimination, and we are seeking information that can help us analyze their efforts.

      Another issue we are working on is urging manufacturers of personal care products and cosmetics to remove toxic ingredients from their products. These chemicals can stay in the body for years and may contribute to various forms of cancer. The E.U. has issued a set of directives requiring elimination of certain toxic ingredients from personal care products and cosmetics by July 2006. We are looking for the companies we hold to apply these standards to products sold in all countries -- not just in Europe.

      This is just a glimpse at what we've been up to for the past six months. For a more complete review, click the Shareholder Activism tab on www.citizensfunds.com to see our quarterly shareholder activism reports.

      NOT A PART OF THE SEMI-ANNUAL REPORT   4

            MARKET OVERVIEW

            TENTATIVE RECOVERY GROWS FIRM

            As we closed 2004, concerns over sustainability of the economic recovery faded away. Tax cuts and fiscal policy appeared to have created a stability of growth at the historical average rate of three to four percent as the year ended. Consumers began to spend more as employment and incomes improved. Despite the oil hikes, inflation remained tame, and the Fed's modest and steady rate increases seemed just about right for the emerging economic recovery. These factors helped fuel the markets to eventually pick up where we left off in 2003, appearing to finally shake off the malaise that started the decade.

            TWO IN A ROW

            The S&P 500 Index closed the year up 10.88% -- that's two back-to-back years of double digit gains. Much of this gain, 7.19%, was toted up in the second half of 2004, and that period started with a third-quarter loss. This was not a speculative market, as value-oriented stocks proved to be the biggest gainers in the last six months of the year, but it was driven by swings in perceptions of energy prices and the election. International markets did well overall, but with outperformance concentrated away from the major exchanges of London, Frankfurt and Tokyo. Remarkably, the Treasury market rallied in the second half of the year, despite the Fed's four rate increases.

            LOOKING AHEAD

            In our view 2005 has the makings of a decent year economically, with growth slowing to something around 3%. Consumers may spend less and save more in the face of higher interest rates, which we expect to result from continued Federal Reserve actions. We believe businesses will watch their cost structures closely, keeping inventories and job growth low. We will not be surprised to see periodic spells of concern over terrorism and Iraq drive financial markets in an uncomfortable imitation of a roller coaster, with jolts higher and lower along the way. As the recovery becomes more extended -- and investors turn more cautious -- market leadership may change, with stability of growth and earnings regaining a premium in investors' eyes.

                                       5    NOT A PART OF THE SEMI-ANNUAL REPORT

      SEMI-ANNUAL REPORT

      RISKS OF MUTUAL FUND INVESTING

      As with any fund that invests in stocks or fixed-income securities, the value of your investment will fluctuate in response to individual company actions, as well as general economic, political and market conditions. Reactions to these factors may differ among various stock types, and investments in specific funds may present unique risks -- and benefits -- given the nature of their focus. Many of these risks are discussed below and additional information on risks may also be found in the Citizens Funds prospectus.

      GROWTH INVESTING RISKS

      Growth stocks may be especially volatile, because their prices are largely based on future earnings.

      VALUE INVESTING RISKS

      Value stocks may fall or remain flat if certain conditions or investor perceptions do not change as expected, or if the companies prove not to be underpriced.

      SMALL- AND MEDIUM-SIZED COMPANY RISKS

      Small- and medium-sized companies pose unique investment risks as they may have less seasoned management, limited product lines, financing and market share challenges, and shares that trade with more volatility, less frequently or in smaller volumes.

      INDEX-RELATED RISKS

      The performance of the Citizens 300 Fund may deviate from that of the Citizens Index due to factors such as fund fees and expenses and the fund's composition differing from that of the index.

      FOREIGN INVESTING RISKS

      Foreign markets pose unique investment risks, including political instability and currency risks, excessive taxation, different financial and auditing standards, increased market volatility and other factors.

            RISKS OF MUTUAL FUND INVESTING

            FIXED-INCOME INVESTING RISKS

            Interest rate increases can cause the value of bonds to decrease, meaning that a bond fund investment may lose value in a rising interest rate environment. There is also the chance that one or more of the fund's holdings will have its credit rating downgraded or may default, potentially reducing the fund's income level and share price.

            HIGH-YIELD SECURITY RISKS

            High-yield securities offer the potential for higher returns but present significant volatility and risk of loss of principal and interest.

            MONEY MARKET RISKS

            Investments in the Citizens Money Market Fund are not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

            BENCHMARKS

            When evaluating performance of any investment, it is useful to look at both absolute and relative return. In other words, how much did the fund generate or lose for shareholders in the reporting period, and how did that performance compare to the fund's benchmark? We present this information in each of our portfolio reviews. Below is a brief description of the benchmarks we use. Please keep in mind that these benchmark indices are unmanaged, meaning you can't invest directly in them, and their performance does not reflect the impact of fees and expenses that apply to our funds.

            The S&P 500 INDEX includes a representative sample of 500 leading companies in the U.S. economy, focused on the large-cap segment.

            The RUSSELL 1000 GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index covers the large-cap segment of the U.S. equity universe.

      The RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index covers the mid-cap segment of the U.S. equity universe; it includes the smallest 800 securities in the Russell 1000 Index.

      The RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index covers the small-cap segment of the U.S. equity universe.

      The RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index covers the small-cap segment of the U.S. equity universe.

      The MORGAN STANLEY CAPITAL INTERNATIONAL(MSCI)WORLD INDEX is a market capitalization-weighted equity index of over 1,500 stocks traded in 23 world markets.

      The LEHMAN BROTHERS U.S. AGGREGATE INDEX is comprised of taxable, investment grade fixed-income securities, including government, corporate, mortgage and asset-backed securities.

      The BLENDED INDEX is comprised of 60% S&P 500 Index and 40% Lehman Brothers U.S. Aggregate Index.

      The MERRILL LYNCH 1-YEAR TREASURY INDEX tracks the performance of U.S. Treasury notes with maturities of approximately one year. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc.

      The CITIZENS INDEX, though not one of our benchmarks, consists of 300 mostly U.S. companies that meet Citizens Advisers financial and social criteria. The Citizens 300 Fund seeks to replicate the composition and performance of the Citizens Index.

            PORTFOLIO REVIEW

            CITIZENS 300 FUND

PERFORMANCE                                                   as of 12.31.2004

                                                               AVERAGE ANNUAL
                                     TOTAL RETURN                  RETURN

                      Ticker         6          1                   Since
Share class           symbol      months       year               inception
------------          ------      ------       ----           ----------------
STANDARD              CFCDX       4.64%        6.45%                  12.35%

            Data presented reflects past performance, which is not a guarantee of future results. Current performance, obtainable at www.citizensfunds.com, may be lower or higher than the performance data quoted. When sold, your shares may be worth more or less than what you paid for them. Performance figures assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares. Fee waivers are currently in effect and have been instituted in the past to maintain expense limits, without which returns would have been lower.

            INVESTMENT GOAL long-term capital appreciation

            INVESTMENT STRATEGY invests mainly in stocks and other equities of
              U.S. large-capitalization companies

            INCEPTION DATE standard shares 08.29.03

            RISKS growth, value, and index-related investing

            See pages 6-8 for important fund risk and benchmark disclosures.

            THE MARKET

            Despite a summer swoon, overall the last six months were a good period to participate in the financial markets, although large-cap stocks did not see the same extent of gains as smaller-cap stocks.

            HOW DID WE DO ?

            The Citizens 300 Fund uses an index strategy, investing in stocks of Citizens Index companies.

      One theory behind index investing is that broad market exposure can reduce risk.

            This was well demonstrated in the second half of the year when our largest contributor was healthcare giant Johnson & Johnson, and our largest single detractor was another healthcare giant,

      PORTFOLIO REVIEW

      Pfizer. While not perfect hedges for one another, we believe few active managers would have chosen to hold both names.

      During the past six months, Citizens 300 Fund returned 4.64% for investors compared to 7.19% for its benchmark, the S&P 500 Index. The consumer discretionary sector proved to be the fund's top performing sector, led by strong results from the likes of Home Depot, eBay and Target, all of which rose over 20% in the last half year. Holding better consumer discretionary companies with more exposure in this sector helped the fund beat the benchmark in this sector. Three sectors posted negative returns for the fund, led by information technology, which was dragged down by companies like Cisco and Intel, both of which lost over 15% during the period. Poor performance of the fund's holdings in healthcare and consumer staples was responsible for losses sustained in those sectors.

      A significant change to the Citizens Index that occurred during the second half of the year was the addition of BPPLC , which served to bring up the weight of the energy sector. BP's inclusion in the Citizens Index is a recognition of the company's superior environmental record which shows energy companies can make positive progress in this area. It was a fortuitous addition, as BP was the fund's second best performer during the last six months.

      OUTLOOK

      In 2005 Citizens 300 Fund will continue to pursue the index strategy as it has since inception. We believe its returns should effectively represent large-cap market companies that we believe exhibit a high standard of corporate responsibility.

            CITIZENS CORE GROWTH FUND

PERFORMANCE                                                    as of 12.31.2004


                                      TOTAL RETURN        AVERAGE ANNUAL RETURN
                    Ticker             6          1           5         Since
Share class         symbol          months       year       years     inception
------------        ------          ------      -----       -----     ---------
STANDARD             WAIDX           7.29%      5.14%       -9.03%         9.02%
INSTITUTIONAL        WINIX           7.67%      5.91%       -8.39%         8.19%
ADMINISTRATIVE       CGADX           7.48%      5.54%          NA         -8.37%

            Data presented reflects past performance, which is not a guarantee of future results. Current performance, obtainable at www.citizensfunds.com, may be lower or higher than the performance data quoted. When sold, your shares may be worth more or less than what you paid for them. Performance figures assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares. Fee waivers were instituted in the past to maintain expense limits, without which returns would have been lower.

            INVESTMENT GOAL long-term capital appreciation

            INVESTMENT STRATEGY invests mainly in stocks of U.S.
            large-capitalization companies

            INCEPTION DATES standard shares 03.03.95, institutional shares 01.25.96, administrative shares 02.04.00

            RISKS growth investing

            See pages 6-8 for important fund risk and benchmark disclosures.

            THE MARKET

            There were two distinct markets in the last six months. The third quarter continued the decline of the first half of the year, as investor doubts and fears, reinforced by higher energy prices, drove the market lower. During October, however, the price of oil showed signs of stabilizing and the U.S. elections neared resolution, reducing investor concerns and freeing the market to move strongly upwards. Significantly, the fundamental news behind the market results was positive throughout the last six months of 2004, with the economy growing at a moderate rate, earnings growth continually stronger than anticipated, and long-term

      PORTFOLIO REVIEW
      interest rates declining despite the tightening posture of the Federal Reserve.

      HOW DID WE DO ?

      Citizens Core Growth Fund got off to a terrific start under the leadership of new portfolio manager Jon White, CFA, who took the reins on July 1st. In the initial six months of his management the fund's standard shares gained 7.29%. Even more impressive is that this performance more than doubled that posted by the benchmark Russell 1000 Growth Index, which gained 3.47% during the period. The fund also slightly outperformed the S&P 500 Index, despite the boost the S&P 500 got from value stocks during this six-month period.

      The three stocks that were the most significant contributors to performance for the six-month period were United Healthcare, Starbucks, and Adobe Systems. It is a sign of the fund's strength that such a diverse group of companies were the drivers of performance. Respectively, a provider of healthcare services, a merchant of all things coffee, and a software company specializing in graphics and imaging, their common threads are the leadership position that each has in its field and proven records of success. The fund added Adobe in July, while the others are longer-term holdings. All three had strong records as the second half of 2004 began and continued to prove their worth as the period unfolded.

      Notably, the three major detractors from performance (Intel, Cisco and Boston Scientific) came from the two sectors in which we had significantly less exposure than the Russell 1000 Growth Index -- information technology and healthcare. At year end, the fund held less than 15% of assets in each of these sectors, while the index had 27% in technology and 24% in healthcare. We sold the fund's entire positions in Intel and Boston Scientific, but continued to hold a reduced market weighting in Cisco due to its broad exposure in critical technology product areas. Intel saw growth and margins suffer from slowing sales at hardware customers. Boston Scientific faced manufacturing problems in its critical cardiac stent business and had to conduct a related product recall.

            CITIZENS CORE GROWTH FUND

            Jon White restructured the portfolio, primarily during the third quarter. The number of holdings was reduced by about one-third, some existing holdings were enlarged, and new names were added during the period.

                              Half of the twenty largest contributors to performance were new to the portfolio.

            In addition to the previously mentioned Adobe Systems, these new names included Johnson & Johnson and Becton Dickinson, two medical supply companies with well diversified product lines in the healthcare sector which replaced some major pharmaceutical companies. Network Appliance, a manufacturer of storage devices was added to partially offset reduced semiconductor holdings. Other additions included Questar, a natural gas producer and utility, Legg Mason, a diversified financial asset manager and broker, and Sprint Corp. in the telecom services arena. The largest detractors from performance during the period -- which included such well known companies as 3M, American International Group, The Gap, and Pfizer -- were all sold except for the previously highlighted Cisco. An important part of our investment process is to recognize that even the best companies can go through periods of sustained underperformance, and there normally is no need to maintain them in the portfolio when they do.

            OUTLOOK

            We approach the coming months with a cautious, but not a defensive, posture. We believe that decent investment returns are achievable, but they will result from astute targeting of specific stocks rather than from the success of the market overall or any specific sector. The ability to avoid troubled situations will be critical to generating successful results. We expect our concentration on well-established, successful companies will help us in this regard.

      PORTFOLIO REVIEW

      CITIZENS EMERGING GROWTH FUND

PERFORMANCE                                                as of 12.31.2004

                                TOTAL RETURN             AVERAGE ANNUAL RETURN
                    Ticker       6         1            5          10       Since
Share class         symbol    months      year        years      years    inception
--------------      ------    ------     -----       ------      -----    ---------
STANDARD             WAEGX     6.53%     8.28%       -7.52%      11.84%       11.52%
INSTITUTIONAL        CEGIX     6.86%     8.97%       -6.95%         NA        -2.58%
ADMINISTRATIVE       CGRDX     6.66%     8.55%          NA          NA        -8.41%

      Data presented reflects past performance, which is not a guarantee of future results. Current performance, obtainable at www.citizensfunds.com, may be lower or higher than the performance data quoted. When sold, your shares may be worth more or less than what you paid for them. Performance figures assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares. Fee waivers were instituted in the past to maintain expense limits, without which returns would have been lower.

      INVESTMENT GOAL aggressive growth

      INVESTMENT STRATEGY invests mainly in stocks of young, growing, medium-capitalization companies

      INCEPTION DATES standard shares 02.08.94, institutional shares 11.01.99, administrative shares 02.04.00

      RISKS growth investing; small- and medium-sized company risks

      See pages 6-8 for important fund risk and benchmark disclosures.

      THE MARKET

      It is always striking how the markets move in short bursts, interspersed by longer periods where stocks trade in a narrow range. Such was the case in the second half of 2004. Over the summer the markets swooned, as record high oil prices, insurance industry scandals, growing insurgency in Iraq and the prospect of further rate increases created a negative climate across the board. Then, in the final quarter, the markets rallied very sharply.

      HOW DID WE DO ?

      The fund's standard shares returned 8.28% for the year, over three-quarters of which was generated in the second half. Our

            CITIZENS EMERGING GROWTH FUND

            single best performing stock was Apple, which almost doubled thanks to the iPod and iTunes music service. Before investing we wanted to understand whether sales and earnings would follow the initial wave of excitement. Apple's first-quarter earnings were down but surprised Wall Street in a positive way. Our experience has shown that one upside surprise is often followed by another. We confirmed Apple's products were selling better than expected, so we began building a position. We happily trimmed our position twice to realize gains as Apple floored Wall Street with large upside earnings surprises in the last two quarters. Another profitable holding was American Eagle Outfitters, up almost 68% in the last six months.

                              Our consumer analyst Rajani Vaithinathan believes the clothier has "hit the formula for pleasing both mom and teen."

            With strong stock picks like these, why did the fund's standard shares return only 6.53% in the last six months, underperforming the Russell MidCap Growth Index's gain of 9.01%? One reason is healthcare, normally a strong sector for the fund, which had a very weak year overall. We have been successful at identifying early stage biotech or other medical companies, and enjoyed excellent gains when they received approvals or achieved other milestones.

            In the second half of 2004, however, we were wrong on InterMune, a biotech firm that makes therapies for serious liver, lung and infectious diseases. We believed it had several promising formulations. Its product, Actimmune, was approved for two uses and it was in a last-stage trial to expand uses for ovarian cancer and pulmonary fibrosis, both large potential markets. Like many biotechs, InterMune was losing money. But unlike others, it had approximately $150 million in revenue, which gave it a much lower "burn" rate and we thought the company was positioned to weather difficulties that players in this industry can be expected to face from time to time. Despite these positives, investor sentiment turned negative when a medical journal article cast doubt on the use of Actimmune for certain ailments and the company lowered its revenue forecast. Our mistake was

      PORTFOLIO REVIEW
      buying when the stock price was still falling. Wall Street has not yet gained confidence in the new management and worries persist over the potential for the drugs still undergoing tests. Of course, "buy low/sell high" is the formula to make money, but we have to make sure we do not buy low when a stock is still going lower. We learned a hard lesson and will be more careful to buy stocks when we are sure the selling has stopped and the stock is poised to appreciate.

      Another reason we underperformed in the second half was our slightly more defensive posture than the benchmark. This means we had less weight in the highly volatile tech sector and more weight overall in seasoned companies. This defensive orientation helped us outperform the index when the markets were in a rut over the summer, but it did not allow us to profit from the year-end rally as much as the index. Some of these high flying stocks saw declines on profit-taking this January, so we feel somewhat vindicated. Underperforming our index is never good, but we prefer our positioning to generally gain less in an up market rather than lose more in a down market.

      OUTLOOK

      While we paid a price for our caution, we believe the fund is positioned to benefit as we head into 2005. Many economists are forecasting a slower economy in 2005. In this type of environment companies with weaker business fundamentals can generate earnings disappointments and their share prices will decline. By sticking with more proven companies, we think the fund will benefit as investors shed shares of disappointing companies and take refuge in higher quality names.

            CITIZENS SMALL CAP CORE GROWTH FUND

PERFORMANCE                                          as of 12.31.2004

                              TOTAL RETURN        AVERAGE ANNUAL RETURN
                 Ticker       6          1          5           Since
Share class      symbol    months       year      years       inception
------------     ------    ------       ----      -----       ---------
STANDARD          CSCSX      4.16%      6.74%      2.50%        2.50%

            Data presented reflects past performance, which is not a guarantee of future results. Current performance, obtainable at www.citizensfunds.com, may be lower or higher than the performance data quoted. When sold, your shares may be worth more or less than what you paid for them. Performance figures assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares. Fee waivers were instituted in the past to maintain expense limits, without which returns would have been lower.

            INVESTMENT GOAL capital appreciation

            INVESTMENT STRATEGY invests mainly in stocks of small-
               capitalization U.S. companies

            INCEPTION DATE standard shares 12.28.99

            RISKS growth investing; small-sized company risks

            See pages 6-8 for important fund risk and benchmark disclosures.

            THE MARKET

            In a rollercoaster market during the six-month period, small-growth stocks initially lost a lot of ground but regained all that and more during a strong fourth-quarter rally.

            HOW DID WE DO ?

            It is gratifying to report the fund ranks in the 26th percentile among its peers based on total return, according to Lipper. This ranking is based on 310 small-cap growth funds from 12.31.99 through
            12.31.04. In calendar year 2004, Lipper tracked 515 funds in this style, and our fund placed in the 74th percentile. From July through December the fund returned 4.16% versus the Russell 2000 Growth Index's return of 8.16%.

            By being a little more conservative than our benchmark index, we tend to avoid the smallest, most speculative companies and

      PORTFOLIO REVIEW
      instead seek companies that show they can operate successfully and still have a lot of room to grow. We seek to do well in both up and down markets, but typically underperform when lower quality stocks rally, as they did in November and December. Our top contributor during the six-month period was Landstar System, a logistics company, which gained 40%. We're impressed by its use of information technology to knit together an effective shipping network. F5 Networks was another strong contributor.

      F5 Networks stood out while many small-cap high-tech hardware companies were caught up in a selling fracas.

      The company's strong management, desirable specialized niche and steady earnings growth were a winning combination.

      Our worst performer was FileNet, whose products can be used by enterprises managing high volumes of paperwork. We believed its products had vast application and that its marketing partnerships with IBM and Microsoft were strengths. We bought in around $27 per share in late 2003 and the stock rose to $32 by the end of June 2004. Then the company announced new sales were coming in at a slower rate than previously forecast, and the stock fell below $20. After reviewing more information we concluded that fears of an economic downturn had muted corporate appetites for new software systems, and we decided to exit our position and did so once the stock had recovered somewhat. We missed the warnings implicit in the revenue shortfalls suffered by other enterprise software companies. We will monitor FileNet's progress from a distance and take great care to better understand cross-company warnings contained in industry trends.

      OUTLOOK

      Looking ahead we see a period of slowing economic growth. These periods can be rewarding for stock market participants who select stocks with care. We think our bias for better established companies and higher quality names is likely to be rewarded in the current environment as we seek to build on our five-year record of success.

            CITIZENS VALUE FUND

PERFORMANCE                                             as of 12.31.2004

                                TOTAL RETURN         AVERAGE ANNUAL RETURN
                   Ticker        6        1            5           Since
Share class        symbol      months    year        years       inception
-----------        ------      ------    -----       -----       ---------
STANDARD            MYPVX        6.85%   11.41%       0.04%        7.95%

            Data presented reflects past performance, which is not a guarantee of future results. Current performance, obtainable at www.citizensfunds.com, may be lower or higher than the performance data quoted. When sold, your shares may be worth more or less than what you paid for them. Performance figures assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares. Fee waivers were instituted in the past to maintain expense limits, without which returns would have been lower. For periods prior to September 24, 2001, performance includes that of the fund's predecessor, the Meyers Pride Value Fund.

            INVESTMENT GOAL long-term capital appreciation

            INVESTMENT STRATEGY invests mainly in stocks and other equities of
               U.S. large-capitalization companies using a quality, relative value strategy

            INCEPTION DATE standard shares 06.13.96

            RISKS value investing

            See pages 6-8 for important fund risk and benchmark disclosures.

            THE MARKET

            The final six months of the year contained two distinct periods: a sharp selloff over several weeks in the summer and an equally short late fall rally. While these periods offered some dramatic moments, they also highlighted how emotional reactions can determine price action on stocks.

            HOW DID WE DO ?

            Citizens Value Fund had another strong year, returning 11.41% for the calendar year, of which 6.85% came in the second half. The six-month performance was modestly below that of the S&P 500 Index, the fund's benchmark, which gained 7.19%. Our top contributor to return in the second half was Veritas Software,

      PORTFOLIO REVIEW
      which appreciated 61% for us. Prior to our purchase in July its shares sold off dramatically on a bad earnings announcement, and analysts reduced near-term earnings forecasts and long-term growth estimates.

      Veritas moved from industry darling to pariah, but we thought there was still a lot of life in it.

      Our minds were not clouded by a bitter taste of loss, as we did not own the stock when it plummeted. The company had just made a small acquisition of a new email storage technology, building on a long and successful history of acquiring new technologies and marketing them to their large base of installed customers. Further, its competitors were primarily hardware based storage solution providers, whereas Veritas' software could operate on a wide range of hardware from numerous vendors. Given the rapid decline in hardware prices, it seemed cost conscious buyers would prefer Veritas. We stepped up and bought Veritas, and the stock began to rise. When it hit our initial price target we reduced our position for risk control purposes, but we thought the stock could still rise higher and indeed it did when Symantec bought the entire company. We sold our entire position on the day of the announcement in mid-December.

      Citizens Value Fund uses what we call a "quality, relative value" strategy. We look for companies that are profitable or forecast to become profitable in the current year, have significant assets and are selling at a discount to peer companies. We buy stocks of those companies where we believe a catalyst such as new management or changing industry dynamics will unlock the value of the company and allow it to trade up in value closer to its industry average.

      The strategy does not always work and sometimes our assessment of the power or timing of the catalyst is wrong. Another risk involves stocks selling at attractive discounts that continue to decline in price after you buy them. Some value managers believe this makes such stocks even more attractive -- perhaps true, but when it happens to us we view it as an investment mistake. A recent example is Hewlett Packard, a stock that made money

            CITIZENS VALUE FUND

            for us in 2003 but became a top detractor in the six-month period. In mid-August the CEO preannounced an earnings miss, which in and of itself is not a reason to sell. However, we weren't impressed with the rushed pre-dawn conference call in which the CEO focused more on placing blame than offering solutions. The stock then opened approximately 20% lower and we waited for the stock to recover before selling our position at a loss. Looking back, we made two mistakes. First, the stock had already been in a price decline, and we had been considering reducing our position before the scheduled earnings release. Second, the company had a previous earnings disappointment and was having trouble executing its strategy. Our quality, relative value discipline only works well when companies are making fundamental improvement, otherwise the companies' stocks are cheap and ought to be.

            OUTLOOK

            Going forward we will continue to look for stocks that trade at a discount and add value to shareholders. This is a tricky period for our strategy because the economy appears to be slowing. Companies may not be able to benefit from a rising economic tide. In choosing names to hold in the portfolio we will need to be even more selective than usual and watch our portfolio very carefully. Assisting us with that task will be a new quantitative tool we have developed to rank companies using objective measures, such as ability to generate positive returns in a consistent manner, grow earnings and pay dividends. We believe companies that excel in these measures are of higher quality and less likely to show earnings disappointments than companies with more patchy histories. We look forward to using this tool with all of our funds, together with our social and fundamental research, to build good portfolios for our shareholders.

      PORTFOLIO REVIEW

      CITIZENS SMALL CAP VALUE FUND

PERFORMANCE                              as of 12.31.2004

                     TOTAL RETURN          TOTAL RETURN
                   Ticker      6               Since
Share class        symbol    months          inception
-----------        ------    ------      ----------------
STANDARD            CFSVX      7.70%           4.90%

      Data presented reflects past performance, which is not a guarantee of future results. Current performance, obtainable at www.citizensfunds.com, may be lower or higher than the performance data quoted. When sold, your shares may be worth more or less than what you paid for them. Performance figures assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares. Fee waivers are currently in effect and have been instituted in the past to maintain expense limits, without which returns would have been lower.

      INVESTMENT GOAL capital appreciation

      INVESTMENT STRATEGY invests in equity securities of small- capitalization companies we believe are undervalued relative to the market

      INCEPTION DATE standard shares 3.31.04

      RISKS value investing, small-sized company risks

      See pages 6-8 for important fund risk and benchmark disclosures.

      THE MARKET

      The last six months were marked by broad swings in energy prices, rising interest rates, and the election. Oil peaked over $55 a barrel before plummeting below $41 a barrel. Investors seemed to interpret Fed rate increases as favoring a stronger economy versus a deliberate intent to slow the economy, and resolution of the election gave the market further assurances. Over this period, value stock indices recorded double digit gains, while growth stock indices stayed in single digits, and small value stocks fared best of all.

      HOW DID WE DO ?

      The good news is that the fund finished 2004 at a year-to-date high, buoyed by strong gains in the last quarter, particularly those which occurred in December. We had solid results from technology and healthcare stocks.

            CITIZENS SMALL CAP VALUE FUND

      Our top performer was Chemed, a somewhat unlikely pairing of the nation's largest hospice company, Vitas, and Roto-Rooter.

            As its name suggests, Chemed's roots are in the healthcare industry, but the company briefly changed its name in 2003 to Roto-Rooter, the well-known plumbing company it had acquired. Last year, in recognition of its purchase of Vitas Healthcare, the original Chemed name returned. We believe management is improving the profitability of the plumbing company, and we think further value may be unlocked with a spinout of either business. Although the fund fared nearly as well as the benchmark in the last quarter, the six-month differential was more substantial, as the fund returned 7.70% and the Russell 2000 Value Index returned 13.37%. We were hurt by our underweighting in financial services stocks during the third quarter, a period in which that sector -- representing over 33% of the benchmark -- delivered the best performance. However, we feel this exposure is excessively high. Anticipating rising interest rates, we did not expect financial stocks to perform well.

            OUTLOOK

            We believe stocks currently appear modestly overvalued. We also believe continued interest rate hikes should strengthen the dollar but will result in reduced liquidity. Additional uncertainty will be added as details of the Bush administration's policy initiatives are revealed. Corporate balance sheets are strong and can drive increased share repurchases, stock dividends, mergers or increased capital spending. We believe that corporate earnings expectations will be largely met as companies release results during late January and February. Our strategy will be to raise cash modestly and then rotate into higher quality companies. Industries that appear attractive to us are telecommunications equipment, energy services, healthcare, and selective names within consumer cyclicals.

      PORTFOLIO REVIEW

      CITIZENS GLOBAL EQUITY FUND

PERFORMANCE                                               as of 12.31.2004

                               TOTAL RETURN            AVERAGE ANNUAL RETURN
                  Ticker        6         1           5         10       Since
Share class       symbol     months     year        years     years    inception
--------------    ------     ------     ----       ------     -----    ---------
STANDARD           WAGEX       5.67%    3.42%      -10.78%     7.22%        6.35%
INSTITUTIONAL      CGEIX       6.03%    4.10%      -10.27%       NA        -4.45%
ADMINISTRATIVE     CEADX       5.86%    3.70%          NA        NA       -12.20%

      Data presented reflects past performance, which is not a guarantee of future results. Current performance, obtainable at www.citizensfunds.com, may be lower or higher than the performance data quoted. When sold, your shares may be worth more or less than what you paid for them. Performance figures assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares. Fee waivers were instituted in the past to maintain expense limits, without which returns would have been lower.

      INVESTMENT GOAL capital appreciation

      INVESTMENT STRATEGY invests in promising companies throughout the world

      INCEPTION DATES standard shares 02.08.94, institutional shares 11.01.99, administrative shares 02.04.00

      RISKS growth and foreign investing

      See pages 6-8 for important fund risk and benchmark disclosures.

      THE MARKET

      Global financial markets performed well in the last six months of 2004, moving ahead strongly since bottoming out in early August. The last two months were particularly impressive, as even non-U.S. equity markets celebrated the removal of the uncertainty around the U.S. elections. Undoubtedly markets also celebrated the decline in the price of oil, as well as the lack of response from the long-term interest rates in the face of continued increases at the short end of the yield curve.

            CITIZENS GLOBAL EQUITY FUND

            HOW DID WE DO ?

            The significant news for Citizens Global Equity Fund was the appointment of a new portfolio management team. On August 27th, Toronto-based McLean Budden took over as the new sub-adviser. This well-regarded Canadian firm places a premium on recruiting and maintaining outstanding talent, and the team managing the fund has worked together for many years. Their process is to build a portfolio through bottom-up stock selection, concentrating on larger capitalization companies with above-average earnings growth.

      We think McLean Budden's style is a very good fit for Citizens.

            We frankly lost confidence in the performance of the prior subadviser, as the fund had lagged its benchmark, the MSCI World Index, by a substantial margin, for over a year. Through August 26th, the year-to-date performance of the fund's standard shares lagged the benchmark by 768 basis points. Turning the tide on such underperformance is certainly a challenge, and McLean Budden has begun to improve relative performance.

            It would not be meaningful to comment further on the fund prior to the new manager's appointment. Therefore, the following information pertains primarily to the fourth quarter, the first full quarter in which McLean Budden had sole responsibility for the portfolio. The fund performed very well in absolute terms, with standard shares gaining 10.70% during the quarter, but somewhat lagged the 11.94% return of the benchmark. The fund's concentration in large-cap stocks during a buoyant quarter in which small- and mid-cap stocks performed better contributed to the underperformance. Many of the fund's mid-cap holdings performed well, enabling the fund to keep pace to a large degree. We derived sizeable gains from names such as Checkpoint, which shot up 45% during the quarter when earnings concerns proved unfounded. Large-cap financial stocks posted healthy gains, particularly HBOS, which rose nearly 21% during the period, as UK banks performed well, having fully discounted a negative interest rate scenario. Other large-caps yielded below-index returns, such as Pfizer, which dropped almost 12% during the period, as concerns over cox-2 inhibitors,

      PORTFOLIO REVIEW
      which began with Merck's Vioxx, eventually infected Pfizer's Celebrex. And while declining oil prices helped bolster strong overall returns for the portfolio, it caused oil companies BP and Apache to eke out only modest gains. Gold Fields also declined almost 9%, but prior to the decline we had sold half of our position, taking advantage of higher prices generated during merger negotiations.

      OUTLOOK

      We forecast a tough year for equities in 2005, and the portfolio is positioned conservatively in light of this outlook. We also contend large-cap companies will outperform in the upcoming market, as premiums return for liquid instruments in such an environment. We believe margins will decline or companies will pass through increasing costs to consumers, which would exacerbate inflation. The first scenario may result in no earnings growth and therefore minimal upside in equities, while the second scenario may result in higher earnings but reductions in the amount the market is willing to pay for those earnings given rising inflation. It is just a question of which pill companies administer.

      We intend to place more emphasis on healthcare stocks than the benchmark, holding positions in names such as Pfizer, Novartis, Beckman Coulter and Boston Scientific. U.S. pharmaceutical stocks are basically discounting no growth for the next five years, and while we don't believe healthcare growth stocks will outpace that of high fliers like eBay, we also don't believe it will be zero. The fund is positioned to emphasize the consumer area, with significant representation in media names which have been laggards. The fund's representation is below average in financials and basic materials, as valuations appear stretched, and we believe yield curves will flatten and earnings growth will slow. In summary, we are cautious and will strive to improve our relative performance.

            CITIZENS BALANCED FUND

PERFORMANCE                                               as of 12.31.2004

                                TOTAL RETURN           AVERAGE ANNUAL RETURN
                 Ticker         6          1                    Since
Share class      symbol      months       year                inception
-----------      ------      ------       ----         ---------------------
STANDARD          CFBLX        5.26%      6.00%                 10.68%

            Data presented reflects past performance, which is not a guarantee of future results. Current performance, obtainable at www.citizensfunds.com, may be lower or higher than the performance data quoted. When sold, your shares may be worth more or less than what you paid for them. Performance figures assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares. Fee waivers are currently in effect and have been instituted in the past to maintain expense limits, without which returns would have been lower.

            INVESTMENT GOAL current income and capital appreciation

            INVESTMENT STRATEGY invests in a blend of stocks, bonds, and money market securities

            INCEPTION DATE standard shares 12.20.02

            RISKS growth and fixed-income investing; high-yield security risks

            See pages 6-8 for important fund risk and benchmark disclosures.

            THE MARKET

            The markets moved modestly higher during the second half of 2004, with the S&P 500 gaining 7.19% and the Lehman Brothers U.S. Aggregate Index gaining 4.18%. The economic recovery continued, with unemployment falling and consumers spending at a decent level. Even steady interest rate hikes had little dampening effect. More important to the markets was the completion of an orderly election and a modest retreat in energy costs.

            HOW DID WE DO ?

            The Balanced Fund returned 5.26% for the period, trailing the 6.04% gain of the benchmark Blended Index. The shortfall was partially due to a cautious approach that kept our cash position higher than normal at a time of high equity valuations, slowing earnings growth and rising interest rates. These conditions have

PORTFOLIO REVIEW
traditionally been dangerous for the financial markets, where a more prudent, restrained approach to asset exposures is ultimately rewarded.

New co-portfolio manager Jon White instituted several changes to the fund's equity portion during this period. The portfolio became more concentrated with the reduction of almost two-thirds of the equity holdings as we emphasize companies with demonstrated profitability.

We believe these changes enhance our ability to identify the most attractive opportunities.

Top performers during the period were United Healthcare, Adobe Systems and PACCAR, the maker of Peterbilt and Kenworth trucks. Hurting us were corporate leaders Intel, Cisco, Coca-Cola, Pfizer and Citigroup, all of which we sold or trimmed early in the period.

To take advantage of the favorable credit environment, we increased our exposure to high-yield bonds from approximately 8% to 12% within our fixed-income holdings, adding names like Corning and Xerox. We added Corning to benefit from its strong market share in the lcd glass market. Outperformers within the fixed-income portion of the portfolio included Nextel, Cox Communications and Comcast, while Ace Ltd. underperformed.

OUTLOOK

Many of the cautions that affected the markets in 2004 remain. We believe interest rates will continue to move higher and earnings growth will slow further, and daily headlines are likely to create volatility. We approach the coming months with a cautious but not a defensive posture, with our cash position remaining higher than normal. We believe both stocks and bonds may provide decent returns, but this will require astute targeting of specific securities. The ability to avoid troubled situations will be critical, and we believe our concentration on established, successful companies will help us in this regard.

CITIZENS INCOME FUND

PERFORMANCE                                                     as of 12.31.2004

                                      TOTAL RETURN         AVERAGE ANNUAL RETURN
                          Ticker      6           1            5            10
Share class               symbol    months       year        years         years
-----------               ------    ------       ----        -----         -----
STANDARD                   WAIMX      4.07%      3.29%        4.83%         6.09%

Data presented reflects past performance, which is not a guarantee of future results. Current performance, obtainable at www.citizensfunds.com, may be lower or higher than the performance data quoted. When sold, your shares may be worth more or less than what you paid for them. Performance figures assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares. Fee waivers were instituted in the past to maintain expense limits, without which returns would have been lower.

INVESTMENT GOAL current income and monthly dividend payment

INVESTMENT STRATEGY invests mainly in bonds and mortgage-backed securities

INCEPTION DATE standard shares 06.10.92

RISKS fixed-income investing; high-yield security risks

See pages 6-8 for important fund risk and benchmark disclosures.

THE MARKET

A key story for the credit markets in the last six months of 2004 was the steady decline in the yield of the benchmark 10-year Treasury note, which at year's end stood at 4.22%, well below expectations that exceeded 5.00%. One has to wonder why the Treasury market rallied when the Federal Reserve raised its overnight lending rate between banks four times during this period, reaching 2.25% by the end of the year. We believe one reason is inflation has been relatively subdued; another is strong foreign demand for U.S. debt, primarily from Japan and China.

HOW DID WE DO ?

Our high-yield investments contributed to the improved performance of the Income Fund in the second half of the

PORTFOLIO REVIEW
year, a period in which the fund returned 4.07% for investors, just 11 basis points shy of the return posted by the Lehman Brothers U.S. Aggregate Index.

                        We were able to take advantage of greater returns being posted by high-yield bonds.

We successfully executed our strategy as high-yield bonds on December 31, 2004, accounted for approximately 25% of the assets of the Income Fund, up from approximately 14% at June 30, 2004. We added KB Home, for example, to capitalize on positive trends in homebuilding, along with Community Health Systems, and Markwest Energy. Some outperformers included Nextel, which marched ahead on news of its planned merger with rival Sprint and improving operating results, plus Comcast, XTO Energy and another homebuilder, Toll Brothers. Insurer Ace Ltd. pulled up the rear, suffering from asbestos exposure and the investigation of the insurance industry by New York Attorney General Eliot Spitzer.

OUTLOOK

Going into 2005, we believe the credit cycle will remain favorable due to companies having much stronger balance sheets and improving operating metrics. Indeed, we believe all the variables seem to be in place for a positive credit environment, such as a decline in crude oil prices, payroll increases, the ongoing economic expansion, and a monetary policy supporting economic growth. Things we will watch for during the year include a return of inflation, a further decline in the U.S. dollar and quicker than expected interest rate increases by the Fed.

CITIZENS ULTRA SHORT BOND FUND

PERFORMANCE                                                     as of 12.31.2004

                                        TOTAL RETURN       AVERAGE ANNUAL RETURN
                            Ticker      6           1              Since
Share class                 symbol    months       year          inception
-----------                 ------    ------       ----    ---------------------
STANDARD                     CFSBX     0.88%       1.29%           1.65%

Data presented reflects past performance, which is not a guarantee of future results. Current performance, obtainable at www.citizensfunds.com, may be lower or higher than the performance data quoted. When sold, your shares may be worth more or less than what you paid for them. Performance figures assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares. Fee waivers are currently in effect and have been instituted in the past to maintain expense limits, without which returns would have been lower.

INVESTMENT GOAL high level of current income consistent with preservation of capital

INVESTMENT STRATEGY invests mainly in short-duration investment-grade fixed-income securities

INCEPTION DATE standard shares 11.21.02

RISKS fixed-income investing

See pages 6-8 for important fund risk and benchmark disclosures.

THE MARKET

We continued to see signs of economic expansion in the second half of 2004. GDP growth, which during the second quarter was 3.3%, increased to 4% in the third quarter, and economists currently estimate 3.5% growth for the fourth quarter. Job growth also continued as the U.S. economy added an average of 181,000 jobs per month in 2004. During the same period, the Federal Reserve increased the federal-funds rate four times, 25 basis points at a time, to close the year at 2.25%. We believe the recent interest rate hikes reflect the Fed's concerns that monetary policy is still highly accommodative and the ongoing economic expansion may give rise to inflationary pressures. Inflation is bad for bond investors because it reduces the value of interest payments and principal.

PORTFOLIO REVIEW

HOW DID WE DO ?

During the second half of 2004, the fund returned 0.88%, outperforming its benchmark index, the Merrill Lynch 1-Year Treasury Index, by 21 basis points. The fund's 30-day yield also improved during this period, rising from 1.89% on June 30th to 2.48% on December 31st. We continued to focus on high quality corporate bonds and asset-backed securities (with an average quality of Aa2), which accounted for approximately 52% and 22% of the fund's total assets, respectively, during the period. Corporate notes outperformed Treasury notes on a total return basis in the last six-month period.

Our exposure to corporate notes enabled the fund to do well.

Our focus has been on maintaining a relatively stable net asset value combined with increasing yields, when appropriate. The fund's effective duration at the end of the year was 0.6 years. With low duration, bonds are less sensitive to interest rate movements. Shorter durations also enable us to replace expired securities with higher yielding replacements in a favorable interest rate environment. For example, in the last six months of 2004, the two-year Treasury note yield moved from 2.68% to 3.07%.

OUTLOOK

We are optimistic about the upcoming year, and believe the corporate credit cycle will remain favorable. Moody's, a bond rating service, expects default rates to be relatively low, around 1.6% in 2005 for investment grade bonds. We believe the volume of net issuances will be low going forward, which should bode well for corporate bond spreads. Cautionary factors we will watch for during the year include greater than expected inflationary pressures, a weaker dollar, and increased shareholder appeasement through share buybacks and higher dividend payments.

CITIZENS MONEY MARKET FUND

PERFORMANCE                                                     as of 12.31.2004

                              TOTAL RETURN              AVERAGE ANNUAL RETURN
                   Ticker      6          1            5       10        Since
Share class        symbol    months      year        years    years    inception
-----------        ------    ------      ----        -----    -----    ---------
STANDARD            WKAXX     0.37%      0.44%        2.09%    3.26%       NA
INSTITUTIONAL       WAIXX     0.50%      0.71%        2.37%      NA       3.49%


Data presented reflects past performance, which is not a guarantee of future results. Current performance, obtainable at www.citizensfunds.com, may be lower or higher than the performance data quoted. When sold, your shares may be worth more or less than what you paid for them. Performance figures assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares. Fee waivers were instituted in the past to maintain expense limits, without which returns would have been lower.

INVESTMENT GOAL current income consistent with safety and liquidity

INVESTMENT STRATEGY invests exclusively in money market instruments

INCEPTION DATES standard shares 08.30.83, institutional shares 02.01.96

RISKS money market investing

See pages 6-8 for important fund risk and benchmark disclosures.

THE MARKET

In the last six months of 2004 the federal-funds rate rose four times, in 25 basis point increments, to reach 2.25% year's end. The rate is the most prominent mechanism through which the Federal Reserve controls monetary policy. Bond prices and interest rates have an inverse relationship with each other. In other words, when interest rates rise, bond prices fall. This relationship between interest rates and bond prices does not necessarily hold true for money market funds. This is due to the short-term nature of the securities held in the fund. For instance, in a rising interest rate environment, securities that reach maturity are typically replaced by higher yielding securities on an ongoing basis.

PORTFOLIO REVIEW

HOW DID WE DO ?

The interest rate hikes during the period helped improve the fund's performance. For instance, the 7-day simple yield on the standard share class was 1.17% at December 31st, compared to 0.5% at June 30th. During the second half of 2004, our strategy was to lower the fund's average weighted maturity in order to benefit from the rising interest rate environment. At December 31st, the average weighted maturity for the portfolio was 33 days compared to 42 days at June 30th. We were also shorter than our peers in terms of average weighted maturity at the end of the year.

We believe this fund can be a good alternative to a traditional savings account.

OUTLOOK

As we head into 2005, we believe the Fed will continue to raise interest rates as the current monetary policy still appears highly accommodative. The federal-funds rate is expected to be around 3.5% - 4% by the end of 2005, assuming inflationary pressures remain tame and crude oil price levels remain below the highs of last fall. Other factors contributing to future rate increases include overall economic expansion characterized by earnings growth, payroll increases and higher consumer spending. In 2004, the economy added an average 181,000 jobs per month, which is above the 100 - 150 thousand jobs required to absorb new people coming into the job market. We believe there will be similar job growth in 2005, primarily resulting from improved operating results being reported by companies. We will continue to avoid investing in securities that we believe pose significant credit and headline risk and invest in first-tier securities in order to maintain minimal credit risk.

CITIZENS FUNDS HOLDINGS

DECEMBER 31, 2004 ($ X 1,000) UNAUDITED

300 FUND
Security                           Shares       Value ($)
-------------------------------    ------       ---------
COMMON STOCKS - 100.0%
Air Freight - 1.8%
FedEx Corp.                           300          30
United Parcel Service, Class B      1,165          99
                                                  ---
                                                  129
Airlines - 0.2%
jetBlue Airways Corp. (a)             100           2
Southwest Airlines Co.                830          14
                                                  ---
                                                   16
Apparel Manufacturers - 0.1%
Jones Apparel Group, Inc.             200           7

Auto Manufacturing - 0.2%
PACCAR, Inc.                          150          12

Banks - 4.7%
Bank of America Corp.               4,100         192
Bank of New York Co., Inc.            800          27
BB&T Corp.                            600          25
Fifth Third Bancorp                   600          28
National City Corp.                   700          26
North Fork Bancorporation, Inc.       300           9
SunTrust Banks, Inc.                  400          30
                                                  ---
                                                  337
Biotechnology - 1.3%
Allergan, Inc.                        100           8
Biogen Idec, Inc. (a)                 375          25
Chiron Corp. (a)                      200           7
Forest Laboratories, Inc. (a)         400          18
Genzyme Corp. (a)                     200          12
Gilead Sciences, Inc. (a)             400          14
MedImmune, Inc. (a)                   200           5
                                                  ---
                                                   89
Broadcasting - 0.3%
Univision Communications,
 Inc. (a)                             700          20

Chemicals - 1.8%
Air Products & Chemicals, Inc.        200          12
Amgen, Inc. (a)                     1,300          83
Engelhard Corp.                       200           6
International Flavors
 & Fragrances, Inc.                   100           4
Praxair, Inc.                         400          18
Sigma-Aldrich Corp.                   100           6
                                                  ---
                                                  129
Computers - 9.7%
Apple Computer, Inc. (a)              370          24
Automatic Data Processing             300          13
Citrix Systems, Inc. (a)              225           6
Corning, Inc. (a)                   1,480          17
Dell, Inc. (a)                      2,500         104
EMC Corp. (a)                       2,400          36
Intel Corp.                         6,355         148
International Business
 Machines Corp.                     1,650         162
Intuit, Inc. (a)                      200           9
Lexmark International, Inc. (a)       150          13
National Instruments Corp.            100           3
Network Appliance, Inc. (a)           500          17
Novell, Inc. (a)                      400           3
Oracle Corp. (a)                    5,140          71
SunGard Data Systems, Inc. (a)        300           8
Symantec Corp. (a)                    450          12
Yahoo!, Inc. (a)                    1,400          53
                                                  ---
                                                  699
Construction - 0.5%
Centex Corp.                          200          12
D. R. Horton, Inc.                    275          11
Lennar Corp.                          200          11
                                                  ---
                                                   34
Consumer Products - 1.2%
Alberto-Culver Co., Class B           200          10
Black & Decker Corp.                  100           9
Clorox Co.                            200          12
Kimberly-Clark Corp.                  500          32
Newell Rubbermaid, Inc.               500          12
Whirlpool Corp.                       100           7
                                                  ---
                                                   82
Electrical Equipment - 1.6%
American Power Conversion Corp.       220           5
Emerson Electric Co.                  400          28
Sanmina Corp. (a)                     600           5
Tyco International Ltd.             2,010          72
                                                  ---
                                                  110
Electronics - 4.6%
Adobe Systems, Inc.                   200          13
Applied Materials, Inc. (a)         1,700          29
Broadcom Corp., Class A (a)           300          10
Cisco Systems, Inc. (a)             6,655         127
Electronic Arts, Inc. (a)             300          19

                                                             SEE FINANCIAL NOTES
                                       35

CITIZENS FUNDS HOLDINGS

300 FUND
Security                           Shares        Value ($)
-------------------------------    ------        ---------
Electronics (continued)
Freescale Semiconductor,
  Inc., Class B (a)                   264            5
JDS Uniphase Corp. (a)              1,600            5
Johnson Controls, Inc.                200           13
Juniper Networks, Inc. (a)            600           16
Linear Technology Corp.               300           12
Maxim Integrated Products, Inc.       350           15
NVIDIA Corp. (a)                      100            2
Rockwell Automation, Inc.             100            5
SPX Corp.                             200            8
Texas Instruments, Inc.             1,700           42
Xilinx, Inc.                          300            9
                                                   ---
                                                   330
Energy & Utilities - 7.3%
AES Corp. (a)                         700           10
Anadarko Petroleum Corp.              250           16
Apache Corp.                          400           20
Baker Hughes, Inc.                    300           13
BJ Services Co.                       200            9
BP Amoco plc ADR                    3,625          213
Burlington Resources, Inc.            400           17
Calpine Corp. (a)                     300            1
ConocoPhillips                        700           62
Devon Energy Corp.                    600           23
Diamond Offshore Drilling, Inc.       200            8
Equitable Resources, Inc.             135            8
KeySpan Corp.                         200            8
Kinder Morgan, Inc.                   200           15
Newfield Exploration Co. (a)          100            6
NiSource, Inc.                        300            7
Noble Corp. (a)                       200           10
Noble Energy, Inc.                    100            6
Pepco Holdings, Inc.                  100            2
Pioneer Natural Resources Co.         200            7
Pogo Producing Co.                    100            5
Puget Energy, Inc.                    100            2
Questar Corp.                         200           10
Smith International, Inc. (a)         100            5
The Williams Cos., Inc.               500            8
Transocean, Inc. (a)                  400           17
Western Gas Resources, Inc.           100            3
XTO Energy, Inc.                      150            5
                                                   ---
                                                   516
Entertainment - 3.2%
Comcast Corp., Class A (a)          2,200           73
Time Warner, Inc. (a)               4,550           89
Viacom, Inc.                        1,700           62
                                                   ---
                                                   224
Financial - Diversified - 13.1%
AMBAC Financial Group, Inc.           100            8
American Express Co.                1,300           73
Capital One Financial Corp.           300           25
Citigroup, Inc.                     5,200          251
Fannie Mae                          1,000           71
Freddie Mac                           700           52
Lehman Brothers Holdings, Inc.        300           26
MBNA Corp.                          1,300           37
Mellon Financial Corp.                400           12
Merrill Lynch & Co.                   900           54
MetLife, Inc.                         700           28
Moody's Corp.                         200           17
Northern Trust Corp.                  200           10
SLM Corp.                             400           21
State Street Corp.                    300           15
Synovus Financial Corp.               390           11
Wachovia Corp.                      1,600           84
Washington Mutual, Inc.               900           38
Wells Fargo & Co.                   1,660          103
                                                   ---
                                                   936
Financial Services - 0.5%
Charles Schwab Corp.                1,400           17
Golden West Financial Corp.           120            7
Principal Financial Group             300           12
                                                   ---
                                                    36
Foods - 4.6%
Bunge, Ltd.                           100            6
Campbell Soup Co.                     400           12
Coca-Cola Co.                       2,400           99
General Mills, Inc.                   400           20
H.J. Heinz Co.                        300           12
Kellogg Co.                           449           20
McCormick & Co., Inc.                 100            4
Pepsi Bottling Group, Inc.            100            3
PepsiCo, Inc.                       1,650           86
Sara Lee Corp.                        850           21
SUPERVALU, Inc.                       100            3
Sysco Corp.                           710           27
Wm. Wrigley Jr. Co.                   200           14
                                                   ---
                                                   327
Healthcare - 11.5%
Baxter International, Inc.            600           21
Becton, Dickinson & Co.               250           14
Biomet, Inc.                          200            9

SEE FINANCIAL NOTES

                     DECEMBER 31, 2004 ($ X 1,000) UNAUDITED

300 FUND
Security                              Shares        Value ($)
-----------------------------------   ------        ---------
Healthcare (continued)
Boston Scientific Corp. (a)              800           28
Cardinal Health, Inc.                    500           29
DENTSPLY International, Inc.             100            6
Eli Lilly & Co.                        1,100           62
Express Scripts, Inc. (a)                100            8
Guidant Corp.                            300           22
Health Management
 Associates, Inc., Class A               100            2
Johnson & Johnson, Inc.                3,000          190
Laboratory Corp. of
 America Holdings (a)                    225           11
Medtronic, Inc.                        1,200           60
Mylan Laboratories, Inc.                 350            6
Pfizer, Inc.                           7,550          202
Quest Diagnostics, Inc.                  100           10
St. Jude Medical, Inc. (a)               400           17
Stryker Corp.                            420           20
UnitedHealth Group, Inc.                 700           62
Wellpoint, Inc. (a)                      300           35
                                                      ---
                                                      814
Hotels & Motels - 0.2%
Marriott International, Inc.,
 Class A                                 200           13

Insurance - 4.3%
American International
 Group, Inc.                           2,565          168
Fidelity National Financial Corp.        300           14
Hartford Financial Services
 Group, Inc.                             300           21
Marsh & McLennan Cos., Inc.              500           16
MBIA, Inc.                               200           13
Progressive Corp.                        200           17
The Allstate Corp.                       700           36
The St. Paul Travelers Cos., Inc.        670           25
                                                      ---
                                                      310
Investment Banking & Brokerage -0.9%
T. Rowe Price Group, Inc.                170           11
The Goldman Sachs Group, Inc.            500           52
                                                      ---
                                                       63
Leisure - 0.3%
Harley-Davidson, Inc.                    300           18

Manufacturing - 5.9%
3M Co.                                   800           67
American Standard Cos., Inc. (a)         300           12
Bausch & Lomb, Inc.                      100            6
Cintas Corp.                             135            6
Cooper Cameron Corp. (a)                 100            5
Dana Corp.                               100            2
Deere & Co.                              300           22
Donaldson Co., Inc.                      100            3
Dover Corp.                              300           13
Eaton Corp.                              200           14
Gentex Corp.                             105            4
Graco, Inc.                              100            4
Illinois Tool Works, Inc.                300           28
Ingersoll-Rand Co.                       200           16
Masco Corp.                              515           19
Mattel, Inc.                             570           11
Nucor Corp.                              200           10
Parker Hannifin Corp.                    100            8
Pentair, Inc.                            100            4
Procter & Gamble Co.                   2,602          144
Sealed Air Corp. (a)                     100            5
Smurfit-Stone Container Corp. (a)        500            9
Sonoco Products Co.                      100            3
Worthington Industries, Inc.             100            2
                                                      ---
                                                      417
Office Equipment & Supplies - 0.3%
Avery Dennison Corp.                     200           12
Pitney Bowes, Inc.                       200            9
                                                      ---
                                                       21
Personal Care - 1.5%
Avon Products, Inc.                      500           19
Colgate-Palmolive Co.                    560           29
Gillette Co.                           1,000           45
The Estee Lauder Cos., Inc.,
 Class A                                 300           14
                                                      ---
                                                      107
Pharmaceuticals - 0.5%
McKesson Corp.                           400           13
Zimmer Holdings, Inc. (a)                300           24
                                                      ---
                                                       37
Publishing - 0.9%
Dow Jones & Co., Inc.                    100            4
Gannett Co., Inc.                        310           26
McGraw-Hill Cos., Inc.                   200           18
Tribune Co.                              300           13
                                                      ---
                                                       61
Railroads - 0.4%
CSX Corp.                                300           12
Norfolk Southern Corp.                   500           18
                                                      ---
                                                       30

                                                             SEE FINANCIAL NOTES
                                       37

CITIZENS FUNDS HOLDINGS

300 FUND
Security                              Shares        Value ($)
--------------------------------      ------        ---------

Real Estate - 0.1%
The St. Joe Co.                          120            8

Restaurants - 1.2%
McDonald's Corp.                       1,300           41
Starbucks Corp. (a)                      400           25
YUM! Brands, Inc.                        400           19
                                                    -----
                                                       85

Retail - 7.3%
AutoZone, Inc. (a)                       100            9
Bed Bath & Beyond, Inc. (a)              300           12
Best Buy & Co., Inc.                     400           24
Big Lots, Inc. (a)                       200            2
Chico's FAS, Inc. (a)                    105            5
Coach, Inc. (a)                          200           11
Costco Wholesale Corp.                   500           24
CVS Corp.                                430           19
Dollar General Corp.                     400            8
eBay, Inc. (a)                           700           81
Fastenal Co.                             120            7
Hasbro, Inc.                             100            2
Home Depot, Inc.                       2,165           93
Lowe's Cos., Inc.                        800           46
Michaels Stores, Inc.                    200            6
Nordstrom, Inc.                          100            5
RadioShack Corp.                         235            8
Staples, Inc.                            530           18
Target Corp.                             900           47
The Gap, Inc.                            868           18
The TJX Cos., Inc.                       500           13
Tiffany & Co.                            300           10
Walgreen Co.                           1,000           38
Whole Foods Market, Inc.                 100           10
                                                    -----
                                                      516
Services - 2.3%
Apollo Group, Inc., Class A (a)          100            8
ARAMARK Corp.                            200            5
Career Education Corp. (a)               200            8
Cendant Corp.                          1,000           23
Ecolab, Inc.                             300           11
Expeditors International
 of Washington, Inc.                     200           11
Fair Isaac & Co., Inc.                   100            4
First Data Corp.                         900           38
Fiserv, Inc. (a)                         200            8
Monster Worldwide, Inc. (a)              100            3
Omnicom Group, Inc.                      200           17
Pall Corp.                               100            3
Paychex, Inc.                            400           14
Unisys Corp. (a)                         700            7
Viad Corp.                                31            1
                                                    -----
                                                      161
Telecommunications - 5.7%
Lucent Technologies, Inc. (a)          5,000           19
Motorola, Inc.                         2,400           41
Nextel Communications, Inc. (a)        1,100           33
QUALCOMM, Inc.                         1,650           70
SBC Communications, Inc.               3,280           85
Scientific-Atlanta, Inc.                 200            7
Sprint Corp.                           1,417           35
Verizon Communications, Inc.           2,750          111
                                                    -----
                                                      401
                                                    -----
TOTAL COMMON STOCKS                                 7,095
Cost: $6,409

Security, rate, maturity date                          Principal ($)   Value ($)
-----------------------------------------              ------------    ---------
REPURCHASE AGREEMENTS - 0.1%
Fifth Third Bank, Inc., 1.25%, 01/03/05
(Proceeds at maturity $10,
 collateralized by Federal
 Home Loan Mortgage Corp.
 security, 6.00%, 04/01/17)
Cost: $10                                                     10              10
                                                                          ------
TOTAL INVESTMENTS - 100.1%                                                 7,105
Cost: $6,419 (b)

Percentages indicated are based on net
assets of $7,097.

(a) Non-income producing security.

(b) Represents cost for financial reporting purposes and differs from federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $28.
Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation                                  $   838
Unrealized depreciation                                     (180)
                                                         -------
Net unrealized appreciation                              $   658

ADR - American Depositary Receipt

SEE FINANCIAL NOTES
                                       38

                     DECEMBER 31, 2004 ($ X 1,000) UNAUDITED

CORE GROWTH FUND
Security                            Shares          Value ($)
---------------------------------   -------         ---------
COMMON STOCKS - 96.3%
Air Freight - 2.3%
FedEx Corp.                          80,060           7,885

Apparel Manufacturers - 1.6%
Nike, Inc., Class B                  60,000           5,441

Auto Manufacturing - 1.8%
PACCAR, Inc.                         75,000           6,036

Banks - 1.9%
Bank of America Corp.               140,000           6,579

Biotechnology - 1.4%
Gilead Sciences, Inc. (a)           140,000           4,899

Chemicals - 1.4%
Praxair, Inc.                       110,000           4,857

Computers - 6.2%
Cognos, Inc. (a)                    120,000           5,287
Dell, Inc. (a)                      100,000           4,214
Network Appliance, Inc. (a)         150,000           4,983
Symantec Corp. (a)                  250,000           6,440
                                                     ------
                                                     20,924
Consumer Products - 1.8%
Black & Decker Corp.                 70,000           6,183

Electronics - 6.0%
Adobe Systems, Inc.                 100,000           6,274
Cisco Systems, Inc. (a)             200,000           3,860
Electronic Arts, Inc. (a)            75,000           4,626
Rockwell Automation, Inc.           110,000           5,451
                                                     ------
                                                     20,211
Energy & Utilities - 9.4%
Apache Corp.                         82,100           4,152
BJ Services Co.                      70,000           3,258
Burlington Resources, Inc.          100,000           4,350
ConocoPhillips                       75,000           6,512
Equitable Resources, Inc.           110,000           6,672
Questar Corp.                       130,000           6,625
Silvan Power Co. (a) (b)             24,000               -
Vulcan Power Co.,
 Class A (a) (b)                     40,000               -
                                                     ------
                                                     31,569
Financial - Diversified - 8.5%
American Express Co.                110,000           6,201
Legg Mason, Inc.                     60,000           4,396
MBNA Corp.                          120,000           3,383
Moody's Corp.                        75,000           6,513
SLM Corp.                            60,000           3,203
Wells Fargo & Co.                    80,000           4,972
                                                     ------
                                                     28,668
Financial Services - 2.8%
Golden West
 Financial Corp.                     80,000           4,913
Hibernia Corp.                      160,000           4,722
                                                     ------
                                                      9,635
Foods - 5.6%
Hershey Foods Corp.                 125,000           6,942
McCormick & Co., Inc.               130,000           5,018
Sysco Corp.                         100,000           3,817
Wm. Wrigley Jr. Co.                  45,000           3,114
                                                     ------
                                                     18,891
Healthcare - 12.6%
Becton, Dickinson & Co.             125,000           7,100
C.R. Bard, Inc.                     100,000           6,398
Johnson & Johnson, Inc.             150,000           9,512
St. Jude Medical, Inc. (a)          120,000           5,032
UnitedHealth Group, Inc.            100,000           8,803
Varian Medical
 Systems, Inc. (a)                  125,000           5,405
                                                     ------
                                                     42,250
Hotels & Motels - 2.0%
Marriott International,
 Inc., Class A                      110,000           6,928

Insurance - 2.0%
The Allstate Corp.                  130,020           6,725

Manufacturing - 5.8%
Illinois Tool Works, Inc.            63,600           5,894
Masco Corp.                         135,000           4,932
Pentair, Inc.                       125,000           5,445
Procter & Gamble Co.                 60,000           3,305
                                                     ------
                                                     19,576
Personal Care - 1.1%
Gillette Co.                         80,000           3,582

Pharmaceuticals - 0.9%
Zimmer Holdings, Inc. (a)            40,000           3,205

Restaurants - 2.2%
Starbucks Corp. (a)                 120,000           7,483

Retail - 7.7%
Bed Bath & Beyond, Inc. (a)         100,000           3,983
Costco Wholesale Corp.               70,000           3,389
CVS Corp.                           145,000           6,535

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS

CORE GROWTH FUND
Security                          Shares     Value ($)
--------                          ------     ---------
Retail (continued)
Nordstrom, Inc.                   100,000       4,673
Staples, Inc.                     220,000       7,416
                                              -------
                                               25,996
Services - 5.6%
Ecolab, Inc.                      140,000       4,918
Expeditors International
 of Washington, Inc.               90,000       5,029
First Data Corp.                  100,000       4,254
Getty Images, Inc. (a)             70,000       4,820
                                              -------
                                               19,021
Telecommunications - 5.7%
Alltel Corp.                       85,000       4,995
QUALCOMM, Inc.                    220,000       9,328
Sprint Corp.                      200,000       4,970
                                              -------
                                               19,293
                                              -------
TOTAL COMMON STOCKS                           325,837
Cost: $266,958

WARRANTS - 0.0%
Telecommunications - 0.0%
Lucent Technologies, Inc.           4,066           6
Cost: $0

Security, rate, maturity date                           Principal ($)    Value ($)
-----------------------------------------------------   -------------    ---------
REPURCHASE AGREEMENTS - 3.9%
Fifth Third Bank, Inc., 1.25%, 01/03/05
(Proceeds at maturity $13,079,
 collateralized by Federal Home
 Loan Mortgage Corp. securities,
 5.00%-6.00%, 04/01/17-11/01/17)
Cost: $13,077                                               13,077        13,077
                                                                         -------
TOTAL INVESTMENTS - 100.2%                                               338,920
Cost: $280,035 (c)

Percentages indicated are based on net assets of $338,328.

(a) Non-income producing security.

(b) On December 31, 2004, the fund owned the following restricted securities constituting 0.00% of net assets which may not be publicly sold without registration under the Securities Act of 1933. These securities are valued at fair value as determined in good faith under consistently applied procedures under the general supervision of the Trust's Board of Trustees. Additional information on the securities is as follows:
Vulcan Power Co., Class A
Acquisition Date: March 3, 1995
Cost: $300
Value: $0

Silvan Power Co.
Acquisition Date: July 27, 2004
Cost : $0
Value : $0

(c) Represents cost for financial reporting
purposes and differs from federal income tax
purposes by the amount of losses recognized for
financial reporting purposes in excess of
federal income tax reporting of approximately $666.
Cost for federal income tax purposes differs
from value by net unrealized appreciation of
securities as follows:
Unrealized appreciation                                   $ 58,935
Unrealized depreciation                                       (716)
                                                          --------
Net unrealized appreciation                               $ 58,219

SEE FINANCIAL NOTES
                                       40

                     DECEMBER 31, 2004 ($ X 1,000) UNAUDITED

EMERGING GROWTH FUND
Security                               Shares     Value ($)
------------------------------         ------     ---------
COMMON STOCKS - 100.3%
Banks - 1.9%
East West Bancorp, Inc.                77,759       3,263

Biotechnology - 1.0%
Gilead Sciences, Inc. (a)              51,200       1,791

Broadcasting - 0.6%
American Tower Corp. (a)               55,900       1,029

Chemicals - 1.0%
Praxair, Inc.                          39,650       1,751

Computers - 11.6%
Affiliated Computer
 Services, Inc. (a)                    28,125       1,693
Apple Computer, Inc. (a)               71,916       4,632
ARM Holdings plc ADR                  341,862       2,109
Autodesk, Inc.                         50,400       1,913
Corning, Inc. (a)                     147,360       1,734
Pixar, Inc. (a)                        14,505       1,242
Symantec Corp. (a)                    137,200       3,534
Veritas Software Corp. (a)             64,066       1,829
Wind River Systems, Inc. (a)          119,500       1,619
                                                   ------
                                                   20,305
Construction - 1.6%
Centex Corp.                           17,000       1,013
Lafarge North America, Inc.            34,000       1,745
                                                   ------
                                                    2,758
Consumer Products - 1.1%
Black & Decker Corp.                   20,790       1,836

Electrical Equipment - 1.5%
Fisher Scientific
 International, Inc. (a)               42,400       2,645

Electronics - 12.4%
Adobe Systems, Inc.                    71,525       4,487
Advanced Micro
 Devices, Inc. (a)                     78,500       1,729
Cree, Inc. (a)                         55,240       2,214
Harman International
 Industries, Inc.                      26,780       3,401
International Rectifier
 Corp. (a)                             77,700       3,463
Juniper Networks, Inc. (a)            110,275       2,998
Rockwell Automation, Inc.              26,000       1,288
Silicon Image, Inc. (a)               129,314       2,129
                                                   ------
                                                   21,709
Energy & Utilities - 4.8%
Baker Hughes, Inc.                     43,840       1,871
EOG Resources, Inc.                    23,200       1,656
Newfield Exploration Co. (a)           28,742       1,697
ONEOK, Inc.                            54,200       1,540
Patterson-UTI Energy, Inc.             85,200       1,657
                                                   ------
                                                    8,421
Financial - Diversified - 2.5%
Investors Financial
 Services Corp.                        38,227       1,911
Moody's Corp.                          28,494       2,474
                                                   ------
                                                    4,385
Financial Services - 3.6%
Chicago Mercantile Exchange            15,156       3,466
Golden West Financial Corp.            45,080       2,769
                                                   ------
                                                    6,235
Foods - 2.9%
Bunge, Ltd.                            47,850       2,728
Hershey Foods Corp.                    42,425       2,356
                                                   ------
                                                    5,084
Healthcare - 9.5%
Biomet, Inc.                           52,725       2,288
Cooper Cos., Inc.                      38,075       2,688
Cytyc Corp. (a)                        59,809       1,649
Laboratory Corp. of
 America Holdings (a)                  21,850       1,089
Sierra Health
 Services, Inc. (a)                    50,888       2,804
St. Jude Medical, Inc. (a)             78,840       3,305
Varian Medical
 Systems, Inc. (a)                     64,600       2,793
                                                   ------
                                                   16,616
Hotels & Motels - 1.0%
Choice Hotels
 International, Inc.                   30,530       1,771

Investment Banking &
 Brokerage - 1.4%
T. Rowe Price Group, Inc.              39,555       2,460

Manufacturing - 6.5%
Graco, Inc.                            71,906       2,686
Nucor Corp.                            58,850       3,081
Oshkosh Truck Corp.                    29,284       2,002
Pentair, Inc.                          34,000       1,481
Zebra Technologies Corp.,
 Class A (a)                           38,706       2,178
                                                   ------
                                                   11,428

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS

EMERGING GROWTH FUND
Security                              Shares       Value ($)
-----------------------------------   -------      ---------
Personal Care - 0.6%
The Estee Lauder Cos., Inc.,
 Class A                               21,400         979

Pharmaceuticals - 1.1%
Medicis Pharmaceutical
 Corp., Class A                        53,800        1,889

Publishing - 0.9%
John Wiley & Sons, Inc.                44,400        1,547

Railroads - 1.0%
Norfolk Southern Corp.                 50,270        1,819

Restaurants - 4.9%
Sonic Corp. (a)                        33,230        1,014
Starbucks Corp. (a)                    71,100        4,434
YUM! Brands, Inc.                      65,500        3,090
                                                   -------
                                                     8,538
Retail - 12.7%
American Eagle Outfitters, Inc.        68,200        3,212
Claire's Stores, Inc.                 101,400        2,155
Coach, Inc. (a)                        27,700        1,562
Fastenal Co.                           39,097        2,407
Foot Locker, Inc.                     100,246        2,700
Nordstrom, Inc.                        60,356        2,820
Polo Ralph Lauren                      18,000          767
Regis Corp.                            30,700        1,417
Staples, Inc.                          81,870        2,760
Whole Foods Market, Inc.               26,750        2,551
                                                   -------
                                                    22,351

Services - 9.5%
Cognizant Technology
 Solutions Corp. (a)                   68,400        2,895
Corporate Executive
 Board Co.                             51,549        3,451
Dun & Bradstreet Corp. (a)             19,200        1,145
Ecolab, Inc.                           62,511        2,196
Expeditors International
 of Washington, Inc.                   41,600        2,325
Getty Images, Inc. (a)                 32,235        2,219
VCA Antech, Inc. (a)                  120,000        2,352
                                                   -------
                                                    16,583
Telecommunications - 1.7%
Andrew Corp. (a)                       60,700          827
Macromedia, Inc. (a)                   33,600        1,046
Nextel Partners, Inc. (a)              53,000        1,036
                                                   -------
                                                     2,909

Transportation - 3.0%
Landstar System, Inc. (a)              37,240        2,743
Ryder System, Inc.                     51,694        2,469
                                                   -------
                                                     5,212
                                                   -------
TOTAL COMMON STOCKS                                175,314
Cost: $142,286

Security, rate, maturity date                           Principal ($)     Value ($)
-----------------------------------------------------   -------------     ---------
REPURCHASE AGREEMENTS - 0.1%
Fifth Third Bank, 1.25%, 01/03/05
(Proceeds at maturity $201,
 collateralized by Federal Home
 Loan Mortgage Corp. security,
 5.00%, 11/01/17)
Cost: $201                                                    201              201
                                                                           -------
TOTAL INVESTMENTS - 100.4%                                                 175,515
Cost: $142,487 (b)

Percentages indicated are based on net assets of $174,861.

(a) Non-income producing security.

(b) Represents cost for financial reporting
purposes and differs from federal
income tax purposes by the amount of losses
recognized for financial reporting purposes
in excess of federal income tax reporting of
approximately $28. Cost for federal income
tax purposes differs from value by net
unrealized appreciation of securities
as follows:
Unrealized appreciation                                  $ 33,624
Unrealized depreciation                                      (624)
                                                         --------
Net unrealized appreciation                              $ 33,000

ADR - American Depositary Receipt

SEE FINANCIAL NOTES
                                       42

                     DECEMBER 31, 2004 ($ X 1,000) UNAUDITED

SMALL CAP CORE GROWTH FUND
Security                               Shares      Value ($)
----------------------------           ------      ---------
COMMON STOCKS - 100.0%
Airlines - 1.0%
MAIR Holdings, Inc. (a)                30,786           283

Banks - 6.1%
Cathay Bancorp, Inc.                    9,100           341
East West Bancorp, Inc.                10,940           460
Glacier Bancorp, Inc.                   6,800           231
PrivateBancorp, Inc.                    9,890           319
Prosperity Bancshares, Inc.            15,074           440
                                                      -----
                                                      1,791
Biotechnology - 3.1%
Merit Medical Systems,
 Inc. (a)                              59,278           906

Computers - 10.1%
Ansys, Inc. (a)                        15,760           505
ARM Holdings plc ADR                   45,974           284
Digital River, Inc. (a)                12,780           532
F5 Networks, Inc. (a)                  10,960           534
Factset Research Systems, Inc.          7,960           465
NETGEAR, Inc. (a)                      35,300           642
                                                      -----
                                                      2,962
Educational Services - 1.7%
Bright Horizons Family
 Solutions, Inc. (a)                    7,850           508

Electrical Equipment - 1.4%
Genlyte Group (a)                       4,802           411

Electronics - 5.9%
Diodes, Inc. (a)                       20,500           464
Silicon Image, Inc. (a)                33,135           546
Skyworks Solutions, Inc. (a)           37,040           349
Trimble Navigation Ltd. (a)            11,665           385
                                                      -----
                                                      1,744
Energy & Utilities - 6.4%
Airgas, Inc.                           10,845           288
Carbo Ceramics, Inc.                    4,825           333
Headwaters, Inc. (a)                   12,700           362
Patina Oil & Gas Corp.                  8,945           335
Precision Drilling Corp. (a)            4,750           298
RPC, Inc.                               9,800           246
                                                      -----
                                                      1,862
Financial - Diversified - 1.4%
R & G Finanical Corp., Class B         10,615           413

Healthcare - 13.0%
Able Laboratories, Inc. (a)            18,240           415
Advanced Medical Optics (a)            10,882           448
American Medical Systems
 Holdings, Inc. (a)                    12,003           502
Amerigroup Corp. (a)                    8,350           632
Centene Corp. (a)                      16,800           476
LifePoint Hospitals, Inc. (a)          14,600           508
Quality Systems, Inc. (a)               7,590           454
Sierra Health Services, Inc. (a)        6,744           372
                                                      -----
                                                      3,807
Hotels & Motels - 1.8%
Choice Hotels
 International, Inc.                    9,105           528
Insurance - 1.0%
RLI Corp.                               7,055           293

Investment Banking & Brokerage - 2.4%
Affiliated Managers
 Group, Inc. (a)                        5,460           370
Southwest BanCorp of Texas             14,030           327
                                                      -----
                                                        697
Manufacturing - 14.4%
Ceradyne, Inc. (a)                      8,700           498
Kennametal, Inc.                        8,200           408
Matthews International
 Corp., Class A                         9,600           353
Oshkosh Truck Corp.                     6,780           464
Oxford Industries, Inc.                 6,650           275
Roper Industries, Inc.                  6,760           411
Simpson Manufacturing
 Co., Inc.                             13,515           472
Steel Dynamics, Inc.                   14,820           561
The Manitowoc Co., Inc.                 9,025           340
Toro Co.                                5,655           460
                                                      -----
                                                      4,242
Multimedia - 2.7%
Sonic Solutions (a)                    16,140           362
Witness Systems, Inc. (a)              24,630           430
                                                      -----
                                                        792
Personal Care - 2.5%
Chattem, Inc. (a)                      12,740           421
Steiner Leisure Ltd. (a)               10,000           299
                                                      -----
                                                        720
Publishing - 0.9%
Thomas Nelson, Inc.                    11,200           253

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS

SMALL CAP CORE GROWTH FUND
Security                                 Shares     Value ($)
-----------------------------------      ------     ---------
Restaurants - 3.3%
P.F. Chang's China
 Bistro, Inc. (a)                         7,040          397
Sonic Corp. (a)                          19,005          579
                                                      ------
                                                         976

Retail - 7.2%
Claire's Stores, Inc.                    18,815          400
Finish Line, Inc., Class A               25,000          458
Guitar Center, Inc. (a)                   9,650          507
Peet's Coffee & Tea, Inc. (a)             8,525          226
Quiksilver, Inc. (a)                      7,400          220
The Warnaco Group, Inc. (a)              13,500          292
                                                      ------
                                                       2,103
Services - 7.8%
Corporate Executive Board Co.             9,285          621
Labor Ready, Inc. (a)                    20,010          339
Mine Safety Appliances                    7,055          358
SCP Pool Corp.                            9,200          293
VCA Antech, Inc. (a)                     13,500          265
Waste Connections, Inc. (a)              12,210          418
                                                      ------
                                                       2,294
Telecommunications - 3.4%
Macromedia, Inc. (a)                     15,000          467
NII Holdings, Inc., Class B (a)           2,860          136
Symmetricom, Inc. (a)                    41,300          401
                                                      ------
                                                       1,004
Transportation - 2.5%
Landstar System, Inc. (a)                 9,935          732
                                                      ------
TOTAL COMMON STOCKS                                   29,321
Cost: $24,545

Security, rate, maturity date                          Principal ($)    Value ($)
------------------------------------------------       -------------    ---------
REPURCHASE AGREEMENTS - 4.1%
Fifth Third Bank, Inc., 1.25%, 01/03/05
(Proceeds at maturity $1,195,
 collateralized by Federal Home
 Loan Mortgage Corp. security,
 5.00%, 11/01/17)
Cost: $1,195                                                1,195          1,195
                                                            -----         ------
TOTAL INVESTMENTS - 104.1%                                                30,516
Cost: $25,740 (b)

Percentages indicated are based on net assets of $29,313.

(a) Non-income producing security.

(b) Represents cost for financial reporting
purposes and differs from federal income tax
purposes by the amount of losses recognized for
financial reporting purposes in excess of
federal income tax reporting of approximately
$63. Cost for federal income tax purposes
differs from value by net unrealized
appreciation of securities
as follows:
Unrealized appreciation                                 $   4,809
Unrealized depreciation                                       (96)
                                                        ---------
Net unrealized appreciation                             $   4,713

ADR - American Depositary Receipt

SEE FINANCIAL NOTES

                     DECEMBER 31, 2004 ($ X 1,000) UNAUDITED

VALUE FUND
Security                             Shares    Value ($)
--------------------------------     ------    ---------
COMMON STOCKS - 100.1%
Air Freight - 2.8%
FedEx Corp.                           7,455         734

Apparel Manufacturers - 1.6%
V.F. Corp.                            7,400         410

Auto Manufacturing - 1.3%
PACCAR, Inc.                          4,270         344

Banks - 5.8%
Bank of America Corp.                15,040         706
KeyCorp                              13,650         463
Regions Financial Corp.               9,934         354
                                                -------
                                                  1,523
Chemicals - 2.4%
Amgen, Inc. (a)                       4,380         281
Praxair, Inc.                         7,943         351
                                                -------
                                                    632
Computers - 7.8%
Affiliated Computer
 Services, Inc. (a)                   5,535         333
Corning, Inc. (a)                    28,486         335
International Business
 Machines Corp.                       6,630         654
Microsoft Corp.                      13,805         369
Storage Technology Corp. (a)         10,942         346
                                                -------
                                                  2,037
Construction - 1.3%
Lafarge North America, Inc.           6,670         342

Consumer Products - 1.9%
Kimberly-Clark Corp.                  7,571         498

Electronics - 2.7%
Cisco Systems, Inc. (a)              14,436         279
International Rectifier Corp. (a)     9,508         423
                                                -------
                                                    702
Energy & Utilities - 9.1%
Anadarko Petroleum Corp.              6,842         443
Apache Corp.                          6,797         344
ConocoPhillips                        7,458         647
Devon Energy Corp.                   11,091         432
ONEOK, Inc.                          17,875         508
                                                -------
                                                  2,374
Financial - Diversified - 9.2%
Capital One Financial Corp.           6,710         565
Lehman Brothers Holdings, Inc.        6,743         590
Merrill Lynch & Co.                  10,835         647
Wachovia Corp.                       11,252         592
                                                -------
                                                  2,394
Financial Services - 1.8%
Golden West Financial Corp.           7,870         483

Foods - 1.6%
Bunge, Ltd.                           7,130         406

Healthcare - 11.9%
Baxter International, Inc.           10,265         355
Beckman Coulter, Inc.                 5,705         382
Becton, Dickinson & Co.               9,475         538
Cardinal Health, Inc.                 8,137         473
Pfizer, Inc.                         19,715         530
Wellpoint, Inc. (a)                   7,134         820
                                                -------
                                                  3,098
Insurance - 2.4%
The Allstate Corp.                   12,352         639

Manufacturing - 8.0%
Eaton Corp.                           7,285         527
Ingersoll-Rand Co.                    8,274         665
Masco Corp.                          12,055         440
Nucor Corp.                           8,960         469
                                                -------
                                                  2,101
Personal Care - 1.0%
Avon Products, Inc.                   6,635         257

Publishing - 1.5%
McGraw-Hill Cos., Inc.                4,210         385

Railroads - 1.7%
Norfolk Southern Corp.               12,135         439

Real Estate - 1.2%
Simon Property Group                  4,855         314


Restaurants - 4.2%
McDonald's Corp.                     22,189         711
YUM! Brands, Inc.                     8,120         383
                                                -------
                                                  1,094
Retail - 7.1%
Claire's Stores, Inc.                17,825         379
CVS Corp.                            14,485         653
Nieman Marcus Group,
 Inc., Class A                        6,115         437
Nordstrom, Inc.                       8,446         395
                                                -------
                                                  1,864

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS

VALUE FUND
Security                           Shares        Value ($)
-----------------------------      ------        ---------
Telecommunications - 9.9%
Alltel Corp.                        6,591            387
Avaya, Inc. (a)                    17,174            295
Lucent Technologies, Inc.(a)       85,877            323
Motorola, Inc.                     29,910            515
Nextel Communications,
 Inc. (a)                           8,765            263
Scientific-Atlanta, Inc.            8,870            293
Sprint Corp.                       20,200            503
                                                  ------
                                                   2,579
Transportation - 1.9%
Ryder System, Inc.                 10,480            501
TOTAL COMMON STOCKS                               26,150
Cost: $22,715

WARRANTS - 0.0%
Telecommunications - 0.0%
Lucent Technologies, Inc.           1,603             3
Cost: $0

Security, rate, maturity date                          Principal ($)    Value ($)
-------------------------------------------------      ------------     ---------
REPURCHASE AGREEMENTS - 0.1%
Fifth Third Bank, 1.25%, 01/03/05
(Proceeds at maturity $21,
  collateralized by Federal Home
  Loan Mortgage Corp. security,
  5.00%, 11/01/17)
Cost: $21                                                       21           21
                                                                         ------
TOTAL INVESTMENTS - 100.2%                                               26,174
Cost: $22,736 (b)

Percentages indicated are based on net assets of $26,125 .

(a) Non-income producing security.

(b) Represents cost for financial reporting
purposes and differs from federal income tax
purposes by the amount of losses recognized for
financial reporting purposes in excess of
federal income tax reporting of approximately
$143. Cost for federal income tax purposes
differs from value by net unrealized
appreciation of securities as follows:
Unrealized appreciation                                 $    3,340
Unrealized depreciation                                        (45)
                                                        ----------
Net unrealized appreciation                             $    3,295

SMALL CAP VALUE FUND
Security                                 Shares        Value ($)
-------------------------------------    ------        ---------
COMMON STOCKS - 97.7%
Airlines - 3.0%
MAIR Holdings, Inc. (a)                   6,997            64

Banks - 3.8%
Bank Mutual Corp.                         3,250            40
NewAlliance Bancshares, Inc.              2,695            41
                                                          ---
                                                           81
Biotechnology - 5.6%
Harvard Bioscience, Inc. (a)              5,547            26
Meridian Bioscience, Inc.                 2,110            37
Merit Medical Systems, Inc. (a)           3,625            55
                                                          ---
                                                          118
Computers - 1.2%
Computer Horizons Corp. (a)               6,576            25

Construction - 1.8%
Champion Enterprises (a)                  3,304            39

Electronics - 3.0%
Cabot Microelectronics Corp. (a)            585            24
Lakeland Industries, Inc. (a)             1,072            22
Optical Communication
 Products, Inc. (a)                       7,342            18
                                                          ---
                                                           64
Energy & Utilities - 11.9%
Cambior, Inc. (a)                        11,202            30
Forest Oil Corp. (a)                      1,275            40
Global Industries Ltd. (a)                7,916            65
St. Mary Land & Exploration Co.             925            39
UGI Corp.                                   700            29
Vectren Corp.                             1,835            49
                                                          ---
                                                          252
Financial - Diversified - 1.4%
Commercial Federal Corp.                  1,000            30

Foods - 4.2%
Chiquita Brands
 International, Inc.                      1,520            34
Performance Food Group Co. (a)              975            26
Sanderson Farms, Inc.                       668            29
                                                          ---
                                                           89
Healthcare - 5.6%
America Service Group, Inc. (a)           2,122            56
Cross Country
 Healthcare, Inc. (a)                     1,690            31
CV Therapeutics, Inc. (a)                 1,385            32
                                                          ---
                                                          119

SEE FINANCIAL NOTES

                     DECEMBER 31, 2004 ($ X 1,000) UNAUDITED

SMALL CAP VALUE FUND
Security                                    Shares           Value ($)
----------------------------------------    ------           ---------
Insurance - 3.0%
Max Re Capital Ltd.                          1,535               32
RLI Corp.                                      735               31
                                                              -----
                                                                 63
Investment Banking & Brokerage - 2.7%
Affiliated Managers
 Group, Inc. (a)                               845               57

Manufacturing - 17.5%
Circor International, Inc.                   1,246               29
Compass Minerals
 International, Inc.                         2,855               70
Constar International, Inc. (a)              4,407               34
Crown Holdings, Inc. (a)                     4,260               60
Gentek, Inc.                                   390               17
Mueller Industries, Inc.                       808               26
Newport Corp. (a)                            1,949               27
Omnova Solutions, Inc. (a)                   3,519               20
Packaging Corp. of America                     850               20
RC2 Corp. (a)                                  380               12
Silgan Holdings, Inc.                          363               22
Thomas Industries, Inc.                        906               36
                                                              -----
                                                                373
Personal Care - 2.4%
Steiner Leisure Ltd. (a)                     1,687               50

Pharmaceuticals - 2.0%
Par Pharmaceutical
 Cos., Inc. (a)                              1,027               42

Real Estate - 9.2%
American Financial Realty Trust              1,170               19
Ashford Hospitality Trust                    3,475               38
Capital Lease Funding, Inc.                  4,290               53
Healthcare Realty Trust, Inc.                  750               31
Washington Real Estate
 Investment Trust                            1,555               53
                                                              -----
                                                                194
Retail - 2.5%
Brookstone, Inc. (a)                           759               15
Department 56, Inc. (a)                        865               14
Rocky Shoes & Boots, Inc. (a)                  811               24
                                                              -----
                                                                 53

Services - 8.9%
Chemed Corp.                                   391               26
Digital Generation
 Systems, Inc. (a)                          22,959               29
Dycom Industries, Inc. (a)                   1,115               34
eSPEED, Inc. (a)                             5,098               63
Per-Se Technologies, Inc. (a)                1,225               19
Private Business, Inc. (a)                   6,860               17
                                                              -----
                                                                188
Telecommunications - 8.0%
Arris Group, Inc. (a)                        3,600               25
C-Cor, Inc. (a)                              2,200               20
Glenayre Technologies,
 Inc. (a)                                   12,600               27
MRV Communications,
 Inc. (a)                                    4,331               16
Tollgrade
 Communications, Inc. (a)                    1,865               23
Tumbleweed
 Communications Corp. (a)                    4,160               14
webMethods, Inc. (a)                         2,442               18
Westell Technologies, Inc. (a)               3,815               26
                                                              -----
                                                                169
                                                              -----
TOTAL COMMON STOCKS                                           2,070
Cost: $1,850

Security, rate, maturity date                         Principal ($)    Value ($)
--------------------------------------------------    ------------    --------
REPURCHASE AGREEMENTS - 0.6%
Fifth Third Bank, 1.25%, 01/03/05
(Proceeds at maturity $12,
 collateralized by Federal Home
 Loan Mortgage Corp. security,
 5.00%, 11/01/17)
Cost: $12                                                     12           12
                                                                        -----
TOTAL INVESTMENTS - 98.3%                                               2,082
Cost: $1,862 (b)

Percentages indicated are based on net assets of $2,118.

(a) Non-income producing security.

(b) Represents cost for financial reporting
purposes and differs from federal income tax
purposes by the amount of losses recognized for
financial reporting purposes in excess of
federal income tax reporting of approximately
$16. Cost for federal income tax purposes
differs from value by net unrealized
appreciation of securities as follows:
Unrealized appreciation                                    $   212
Unrealized depreciation                                         (8)
                                                           -------
Net unrealized appreciation                                $   204

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS

GLOBAL EQUITY FUND
Security                                 Shares     Value ($)
------------------------------------     ------     ---------
COMMON STOCKS - 98.5%
Automobile Manufacturing - 5.1%
Bayerische Motoren Werke AG              43,000       1,934
Toyota Motor Co.                         12,000         982
Volvo AB                                 50,000       1,983
                                                     ------
                                                      4,899

Banks - 4.2%
Bank of New York Co., Inc.               45,000       1,504
Royal Bank of Scotland
 Group plc                               30,000       1,008
UBS AG ADR                               18,000       1,509
                                                     ------
                                                      4,021
Biotechnology - 1.7%
Roche Holding AG                         14,492       1,664

Broadcasting - 4.2%
British Sky Broadcasting
 Group plc                               90,000         970
Clear Channel
 Communications, Inc.                    37,000       1,239
Viacom, Inc., Class B                    50,000       1,820
                                                     ------
                                                      4,029
Computers - 9.9%
First Data Corp.                         43,000       1,829
Intel Corp.                              82,500       1,930
International Business
 Machines Corp.                          10,000         986
Microsoft Corp.                          98,000       2,617
NCR Corp. (a)                            15,000       1,038
SAP AG                                    6,200       1,104
                                                     ------
                                                      9,504
Construction - 1.2%
Fluor Corp.                              21,000       1,145

Consumer Products - 2.1%
Electrolux AB ADR                        22,000       1,015
Kimberly-Clark ADR                       56,000         967
                                                     ------
                                                      1,982
Energy & Utilities - 10.9%
Apache Corp.                             35,000       1,770
BG Group plc ADR                         54,000       1,860
BP Amoco plc                            224,000       2,183
Gold Fields Ltd. ADR                     60,000         749
Kinder Morgan, Inc.                      27,000       1,975
Statoil ASA ADR                          59,000         937
Valero Energy Corp.                      21,000         953
                                                     ------
                                                     10,427

Entertainment - 2.2%
Comcast Corp., Class A (a)               65,000       2,135

Financial - Diversified - 13.5%
American Express Co.                     25,000       1,409
Bank of America Corp.                    28,000       1,316
Citigroup, Inc.                          62,000       2,988
Deutsche Boerse AG                       36,000       2,161
HBOS plc                                120,000       1,952
HSBC Holdings plc ADR                    10,000         851
Mitsubishi Tokyo
 Financial Group, Inc.                       62         630
Mitsubishi Tokyo
 Financial Group, Inc. ADR              148,000       1,513
                                                     ------
                                                     12,820
Food & Beverages - 3.0%
Nestle SA                                 5,678       1,483
PepsiCo, Inc.                            27,000       1,409
                                                     ------
                                                      2,892
Healthcare - 12.9%
Beckman Coulter, Inc.                    28,000       1,876
Boston Scientific Corp. (a)              50,000       1,778
Caremark Rx, Inc. (a)                    28,000       1,104
Eli Lilly & Co.                          15,000         851
GlaxoSmithKline plc                     104,405       2,447
Novartis AG ADR                          40,000       2,022
Pfizer, Inc.                             83,000       2,232
                                                     ------
                                                     12,310
Insurance - 2.1%
ING Groep NV                             67,000       2,023

Manufacturing - 7.2%
3M Co.                                   11,000         903
Komatsu, Ltd.                           270,000       1,890
L'Air Liquide ADR                        29,000       1,072
Rexam plc                               110,000         970
Tyco International, Ltd.                 57,000       2,037
                                                     ------
                                                      6,872
Office Equipment & Supplies - 4.0%
Avery Dennison Corp.                     29,000       1,739
Canon, Inc. ADR                          38,000       2,062
                                                     ------
                                                      3,801
Personal Care - 4.5%
Colgate-Palmolive Co.                    30,000       1,535
Henkel KGaA ADR                          11,000         908
The Estee Lauder Cos.,
 Inc., Class A                           41,000       1,876
                                                     ------
                                                      4,319

SEE FINANCIAL NOTES

                     DECEMBER 31, 2004 ($ X 1,000) UNAUDITED

GLOBAL EQUITY FUND
Security                           Shares       Value ($)
----------------------------       -------      ---------
Restaurants - 1.0%
Wendy's International, Inc.         25,000           982

Retail - 2.0%
Kohl's Corp. (a)                    18,000           885
Petsmart, Inc.                      30,000         1,066
                                                  ------
                                                   1,951
Services - 1.0%
WPP Group plc                       85,000           934

Telecommunications - 5.8%
Nippon Telegraph and
 Telephone Corp.                    38,000           857
NTT DoCoMo, Inc. (a)                40,000           985
Verizon Communications, Inc.        46,000         1,863
Vodafone Group plc                 670,000         1,816
                                                  ------
                                                   5,521
                                                  ------
TOTAL COMMON STOCKS                               94,231
Cost: $83,948

Security, rate, maturity date                        Principal ($)     Value ($)
------------------------------------------------     -------------     ---------
REPURCHASE AGREEMENTS - 0.6%

Fifth Third Bank, 1.25%, 01/03/05
(Proceeds at maturity $548,
 collateralized by Federal Home
 Loan Mortgage Corp. security,
 5.00%, 11/01/17)
Cost: $548                                                   548          548
                                                                       ------
TOTAL INVESTMENTS - 99.1%                                              94,779
Cost: $84,496 (b)

Percentages indicated are based on net assets of $95,642.

(a) Non-income producing security.

(b) Represents cost for financial reporting
purposes and differs from federal income tax
purposes by the amount of losses recognized
for financial reporting purposes in excess
of federal income tax reporting of
approximately $220. Cost for federal income
tax purposes differs from value by net
unrealized appreciation of securities as follows:
Unrealized appreciation                                  $  11,839
Unrealized depreciation                                     (1,776)
                                                         ---------
Net unrealized appreciation                              $  10,063

ADR - American Depositary Receipt

GLOBAL EQUITY FUND

The fund's portfolio holdings as of December 31, 2004, were distributed among the following countries:

                        PERCENTAGE OF NET ASSETS
                      ----------------------------
                                SHORT TERM
                      EQUITY     & OTHER     TOTAL
                      ------   -----------   -----
France                 1.1%                   1.1%
Germany                6.4%                   6.4%
Israel                 1.0%                   1.0%
Japan                  8.3%                   8.3%
Mexico                 1.0%                   1.0%
Netherlands            2.1%                   2.1%
Norway                 1.0%                   1.0%
South Africa           0.8%                   0.8%
Sweden                 3.1%                   3.1%
Switzerland            5.4%                   5.4%
United Kingdom        15.7%                  15.7%
United States         52.6%       0.6%       53.2%
                      ----        ---        ----
TOTAL                 98.5%       0.6%       99.1%

FOREIGN CURRENCY CONTRACTS                   (actual $)
--------------------------                 -------------
Delivery date                                   01/04/05
Contract amount
 (Great Britain Pound)                       100,000 GBP
Contract value (U.S.dollar)                $     191,570
Current value
 at 12/31/04 (U.S. dollar)                 $     191,800
Unrealized depreciation                    $        (230)

                                                             SEE FINANCIAL NOTES
                                       49

CITIZENS FUNDS HOLDINGS

BALANCED FUND
Security                           Shares    Value ($)
-------------------------------    ------    ---------
COMMON STOCKS - 66.4%
Air Freight - 1.6%
FedEx Corp.                           600        59

Apparel Manufacturers - 1.2%
Nike, Inc., Class B                   500        45

Auto Manufacturing - 1.4%
PACCAR, Inc.                          650        52

Banks - 1.3%
Bank of America Corp.               1,000        47

Biotechnology - 0.8%
Gilead Sciences, Inc. (a)             800        28

Chemicals - 1.2%
Praxair, Inc.                       1,000        44

Computers - 5.3%
Automatic Data Processing             700        31
Cognos, Inc. (a)                      900        40
Dell, Inc. (a)                        900        38
Network Appliance, Inc. (a)         1,250        42
Symantec Corp. (a)                  1,800        46
                                                ---
                                                197
Consumer Products - 1.2%
Black & Decker Corp.                  500        44

Electronics -3.2%
Adobe Systems, Inc.                   800        50
Cisco Systems, Inc. (a)             1,400        27
Rockwell Automation, Inc.             800        40
                                                ---
                                                117
Energy & Utilities - 8.6%
Anadarko Petroleum Corp.              400        26
Apache Corp.                          550        28
Baker Hughes, Inc.                    600        26
BJ Services Co.                       650        30
Burlington Resources, Inc.            650        28
ConocoPhillips                        550        47
Equitable Resources, Inc.             600        36
KeySpan Corp.                         500        20
Questar Corp.                         800        41
Valero Energy Corp.                   800        36
                                                ---
                                                318
Financial - Diversified - 4.4%
American Express Co.                  800        45
MBNA Corp.                            900        25
Moody's Corp.                         700        61
Wells Fargo & Co.                     500        31
                                                ---
                                                162
Financial Services - 2.3%
Golden West Financial Corp.           800        50
Hibernia Corp.                      1,200        35
                                                ---
                                                 85
Foods - 2.4%
Hershey Foods Corp.                   900        50
McCormick & Co., Inc.               1,000        39
                                                ---
                                                 89
Healthcare - 7.8%
Becton, Dickinson & Co.               900        51
C.R. Bard, Inc.                       800        51
Johnson & Johnson, Inc.             1,000        63
St. Jude Medical, Inc. (a)            600        25
UnitedHealth Group, Inc.              700        62
Varian Medical Systems, Inc. (a)      900        39
                                                ---
                                                291
Hotels & Motels - 1.4%
Marriott International, Inc.,
 Class A                              800        50

Insurance - 1.3%
The Allstate Corp.                    900        47

Manufacturing - 4.9%
Illinois Tool Works, Inc.             500        46
Masco Corp.                         1,000        37
Pentair, Inc.                       1,200        53
Procter & Gamble Co.                  788        43
                                                ---
                                                179
Personal Care - 0.7%
Gillette Co.                          600        27

Pharmaceuticals - 0.7%
Zimmer Holdings, Inc. (a)             300        24

Publishing - 1.1%
McGraw-Hill Cos., Inc.                450        41

Restaurants - 1.4%
Starbucks Corp. (a)                   800        50

Retail - 4.2%
Costco Wholesale Corp.                800        39
CVS Corp.                           1,000        45

SEE FINANCIAL NOTES

                     DECEMBER 31, 2004 ($ X 1,000) UNAUDITED

BALANCED FUND
Security                           Shares     Value ($)
--------                           ------     ---------
Retail (continued)
Nordstrom, Inc.                       500          23
Staples, Inc.                       1,400          47
                                                -----
                                                  154
Services - 4.1%
Ecolab, Inc.                        1,400          49
Expeditors International
 of Washington, Inc.                  600          34
First Data Corp.                      600          26
Getty Images, Inc. (a)                600          41
                                                -----
                                                  150

Telecommunications - 3.9%
Alltel Corp.                          700          41
QUALCOMM, Inc.                      1,200          51
Sprint Corp.                        2,000          50
                                                -----
                                                  142
                                                -----
TOTAL COMMON STOCKS                             2,442
Cost: $2,111

Security, rate, maturity date                           Principal ($)   Value ($)
-----------------------------                           -------------   ---------
COLLATERALIZED MORTGAGE
 OBLIGATIONS - 0.6%
First Horizon Alternative Mortgage
 Securities, 4.84%, 06/25/34 (b)
Cost: $21                                                      21          21

CORPORATE BONDS - 8.9%
Banks - 0.4%
First Tennessee Bank,
 5.05%, 01/15/15                                               15          15

Broadcasting - 1.3%
Comcast Corp., 5.30%, 01/15/14                                 10          10
Cox Communications, Inc.,
 5.45%, 12/15/14 (c),                                          15          15
Emmis Operating Co.,
 6.88%, 05/15/12                                               10          10
Liberty Media Corp.,
 8.50%, 07/15/29                                               10          12
                                                                          ---
                                                                           47
Computers - 0.4%
Corning, Inc., 6.20%, 03/15/16                                 15          15

Construction - 0.5%
KB Home, 5.88%, 01/15/15                                       15          15
Toll Brothers, Inc.,
 4.95%, 03/15/14                                                5           5
                                                                          ---
                                                                           20
Electrical Equipment - 0.1%
Fairchild Semiconductor,
 10.50%, 02/01/09                                               5           5

Energy & Utilities - 1.3%
Atmos Energy, 4.95%, 10/15/14                                  15          15
Markwest Energy,
 6.88%, 11/01/14 (c)                                           15          15
Valero Energy Corp.,
 4.75%, 06/15/13                                                5           5
XTO Energy, Inc.,
 6.25%, 04/15/13                                               10          11
                                                                          ---
                                                                           46
Financial - Diversified - 1.7%
CIT Group, Inc.,
 5.00%, 02/13/14                                               10          10
Countrywide Home Loan,
 4.13%, 09/15/09                                               15          15
Liberty Mutual Group,
 5.75%, 03/15/14                                               10          10
MBNA America Bank Corp.,
 4.63%, 09/15/08                                               10          10
Riddell Bell Holdings,
 8.38%, 10/01/12                                               15          16
                                                                          ---
                                                                           61
Healthcare - 0.4%
Community Health Systems,
 6.50%, 12/15/12 (c)                                           15          15
Insurance - 0.1%
Ace, Ltd., 6.00%, 04/01/07                                      5           5

Investment Banking & Brokerage - 0.8%
J.P. Morgan Chase & Co.,
 5.13%, 09/15/14                                               15          15
The Goldman Sachs Group, Inc.,
 5.00%, 10/01/14                                               15          15
                                                                          ---
                                                                           30
Manufacturing - 0.1%
American Standard, Inc.,
 7.38%, 02/01/08                                                5           5

Office Equipment - 0.4%
Xerox Corp., 6.88%, 08/15/11                                   15          16

Real Estate - 0.1%
Brandywine Realty Trust,
 5.40%, 11/01/14                                                5           5

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS

BALANCED FUND
Security, rate, maturity date                           Principal ($)    Value ($)
-----------------------------                           ------------     ---------
Restaurants - 0.2%
Dominos, Inc., 8.25%, 07/01/11                                   7           8

Retail - 0.2%
The GAP, Inc., 10.05%, 12/15/08                                  5           6

Telecommunications - 0.9%
Directv Holdings,
 8.38%, 03/15/13                                                10          11
Nextel Communications, Inc.,
 5.95%, 03/15/14                                                10          10
 7.38%, 08/01/15                                                10          12
                                                                           ---
                                                                            33
                                                                           ---
TOTAL CORPORATE BONDS                                                      332
Cost: $330

FOREIGN GOVERNMENT BONDS - 0.4%
United Mexican States,
 6.75%, 09/27/34                                                15          15
Cost: $15

U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.5%
Federal Home Loan Bank - 0.8%
3.38%, 07/21/08                                                 30          30

Federal Home Loan Mortgage Corporation - 4.8%
2.88%, 09/15/05                                                  3           3
3.25%, 11/02/07                                                 15          15
3.25%, 02/25/08                                                  4           4
4.25%, 05/04/09                                                 10          10
4.50%, 01/15/13                                                  9           9
5.50%, 10/01/18                                                 84          87
6.00%, 09/01/34                                                 47          48
                                                                           ---
                                                                           176
Federal National Mortgage Association - 3.9%
3.25%, 01/15/08                                                  9           9
5.25%, 01/15/09                                                 14          15
6.38%, 06/15/09                                                  3           3
5.50%, 07/18/12                                                 20          20
4.38%, 09/15/12                                                  4           4
5.00%, 09/01/19                                                 48          48
6.50%, 07/01/32                                                  4           4
6.00%, 11/01/32                                                  5           5
5.50%, 03/01/33                                                 33          34
                                                                           ---
                                                                           142
TOTAL U.S. GOVERNMENT
 AGENCY OBLIGATIONS                                                        348
Cost: $347

U.S. TREASURY NOTES - 3.4%
6.50%, 02/15/10                                                100         114
4.75%, 05/15/14                                                 10          10
                                                                           ---
Cost: $122                                                                 124

REPURCHASE AGREEMENTS - 10.6%
Fifth Third Bank, 1.25%, 01/03/05
(Proceeds at maturity $388,
 collateralized by Federal Home
 Loan Mortgage Corp. security,
 6.00%, 04/01/17)
Cost: $388                                                     388         388
                                                                         -----
TOTAL INVESTMENTS - 99.8%                                                3,670
Cost: $3,334 (d)

Percentages indicated are based on net assets of $3,677.

(a) Non-income producing security.

(b) Variable rate security.
The rate presented represents the rate in effect at December 31, 2004.

(c) Rule 144A security.

(d) Represents cost for financial
reporting purposes and federal
income tax purposes and differs from
value by net unrealized appreciation
of securities as follows:
Unrealized appreciation                                   $    347
Unrealized depreciation                                        (11)
                                                          --------
Net unrealized appreciation                               $    336

SEE FINANCIAL NOTES

                     DECEMBER 31, 2004 ($ X 1,000) UNAUDITED

INCOME FUND
Security, rate, maturity date          Principal ($)    Value ($)
-------------------------------        -------------    ---------
COLLATERALIZED MORTGAGE
 OBLIGATIONS - 2.8%
First Horizon Alternative
 Mortgage Securities,
 4.84%, 06/25/34 (a)                      1,631           1,634
Cost: $1,654

CORPORATE BONDS - 57.8%

Banks - 1.7%
First Tennessee Bank,
 5.05%, 01/15/15                            985             986

Broadcasting - 9.0%
Comcast Corp.,
 5.85%, 01/15/10                          1,000           1,072
 5.30%, 01/15/14                            990           1,021
Cox Communications, Inc.,
 5.45%, 12/15/14 (b)                        985             985
Emmis Operating Co.,
 6.88%, 05/15/12                            990           1,036
Liberty Media Corp.,
 8.50%, 07/15/29                            990           1,148
                                                          -----
                                                          5,262
Computers - 1.7%
Coming, Inc., 6.20%, 03/15/16               985             987

Construction - 3.4%
KB Home,
 5.88%, 01/15/15                            985             975
Toll Brothers, Inc.,
 4.95%, 03/15/14                            995             974
                                                          -----
                                                          1,949
Electrical Equipment - 2.7%
Fairchild Semiconductor,
 10.50%, 02/01/09                           495             522
Flextronics International, Ltd.,
 6.50%, 05/15/13                          1,000           1,025
                                                          -----
                                                          1,547
Energy & Utilities - 7.4%
Atmos Energy,
 4.95%, 10/15/14                            985             976
Markwest Energy,
 6.88%, 11/01/14 (b)                        985           1,000
Valero Energy Corp.,
 4.75%, 06/15/13                            995             983
XTO Energy, Inc.,
 6.25%, 04/15/13                            990           1,084
 4.90%, 02/01/14                            250             249
                                                          -----
                                                          4,292
Financial - Diversified - 8.4%
CIT Group, Inc.,
 5.00%, 02/13/14                            990             988
Countrywide Home Loan,
 4.13%, 09/15/09                            985             981
Liberty Mutual Group,
 5.75%, 03/15/14                            990             973
MBNA America Bank Corp.,
 4.63%, 09/15/08                            990           1,005
Riddell Bell Holdings,
 8.38%, 10/01/12                            985           1,020
                                                          -----
                                                          4,967
Healthcare - 1.7%
Community Health Systems,
 6.50%, 12/15/12 (b)                        985             992

Insurance - 1.8%
Ace, Ltd., 6.00%, 04/01/07                  995           1,038

Investment Banking & Brokerage - 3.4%
J.P. Morgan Chase & Co.,
 5.13%, 09/15/14                            985             991
The Goldman Sachs Group, Inc.,
 5.00%, 10/01/14                            985             984
                                                          -----
                                                          1,975

Manufacturing - 1.9%
American Standard, Inc.,
 7.38%, 02/01/08                            995           1,091

Office Equipment - 1.8%
Xerox Corp.,
 6.88%, 08/15/11                            985           1,049

Pharmaceuticals - 1.9%
AmerisourceBergen Corp.,
 8.13%, 09/01/08                          1,000           1,113

Real Estate - 0.9%
Brandywine Realty Trust,
 5.40%, 11/01/14                            495             495

Restaurants - 1.3%
Dominos, Inc.,
 8.25%, 07/01/11                            722             789

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS

INCOME FUND
Security, rate, maturity date                          Principal($)  Value($)
-----------------------------                          ------------  --------
Retail - 2.1%
The GAP, Inc.,
 10.05%, 12/15/08                                            995       1,211

Telecommunications - 6.7%
Directv Holdings,
 8.38%, 03/15/13                                             990       1,110
Nextel Communications, Inc.,
 5.95%, 03/15/14                                             490         507
 7.38%, 08/01/15                                             990       1,089
Verizon Global Funding Corp.,
 7.38%, 09/01/12                                           1,000       1,177
                                                                      ------
                                                                       3,883
                                                                      ------
TOTAL CORPORATE BONDS                                                 33,626
Cost: $32,816
FOREIGN GOVERNMENT BONDS - 1.7%
United Mexican States,
 6.75%, 09/27/34                                             985         973
Cost: $970

U.S. GOVERNMENT AGENCY
 OBLIGATIONS - 30.6%

Federal Home Loan Mortgage Corporation - 23.1%
3.25%, 11/02/07                                              985         980
4.25%, 05/04/09                                              990         992
4.00%, 06/15/13                                            2,590       2,603
6.25%, 11/14/13                                            1,000       1,028
3.50%, 03/15/14                                            2,199       2,186
5.50%, 10/01/18                                            1,715       1,772
6.00%, 09/01/34                                            3,740       3,864
                                                                      ------
                                                                      13,425
Federal National Mortgage Association - 7.5%
5.50%, 07/18/12                                              980         992
5.00%, 09/01/19                                            1,918       1,949
6.50%, 08/01/31                                              655         688
6.00%, 08/01/32                                              727         753
                                                                      ------
                                                                       4,382
                                                                      ------
TOTAL U.S. GOVERNMENT
 AGENCY OBLIGATIONS                                                   17,807
Cost: $17,828

U.S. TREASURY NOTES - 5.7%
6.50%, 02/15/10                                            2,000       2,264
4.75%, 05/15/14                                              990       1,032
                                                                      ------
TOTAL U.S. TREASURY NOTES                                              3,296
Cost: $3,236

REPURCHASE AGREEMENTS - 0.8%
Fifth Third Bank, 1.25%, 01/03/05
(Proceeds at maturity $474,
 collateralized by Federal Home
 Loan Mortgage Corp. security,
 5.00%, 11/01/17)
Cost: $474                                                   474         474
                                                                      ------
TOTAL INVESTMENTS - 99.4%                                             57,810
Cost: $56,978 (c)

Percentages indicated are based on net assets of $58,179.

(a) Variable rate security.
The rate presented represents the rate in
  effect at
December 31, 2004.

(b) Rule 144A security.

(c) Represents cost for financial reporting
purposes and federal income tax purposes and
differs from value by net unrealized
  appreciation
  of securities as follows:
Unrealized appreciation                                $   1,076
Unrealized depreciation                                     (244)
                                                       ---------
Net unrealized appreciation                            $     832

SEE FINANCIAL NOTES

                     DECEMBER 31, 2004 ($ X 1,000) UNAUDITED

ULTRA SHORT BOND FUND
Security, rate, maturity date                         Principal ($)      Value ($)
-----------------------------                         -------------      ---------
CORPORATE BONDS - 72.9%

Automotive Finance - 29.1%
American Honda Finance,
 2.46%, 08/15/06 (a) (b)                                     350             350
BMW Vehicle Owner Trust,
 1.94%, 02/25/07                                             171             171
Capital Auto Receivables
 Asset Trust,
 2.45%, 01/16/06 (a)                                         144             144
GS Auto Loan Trust,
 2.08%, 04/16/07                                             199             199
Harley-Davidson Motorcycle
 Trust, 1.34%, 01/15/08                                       51              51
Honda Auto Receivables
 Owner Trust,
 2.16%, 10/21/08                                             200             196
Toyota Auto Receivables Owner Trust,
 1.69%, 03/15/07                                             183             181
 4.39%, 05/15/09                                             100             101
USAA Auto Owners Trust,
 1.58%, 06/15/07                                             233             231
Volkswagen Auto Lease Trust,
 2.36%, 12/20/05                                              44              44
Volkswagen Credit, Inc.,
 2.33%, 07/21/05 (a)                                         250             250
                                                                           -----
                                                                           1,918
Banks - 6.9%
Bank of America Corp.
 7.88%, 05/16/05                                             100             102
 4.75%, 10/15/06                                             100             102
Wells Fargo Co.,
 2.57%, 03/24/05 (a)                                         250             250
                                                                           -----
                                                                             454
Broadcasting - 7.1%
Cox Communications Inc.,
 6.88%, 06/15/05                                             250             254
TCI Communications,
 8.00%, 08/01/05                                             210             216
                                                                           -----
                                                                             470
Computers - 3.1%
Hewlett-Packard Co.,
 7.15%, 06/15/05                                             200             204

Financial - Diversified - 19.0%
American Express Co.
 2.55%, 09/19/06 (a)                                         300             300
 7.20%, 09/17/07                                             100             101

American General Finance
 7.45%, 01/15/05                                              50              50
 3.00%, 11/15/06                                             250             247
CIT Group, Inc.,
 2.74%, 09/20/07 (a)                                         250             250
Citicorp, 7.63%, 05/01/05                                     50              51
Merrill Lynch & Co.,
 2.30%, 04/28/05 (a)                                         250             250
                                                                           -----
                                                                           1,249
Insurance - 3.8%
Met Life Global Funding,
 2.54%, 08/28/06 (a) (b)                                     250             251

Telecommunications - 3.9%
CBS Corp., 7.15%, 05/20/05                                   150             152
Chesapeake (Bell
 Atlantic Virginia),
 6.13%, 07/15/05                                             100             102
                                                                           -----
                                                                             254
                                                                           -----
TOTAL CORPORATE BONDS                                                      4,800
Cost: $4,819

U.S. GOVERNMENT AGENCY
 OBLIGATIONS - 15.9%

Federal Home Loan Mortgage Corporation - 4.6%
 5.83%, 02/09/06                                             100             103
 3.25%, 11/02/07                                             200             199
                                                                           -----
                                                                             302
Federal National Mortgage Association - 7.5%
 1.75%, 11/29/05                                             250             247
 3.00%, 12/15/06                                             250             247
                                                                           -----
                                                                             494
Student Loan Marketing Association- 3.8%
 2.13%, 10/25/08 (a)                                         250             250
                                                                           -----
TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS                                                         1,046
Cost: $1,053

                                                             SEE FINANCIAL NOTES
                                       55

CITIZENS FUNDS HOLDINGS

ULTRA SHORT BOND FUND
Security, rate, maturity date                         Principal ($)      Value ($)
-----------------------------                         -------------      ---------
REPURCHASE AGREEMENTS - 10.9%
Fifth Third Bank, 1.25%, 01/03/05
(Proceeds at maturity $719,
 collateralized by Federal Home
 Loan Mortgage Corp. security,
 5.00%, 11/01/17)
Cost: $719                                                   719             719
                                                                           -----
TOTAL INVESTMENTS - 99.7%                                                  6,565
Cost: $6,591 (c)

Percentages indicated are based on net assets of $6,586.

(a) Variable rate security.
The rate presented represents the rate in effect at December 31, 2004.

(b) Rule 144A security.

(c) Represents cost for financial reporting
purposes and federal income tax purposes and
differs from value by net unrealized
depreciation of securities as follows:
Unrealized appreciation                                   $    3
Unrealized depreciation                                      (29)
                                                          ------
Net unrealized depreciation                               $  (26)

--------------------------------------------------------------------------------

MONEY MARKET FUND
Security, rate, maturity date                         Principal ($)      Value ($)
-----------------------------                         -------------      ---------
CERTIFICATES OF DEPOSIT - 9.1%
City National Bank of New Jersey,
  1.50%, 03/15/05 (a)                                        100            100
Independence Federal
  Savings Bank,
  1.95%, 03/26/05 (a)                                        100            100
Mercantile Safe Deposit
  and Trust,
  2.11%, 12/12/05                                          4,000          4,000
Self Help Credit Union,
  1.44%, 03/13/05 (a)                                        100            100
Wilmington Trust Corp.,
  2.07%, 01/05/05                                          4,000          4,000
                                                                          -----
TOTAL CERTIFICATES OF DEPOSIT                                             8,300
Cost: $8,300

COMMERCIAL PAPER - 84.8%
American General
  Finance Corp.,
  2.23%, 01/14/05                                          4,064          4,061
Atlantis One Funding Corp.,
  2.16%, 01/06/05 (b)                                      4,500          4,499
Banco Santander Puerto Rico,
  2.35%, 01/18/05                                          4,100          4,095
Bank of America,
  2.11%, 03/21/05                                          3,000          2,986
BMW USA Capital Corp.,
  2.29%, 01/20/05                                          4,200          4,195
Charta Corp.,
  2.39%, 02/23/05                                          4,200          4,185
Coca Cola Co.,
  2.16%, 01/13/05                                          2,694          2,692
Cooperative Association
  of Tractor Dealers,
  2.17%, 03/09/05                                          4,000          3,984
Galaxy Funding, Inc.,
  2.43%, 03/04/05 (b)                                      4,200          4,182
Galleon Capital,
  2.34%, 02/11/05 (b)                                      4,500          4,488
Goldman Sachs Group,
  1.92%, 02/14/05                                          4,485          4,475
Harley Davidson
  Funding Corp.,
  2.27%, 02/23/05                                          2,324          2,316
ING America Insurance,
  2.45%, 03/23/05                                          4,100          4,077
Merrill Lynch, Inc.,
  2.28%, 01/31/05                                          4,200          4,192

SEE FINANCIAL NOTES

                     DECEMBER 31, 2004 ($ X 1,000) UNAUDITED

MONEY MARKET FUND
Security, rate, maturity date                            Principal ($)       Value ($)
-----------------------------                            -------------       --------
COMMERCIAL PAPER (CONTINUED)
Metlife Funding,
 2.24%, 01/03/05                                             4,218             4,217
Pfizer, Inc., 2.16%, 01/10/05                                4,249             4,247
Proctor & Gamble Co.,
 2.15%, 01/19/05                                             4,000             3,996
Rabobank USA Financial Corp.,
 2.45%, 03/31/05                                             4,000             3,976
State Street Corp.,
 2.14%, 01/11/05                                             4,000             3,998
UBS Finance Corp.,
 2.15%, 01/03/05                                             2,451             2,451
                                                                              ------
TOTAL COMMERCIAL PAPER                                                        77,312
Cost: $77,312

CORPORATE BONDS - 0.6%
Pelican Capital LLC,
 2.57%, 04/01/28 (c)                                           520               520
Cost: $520

MUNICIPAL NOTES - 3.8%
New York State Housing
 Finance Agency,
 2.47%, 11/15/29 (c)
Cost: $3,500                                                 3,500             3,500
                                                                              ------
TOTAL INVESTMENTS - 98.3%                                                     89,632
Cost: $89,632 (d)

Percentages indicated are based on net assets of $91,196.

(a) Restricted security which may not be publicly sold without registration under the Securities Act of 1933.

(b) Rule 144A security.

(c) Variable rate security. The rate presented represents the rate in effect at December 31, 2004.

(d) Represents cost for financial reporting and federal income tax purposes.
--------------------------------------------------------------------------------

Each fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N - Q.

You can receive a copy of each fund's Form N - Q without charge by calling
800.223.7010 or by visiting our website at www.citizensfunds.com. Each fund's Form N - Q is also available from the SEC through a variety of methods. You can:

- find them on the EDGAR Database of the SEC internet site at http://www.sec.gov

- have copies sent to you (after paying a copying fee) by writing the the SEC'S Public Reference Section, Washington, D.C. 20549 - 0102, or by electronic request to publicinfo@sec.gov

- view and copy them in person at the SEC'S Public Reference Room in Washington, D.C.; for more information call 202.942.8090.

                                                             SEE FINANCIAL NOTES

PORTFOLIO COMPOSITION

300 FUND

                                  PERCENTAGE OF
                                   INVESTMENTS
SECURITY ALLOCATION                 AT VALUE
--------------------------        -------------
Financials                            23.8%
Information Technology                17.1%
Health Care                           14.5%
Consumer Discretionary                13.4%
Consumer Staples                      10.2%
Industrials                            8.6%
Energy                                 6.7%
Telecommunication Services             3.7%
Materials                              1.2%
Utilities                              0.7%
Cash Equivalents                       0.1%

CORE GROWTH FUND

                                   PERCENTAGE OF
                                   INVESTMENTS
SECURITY ALLOCATION                 AT VALUE
--------------------------        -------------
Financials                            15.2%
Health Care                           14.9%
Information Technology                14.5%
Consumer Discretionary                13.8%
Industrials                           12.0%
Consumer Staples                      10.5%
Energy                                 5.4%
Cash Equivalents                       4.0%
Utilities                              3.9%
Materials                              2.9%
Telecommunication Services             2.9%

EMERGING GROWTH FUND

                                  PERCENTAGE OF
                                   INVESTMENTS
SECURITY ALLOCATION                 AT VALUE
--------------------------        -------------
Information Technology               24.5%
Consumer Discretionary               20.3%
Industrials                          15.5%
Health Care                          14.4%
Financials                            9.3%
Materials                             5.0%
Consumer Staples                      4.9%
Energy                                3.9%
Telecommunication Services            1.2%
Utilities                             0.9%
Cash Equivalents                      0.1%

SMALL CAP CORE GROWTH FUND

                                  PERCENTAGE OF
                                   INVESTMENTS
SECURITY ALLOCATION                 AT VALUE
--------------------------        -------------
Information Technology                22.3%
Industrials                           22.0%
Health Care                           16.0%
Consumer Discretionary                14.8%
Financials                            10.5%
Energy                                 4.0%
Materials                              4.0%
Cash Equivalents                       3.9%
Consumer Staples                       2.1%
Telecommunication Services             0.4%
Utilities                              0.0%*

VALUE FUND

                                  PERCENTAGE OF
                                  INVESTMENTS
SECURITY ALLOCATION                 AT VALUE
--------------------------        -------------
Financials                            20.5%
Information Technology                15.9%
Industrials                           14.0%
Health Care                           12.9%
Consumer Discretionary                11.9%
Energy                                 7.1%
Consumer Staples                       6.9%
Materials                              4.4%
Telecommunication Services             4.4%
Utilities                              1.9%
Cash Equivalents                       0.1%

SMALL CAP VALUE FUND

                                  PERCENTAGE OF
                                  INVESTMENTS
SECURITY ALLOCATION                 AT VALUE
--------------------------        -------------
Financials                            23.4%
Health Care                           15.6%
Information Technology                13.5%
Materials                             12.2%
Consumer Discretionary                10.7%
Industrials                            9.1%
Energy                                 6.9%
Consumer Staples                       4.3%
Utilities                              3.7%
Cash Equivalents                       0.6%
Telecommunication Services             0.0%*

* Less than 0.1%

SEE FINANCIAL NOTES

                                               AS OF DECEMBER 31, 2004 UNAUDITED

GLOBAL EQUITY FUND

                                  PERCENTAGE OF
                                   INVESTMENTS
SECURITY ALLOCATION                 AT VALUE
--------------------------        -------------
Financials                            19.9%
Consumer Discretionary                14.7%
Health Care                           14.7%
Information Technology                13.2%
Energy                                10.2%
Industrials                           10.2%
Consumer Staples                       8.7%
Telecommunication Services             4.8%
Materials                              3.0%
Cash Equivalents                       0.6%
Utilities                              0.0%*

BALANCED FUND

                                  PERCENTAGE OF
                                  INVESTMENTS
SECURITY ALLOCATION                 AT VALUE
-----------------------------     -------------
Equity
   Information Technology            9.5%
   Health Care                       9.4%
   Consumer Discretionary            9.3%
   Financials                        9.3%
   Industrials                       8.7%
   Consumer Staples                  6.6%
   Energy                            6.0%
   Utilities                         2.6%
   Materials                         2.5%
   Telecommunication Services        2.5%

Fixed Income
   U.S. Government
        Agency Obligations           9.5%
   Corporate Bonds                   8.9%
   U.S. Treasury Notes               3.4%
   Collateralized Mortgage
      Obligations                    0.6%
   Foreign Government Bonds          0.4%
                                  ------
Cash Equivalents                    10.8%
                                  ------

INCOME FUND

                                  PERCENTAGE OF
                                   INVESTMENTS
SECURITY ALLOCATION                 AT VALUE
--------------------------        -------------
Corporate Bonds                      58.1%
U.S. Government
     Agency Obligations              30.8%
U.S. Treasury Notes                   5.7%
Collateralized Mortgage
     Obligations                      2.8%
Foreign Government Bonds              1.7%
Cash Equivalents                      0.9%

ULTRA SHORT BOND FUND

                                  PERCENTAGE OF
                                   INVESTMENTS
SECURITY ALLOCATION                 AT VALUE
-----------------------           -------------
Corporate Bonds                       73.1%
U.S. Government
     Agency Obligations               15.9%
Cash Equivalents                      11.0%

MONEY MARKET FUND

                                  PERCENTAGE OF
                                   INVESTMENTS
SECURITY ALLOCATION                 AT VALUE
------------------------          -------------
Commercial Paper                      86.3%
Certificates of Deposit                9.2%
Municipal Notes                        3.9%
Corporate Bonds                        0.6%

All portfolio compositions subject to change

                                                             SEE FINANCIAL NOTES

                      STATEMENTS OF ASSETS AND LIABILITIES

                                                  300          Core Growth      Emerging     Small Cap Core
                                                 Fund             Fund         Growth Fund     Growth Fund
                                               ----------     ------------    ------------   --------------
ASSETS
Investments, at value                          $7,095,293     $325,842,963    $175,313,517   $   29,320,992
Repurchase agreements                              10,045       13,077,223         201,371        1,195,110
                                               ----------     ------------    ------------   --------------
Total investments                               7,105,338      338,920,186     175,514,888       30,516,102
Cash                                                   --               --              --               --
Foreign currency                                       --               --              --               --
Receivables:
  Interest and dividends                            4,200          351,022          34,518            3,295
  Investments sold                                     --               --              --          173,493
  Tax reclaims                                         --               --              --               --
  Due from investment adviser                       3,624               --              --               --
  Capital shares issued                                --               --           1,995               --
Deferred offering costs                                --               --              --               --
Prepaid expenses                                    5,694           36,403          28,187            9,964
                                               ----------     ------------    ------------   --------------
Total assets                                    7,118,856      339,307,611     175,579,588       30,702,854

LIABILITIES
Payables:
  Dividends to shareholders                            --               --              --               --
  Investments purchased                             7,368               --              --        1,306,324
  Unrealized depreciation on forward
        foreign currency contracts                     --               --              --               --
  Investment management fees                           --          348,910         360,908           29,534
  Administrative fees                               2,143          104,674          54,136            8,860
  Shareholder service fees                            518          133,662          34,074            5,212
  Distribution fees                                 3,572          151,937          88,517           14,767
  Other accrued expenses                            7,906          240,247         180,985           25,657
                                               ----------     ------------    ------------   --------------
Total liabilities                                  21,507          979,430         718,620        1,390,354
                                               ----------     ------------    ------------   --------------
NET ASSETS                                     $7,097,349     $338,328,181    $174,860,968   $   29,312,500
                                               ==========     ============    ============   ==============
NET ASSETS
Standard Shares:
  Net assets                                   $7,097,349     $292,892,440    $166,764,680   $   29,312,500
  Number of shares outstanding                    613,093       15,081,164      12,035,344        2,715,386
  Net asset value, offering and
        redemption price per share             $    11.58     $      19.42    $      13.86   $        10.79

Institutional Shares:
  Net assets                                           --     $ 43,808,221    $  2,591,575               --
  Number of shares outstanding                         --        2,713,523         180,860               --
  Net asset value, offering and
        redemption price per share                     --     $      16.14    $      14.33               --

Administrative Shares
  Net assets                                           --     $  1,627,520    $  5,504,713               --
  Number of shares outstanding                         --           82,116         390,287               --
  Net asset value, offering and
        redemption price per share                     --     $      19.82    $      14.10               --

Net assets consist of:
  Paid-in capital                              $6,436,487     $361,801,930    $339,331,454   $   27,580,528
  Accumulated net investment
     income/loss                                     (124)        (411,514)     (1,175,425)        (165,387)
  Accumulated net realized losses on
         investments and foreign currencies       (25,600)     (81,947,891)   (196,322,840)      (2,878,464)
  Net unrealized appreciation/
        depreciation on investments
     and foreign currencies                       686,586       58,885,656      33,027,779        4,775,823
                                               ----------     ------------    ------------   --------------
NET  ASSETS                                    $7,097,349     $338,328,181    $174,860,968   $   29,312,500
                                               ----------     ------------    ------------   --------------
Investments, at cost                           $6,418,752     $280,034,530    $142,487,109   $   25,740,279

Foreign currency, at cost                              --               --              --               --

SEE FINANCIAL NOTES

                                               AS OF DECEMBER 31, 2004 UNAUDITED

      Value     Small Cap     Global Equity   Balanced        Income     Ultra Short     Money
       Fund     Value Fund        Fund         Fund            Fund       Bond Fund    Market Fund
-----------     ----------    -------------  ----------     -----------  -----------   -----------
$26,153,399     $2,070,479    $  94,230,420  $3,281,463     $57,335,990  $5,845,675    $89,632,428
     20,569         11,582          548,274     388,129         474,089     719,161             --
-----------     ----------    -------------  ----------     -----------  ----------    -----------
 26,173,968      2,082,061       94,778,694   3,669,592      57,810,079   6,564,836     89,632,428
         --             --               --          --              --          --      1,783,576
         --             --           68,208          --              --          --             --
     26,304          2,280           89,923      13,892         730,285      29,052         25,682
         --         17,808          984,394          --              --          --             --
         --             --           98,380          --              --          --             --
         --          7,682               --       1,874              --      11,463             --
         --             --               --          --              --          --             --
         --          4,106               --          --              --          --             --
      8,499         12,512           22,779       9,716          11,540       9,238         17,416
-----------     ----------    -------------  ----------     -----------  ----------    -----------

 26,208,771      2,126,449       96,042,378   3,695,074      58,551,904   6,614,589     91,459,102
         --             --               --      10,355         180,043      13,130         89,454
         --          2,238               --          --              --          --             --
         --             --              230          --              --          --             --
     37,501             --          200,404          --          80,142          --         68,017
      8,036            616           30,061       1,113          18,495       2,138         29,150
      4,866            533           16,114         724           7,300         795         15,102
     13,393          1,026           48,424       1,855          30,824       3,564             --
     20,397          4,437          105,341       3,970          56,348       8,860         61,273
-----------     ----------    -------------  ----------     -----------  ----------    -----------

     84,193          8,850          400,574      18,017         373,152      28,487        262,996
-----------     ----------    -------------  ----------     -----------  ----------    -----------
$26,124,578     $2,117,599    $  95,641,804  $3,677,057     $58,178,752  $6,586,102    $91,196,106
===========     ==========    =============  ==========     ===========  ==========    ===========

$26,124,578     $2,117,599    $  90,749,188  $3,677,057     $58,178,752  $6,586,102    $79,636,090
  2,326,634        201,907        5,659,415     315,608       5,775,808     665,283     79,735,209
$     11.23     $    10.49    $       16.04  $    11.65     $     10.07  $     9.90    $      1.00
         --             --    $   2,719,862          --              --          --    $11,560,016
         --             --          164,651          --              --          --     11,565,482
         --             --    $       16.52          --              --          --    $      1.00
         --             --    $   2,172,754          --              --          --             --
         --             --          133,653          --              --          --             --
         --             --    $       16.26          --              --          --             --
$31,245,711     $1,940,927    $ 213,943,055  $3,428,543     $62,595,859  $6,708,685    $91,234,640
     12,672         (1,181)        (470,567)       (698)         (32,96)     (7,713)            --
 (8,571,871)       (41,735)    (128,134,661)    (86,706)     (5,215,806)    (88,291)       (38,534)
                                                                                                --
  3,438,066        219,588       10,303,977     335,918         831,667     (26,579)
-----------     ----------    -------------  ----------     -----------  ----------    -----------
$26,124,578     $2,117,599    $  95,641,804  $3,677,057     $58,178,752  $6,586,102    $91,196,106
-----------     ----------    -------------  ----------     -----------  ----------    -----------
$22,735,902     $1,862,473    $  84,496,359  $3,333,674     $56,978,412  $6,591,415    $89,632,428

         --             --           64,781          --              --          --             --

                                                             SEE FINANCIAL NOTES

STATEMENTS OF OPERATIONS

                                                  300         Core Growth      Emerging      Small Cap Core
                                                  Fund           Fund         Growth Fund     Growth Fund
                                                --------      -----------     -----------    --------------
INVESTMENT INCOME
Interest                                        $    267      $   104,948     $    26,822    $        5,357
Dividend(1)                                       50,913        1,832,531         446,849            33,161
                                                --------      -----------     -----------    --------------
Total investment income                           51,180        1,937,479         473,671            38,518

EXPENSES
Investment management fees                         6,711          825,601         849,357            68,587
Administrative fees                                5,033          247,682         127,404            20,576
Distribution fees:
  Standard shares                                  8,389          352,683         198,443            34,293
  Administrative shares                               --            2,001           9,865                --
Shareholder service fees:
  Standard shares                                    932          356,568          61,592             9,465
  Institutional shares                                --              552              80                --
  Administrative shares                               --               96             129                --
Transfer agent expenses:
  Standard shares                                  5,465          376,131         281,013            42,107
  Institutional shares                                --            2,024             184                --
  Administrative shares                               --            1,195           4,675                --
Accounting expenses                                5,648           65,682          35,131             7,058
Custody expenses                                   3,516            9,124           8,461             6,500
Offering costs                                     1,845               --              --                --
Registration expenses                             12,370           18,284          16,651             8,383
Trustee expenses                                     611           30,606          15,670             2,485
Other expenses                                     2,058          116,185          63,507             9,813
                                                --------      -----------     -----------    --------------

Total expenses before reimbursements,
  waivers, or expenses paid indirectly            52,578        2,404,414       1,672,162           209,267
Reimbursements or waivers from adviser           (22,371)              --              --                --
Expenses paid indirectly                              --          (55,421)        (23,066)           (5,362)
                                                --------      -----------     -----------    --------------

Net expenses                                      30,207        2,348,993       1,649,096           203,905
                                                --------      -----------     -----------    --------------

NET INVESTMENT INCOME/LOSS                      $ 20,973      $  (411,514)    $(1,175,425)   $     (165,387)

REALIZED AND UNREALIZED
 GAINS/LOSSES ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS
Realized gains/losses on investments and
  and foreign currency transactions             $(11,530)     $ 4,566,753     $(8,048,633)   $   (2,813,656)
Change in unrealized
  appreciation/depreciation
  on investments and foreign currencies          296,687       18,866,739      19,495,583         3,989,537
                                                --------      -----------     -----------    --------------

Net realized and unrealized gains/losses
  on investments and foreign currencies          285,157       23,433,492      11,446,950         1,175,881

CHANGE IN NET ASSETS FROM OPERATIONS            $306,130      $23,021,978     $10,271,525    $    1,010,494

(1) Dividend income net of withholding taxes. For the six months ended December 31, 2004, withholding taxes for the Global Equity Fund were $23,125.

SEE FINANCIAL NOTES

              FOR THE SIX MONTHS ENDED DECEMBER 31, 2004 UNAUDITED

   Value        Small Cap     Global Equity   Balanced        Income     Ultra Short     Money
   Fund         Value Fund        Fund          Fund           Fund       Bond Fund    Market Fund
------------    ----------    -------------  ----------     -----------  -----------   -----------
$      2,944    $      492    $      19,729  $   19,825     $ 1,470,186  $    70,457   $   784,260
     216,735        11,312          934,400      19,184          36,219        4,371            --
------------    ----------    -------------  ----------     -----------  -----------   -----------
     219,679        11,804          954,129      39,009       1,506,405       74,828       784,260
      85,191         6,072          480,193      10,574         191,497       12,482       163,925
      18,255         1,214           72,029       2,440          44,192        5,349        70,254
      30,425         2,024          112,817       4,067          73,653        8,916            --
          --            --            2,598          --              --           --            --
       8,808           719           29,434       1,438          15,570        1,472        26,958
          --            --               49          --              --           --           239
          --            --               92          --              --           --            --
      38,366         1,499          184,940       4,340          68,425        8,060        83,359
          --            --              217          --              --           --           868
          --            --            1,250          --              --           --            --
       5,979         1,909           28,351       4,573          14,333        4,223        19,145
       2,958         5,500            9,317       2,895           2,940        2,576         3,744
          --         5,125               --          --              --           --            --
       7,774        11,874           17,479       5,986           8,647        6,454        16,211
       2,149           153            8,932         272           5,457          731         8,668
       8,596           607           35,463       1,155          20,374        2,652        32,200
------------    ----------    -------------  ----------     -----------  -----------   -----------

     208,501        36,696          983,161      37,740         445,088       52,915       425,571
          --       (23,711)              --     (16,561)             --      (46,437)           --
      (1,494)           --               --          --              --           --            --
------------    ----------    -------------  ----------     -----------  -----------   -----------

     207,007        12,985          983,161      21,179         445,088        6,478       425,571
------------    ----------    -------------  ----------     -----------  -----------   -----------

$     12,672    $   (1,181)   $     (29,032) $   17,830     $ 1,061,317  $    68,350   $   358,689
$    693,767    $   (5,514)   $   3,371,418  $  (86,483)    $   311,466  $    (1,057)  $   (29,451)
   1,021,528       191,711        1,570,803     257,463         964,240       (3,592)           --
------------    ----------    -------------  ----------     -----------  -----------   -----------
   1,715,295       186,197        4,942,221     170,980       1,275,706       (4,649)      (29,451)

$  1,727,967    $  185,016    $   4,913,189  $  188,810     $ 2,337,023  $    63,701   $   329,238

                                                             SEE FINANCIAL NOTES

                      STATEMENTS OF CHANGES IN NET ASSETS

                                           300 FUND                CORE GROWTH FUND           EMERGING
                                  --------------------------  ---------------------------   -------------
                                    For the                      For the                       For the
                                      six           For            six          For the          six
                                  months ended   the period    months ended      year        months ended
                                    12/31/04    08/29/03(1)-     12/31/04        ended         12/31/04
                                  (unaudited)     06/30/04     (unaudited)     06/30/04      (unaudited)
                                  -----------   ------------  -------------  ------------   -------------
OPERATIONS
Net investment income/loss        $    20,973   $    15,226   $   (411,514)  $ (1,924,176)  $ (1,175,425)
Realized gains/losses on
  investments                         (11,530)       10,201      4,566,753     43,684,981     (8,048,633)
Change in unrealized
  appreciation/ depreciation
  on investments                      296,687       389,899     18,866,739     (6,189,966)    19,495,583
                                  -----------    ----------   ------------   ------------   ------------

Change in net assets from
  operations                          306,130       415,326     23,021,978     35,570,839     10,271,525

Dividends to shareholders:
   From net investment income:
     Standard shares                  (34,591)       (4,055)            --             --             --
   From net realized gains on
          investments:
     Standard shares                  (24,271)           --             --             --             --
                                  -----------   -----------   ------------   ------------   ------------

Total dividends                       (58,862)       (4,055)            --             --             --

Change in net assets
   from capital transactions            1,316     6,437,494    (29,523,554)   (42,077,189)   (16,310,307)

CHANGE IN NET ASSETS              $   248,584   $ 6,848,765   $ (6,501,576)  $ (6,506,350)  $ (6,038,782)
                                  ===========   ===========   ============   ============   ============

NET ASSETS
Beginning of period               $ 6,848,765            --   $344,829,757   $351,336,107   $180,899,750
End of period                     $ 7,097,349   $ 6,848,765   $338,328,181   $344,829,757   $174,860,968
                                  -----------   -----------   ------------   ------------   ------------

Accumulated net investment
  income/loss                     $      (124)  $    13,494   $   (411,514)            --   $ (1,175,425)
                                  -----------   -----------   ------------   ------------   ------------

CAPITAL TRANSACTIONS
Standard Shares
   Proceeds from shares issued    $ 1,289,591   $ 6,674,799   $  5,715,187   $ 21,264,741   $  6,272,682
   Dividends reinvested                58,104         4,044             --             --             --
   Cost of shares redeemed         (1,346,379)     (241,349)   (23,075,813)   (44,917,887)   (15,332,905)
                                  -----------   -----------   ------------   ------------   ------------
   Net change                           1,316     6,437,494    (17,360,626)   (23,653,146)    (9,060,223)
                                  -----------   -----------   ------------   ------------   ------------
Institutional Shares
   Proceeds from shares issued             --            --   $  7,002,095   $ 23,690,276   $    224,127
   Cost of shares redeemed                 --            --    (19,040,657)   (41,119,985)    (1,369,293)
                                  -----------   -----------   ------------   ------------   ------------
   Net change                              --            --    (12,038,562)   (17,429,709)    (1,145,166)
                                  -----------   -----------   ------------   ------------   ------------
Administrative Shares
   Proceeds from shares issued             --            --   $    206,240   $    733,629   $    516,790
   Cost of shares redeemed                 --            --       (330,606)    (1,727,963)    (6,621,708)
                                  -----------   -----------   ------------   ------------   ------------
   Net change                              --            --       (124,366)      (994,334)    (6,104,918)
                                  -----------   -----------   ------------   ------------   ------------
CHANGE IN NET ASSETS FROM
CAPITAL TRANSACTIONS              $     1,316   $ 6,437,494   $(29,523,554)  $(42,077,189)  $(16,310,307)
                                  -----------   -----------   ------------   ------------   ------------

SHARE TRANSACTIONS
Standard Shares
   Issued                             117,103       635,272        318,765      1,188,913        493,636
   Reinvested                           5,039           374             --             --             --
   Redeemed                          (122,999)      (21,696)    (1,279,049)    (2,501,662)    (1,204,407)
                                  -----------   -----------   ------------   ------------   ------------
   Net change                            (857)      613,950       (960,284)    (1,312,749)      (710,771)
                                  -----------   -----------   ------------   ------------   ------------
Institutional Shares
   Issued                                  --            --        466,809      1,616,753         17,562
   Redeemed                                --            --     (1,278,757)    (2,794,779)      (100,335)
                                  -----------   -----------   ------------   ------------   ------------
   Net change                              --            --       (811,948)    (1,178,026)       (82,773)
                                  -----------   -----------   ------------   ------------   ------------
Administrative Shares
   Issued                                  --            --         11,187         40,193         40,619
   Redeemed                                --            --        (17,770)       (96,922)      (526,362)
                                  -----------   -----------   ------------   ------------   ------------
   Net change                              --            --         (6,583)       (56,729)      (485,743)
                                  -----------   -----------   ------------   ------------   ------------
CHANGE IN SHARES FROM
SHARE TRANSACTIONS                       (857)      613,950     (1,778,815)    (2,547,504)    (1,279,287)
                                  -----------   -----------   ------------   ------------   ------------

(1) Commencement of operations.

SEE FINANCIAL NOTES

GROWTH FUND SMALL CAP CORE GROWTH FUND                  VALUE FUND            SMALL CAP VALUE FUND
--------------------------------------------    -------------------------   -----------------------
                                                                                            For
                    For the        For the        For the      For the        For the    the period
  For the         six months        year        six months       year       six months   03/31/04
year ended          ended           ended         ended         ended         ended        (1)-
 06/30/04          12/31/04       06/30/04       12/31/04      06/30/04      12/31/04    06/30/04
                  (unaudited)                   (unaudited)                 (unaudited)
------------      -----------    -----------    -----------  ------------   -----------  ----------
$ (2,665,962)     $  (165,387)   $  (346,285)   $    12,672  $    (47,170)  $   (1,181)  $   (2,665)
  37,477,874       (2,813,656)     6,022,751        693,767     2,404,710       (5,514)     (36,221)
  (3,529,402)       3,989,537     (1,011,664)     1,021,528     1,384,533      191,711       27,877
------------      -----------    -----------    -----------  ------------   ----------   ----------
  31,282,510        1,010,494      4,664,802      1,727,967     3,742,073      185,016      (11,009)
          --               --             --             --            --           --           --
          --       (1,298,737)            --             --            --           --           --
------------      -----------    -----------    -----------  ------------   ----------   ----------
          --       (1,298,737)            --             --            --           --           --
 (22,233,586)        (100,563)     7,215,282        525,556     3,902,663      556,376    1,387,216
$  9,048,924      $  (388,806)   $11,880,084    $ 2,253,523  $  7,644,736   $  741,392   $1,376,207
============      ===========    ===========    ===========  ============   ==========   ==========
$171,850,826      $29,701,306    $17,821,222    $23,871,055  $ 16,226,319   $1,376,207           --
$180,899,750      $29,312,500    $29,701,306    $26,124,578  $ 23,871,055   $2,117,599   $1,376,207
------------      -----------    -----------    -----------  ------------   ----------   ----------
          --      $  (165,387)            --    $    12,672            --   $   (1,181)          --
------------      -----------    -----------    -----------  ------------   ----------   ----------
$ 21,134,996      $ 3,701,806    $13,121,654    $ 4,671,896  $  8,784,600   $  898,781   $1,408,985
          --        1,265,634             --             --            --           --           --
 (41,911,039)      (5,068,003)    (5,906,372)    (4,146,340)   (4,881,937)    (342,405)     (21,769)
------------      -----------    -----------    -----------  ------------   ----------   ----------
 (20,776,043)        (100,563)     7,215,282        525,556     3,902,663      556,376    1,387,216
------------      -----------    -----------    -----------  ------------   ----------   ----------
$  1,239,421               --             --             --            --           --           --
  (4,008,407)              --             --             --            --           --           --
------------      -----------    -----------    -----------  ------------   ----------   ----------
  (2,768,986)              --             --             --            --           --           --
------------      -----------    -----------    -----------  ------------   ----------   ----------
$  6,512,533               --             --             --            --           --           --
  (5,201,090)              --             --             --            --           --           --
------------      -----------    -----------    -----------  ------------   ----------   ----------
   1,311,443               --             --             --            --           --           --
------------      -----------    -----------    -----------  ------------   ----------   ----------

$(22,233,586)     $  (100,563)   $ 7,215,282    $   525,556  $  3,902,663   $  556,376   $1,387,216
------------      -----------    -----------    -----------  ------------   ----------   ----------
   1,702,236          359,334      1,247,393        455,545       888,579       95,415      143,670
          --          117,843             --             --            --           --           --
  (3,358,592)        (503,017)      (561,227)      (399,916)     (495,734)     (34,831)      (2,347)
------------      -----------    -----------    -----------  ------------   ----------   ----------
  (1,656,356)         (25,840)       686,166         55,629       392,845       60,584      141,323
------------      -----------    -----------    -----------  ------------   ----------   ----------
      96,116               --             --             --            --           --           --
    (311,449)              --             --             --            --           --           --
------------      -----------    -----------    -----------  ------------   ----------   ----------
    (215,333)              --             --             --            --           --           --
------------      -----------    -----------    -----------  ------------   ----------   ----------
     517,457               --             --             --            --           --           --
    (412,025)              --             --             --            --           --           --
------------      -----------    -----------    -----------  ------------   ----------   ----------
     105,432               --             --             --            --           --           --
------------      -----------    -----------    -----------  ------------   ----------   ----------

  (1,766,257)         (25,840)       686,166         55,629       392,845       60,584      141,323
------------      -----------    -----------    -----------  ------------   ----------   ----------

                                                             SEE FINANCIAL NOTES

                      STATEMENTS OF CHANGES IN NET ASSETS

                                              GLOBAL EQUITY FUND                   BALANCED FUND
                                        -------------------------------     ---------------------------
                                        For the six                         For the six
                                        months ended         For the        months ended      For the
                                          12/31/04          year ended        12/31/04       year ended
                                         (unaudited)         06/30/04       (unaudited)       06/30/04
                                        -------------      ------------     ------------     ----------
OPERATIONS
Net investment income/loss              $     (29,032)     $   (681,388)    $     17,830     $   10,304
Realized gains/losses on investments
   and foreign currency transactions        3,371,418           476,043          (86,483)        80,597
Change in Unrealized appreciation/
   depreciation  on investments and
   foreign currency transactions            1,570,803        14,619,718          257,463         52,694
                                        -------------      ------------     ------------     ----------
Change in net assets from operations        4,913,189        14,414,373          188,810        143,595

Dividends to Shareholders:
From net investment income:
   Standard Shares                                 --                --          (18,528)       (11,300)
   Institutional Shares                            --                --               --             --
From net realized gains on investments:
   Standard Shares                                 --                --          (72,335)       (31,488)
                                        -------------      ------------     ------------     ----------
Total dividends                                    --                --          (90,863)       (42,788)

Change in net assets
   from capital transactions              (12,282,537)      (21,995,780)         775,027      1,642,210
CHANGE IN NET ASSETS                    $  (7,369,348)     $ (7,581,407)    $    872,974     $1,743,017
                                        =============      ============     ============     ==========

NET ASSETS
Beginning of period                     $ 103,011,152      $110,592,559     $  2,804,083     $1,061,066
End of period                           $  95,641,804      $103,011,152     $  3,677,057     $2,804,083
                                        -------------      ------------     ------------     ----------

Accumulated net investment loss         $    (470,567)     $   (441,535)    $       (698)            --
                                        -------------      ------------     ------------     ----------

CAPITAL TRANSACTIONS
Standard shares
   Proceeds from Shares issued          $   3,668,816      $ 12,635,147     $  1,045,025     $1,943,959
   Dividends reinvested                            --                --           84,446         37,052
   Cost of shares redeemed                (13,265,132)      (32,146,318)        (354,444)      (338,801)
                                        -------------      ------------     ------------     ----------
   Net change                              (9,596,316)      (19,511,171)         775,027      1,642,210
                                        -------------      ------------     ------------     ----------
Institutional Shares
   Proceeds from shares issued          $     179,651      $ 10,869,317               --             --
   Dividends reinvested                            --                --               --             --
   Cost of shares redeemed                 (2,777,779)      (13,146,663)              --             --
                                        -------------      ------------     ------------     ----------
   Net change                              (2,598,128)       (2,277,346)              --             --
                                        -------------      ------------     ------------     ----------

Administrative Shares
   Proceeds from shares issued          $     156,263      $    507,646               --             --
   Cost of shares redeemed                   (244,356)         (714,909)              --             --
                                        -------------      ------------     ------------     ----------
   Net change                                 (88,093)         (207,263)              --             --
                                        -------------      ------------     ------------     ----------
CHANGE  IN NET ASSETS FROM
CAPITAL TRANSACTIONS                    $ (12,282,537)     $(21,995,780)    $    775,027     $1,642,210
                                        -------------      ------------     ------------     ----------

SHARE TRANSACTIONS
Standard Shares
   Issued                                     248,570           851,102           93,051        172,335
   Reinvested                                      --                --            7,279          3,318
   Redeemed                                  (888,631)       (2,160,362)         (31,701)       (30,031)
                                        -------------      ------------     ------------     ----------
   Net change                                (640,061)       (1,309,260)          68,629        145,622
                                        -------------      ------------     ------------     ----------
Institutional Shares
   Issued                                      11,660           765,110               --             --
   Reinvested                                      --                --               --             --
   Redeemed                                  (183,525)         (918,483)              --             --
                                        -------------      ------------     ------------     ----------
   Net change                                (171,865)         (153,373)              --             --
                                        -------------      ------------     ------------     ----------
Administrative Shares
   Issued                                      10,402            33,828               --             --
   Redeemed                                   (16,202)          (46,795)              --             --
                                        -------------      ------------     ------------     ----------
   Net change                                  (5,800)          (12,967)              --             --
                                        -------------      ------------     ------------     ----------
CHANGE IN SHARES FROM
SHARE TRANSACTIONS                           (817,726)       (1,475,600)          68,629        145,622
                                        -------------      ------------     ------------     ----------

SEE FINANCIAL NOTES

       INCOME FUND                ULTRA SHORT BOND FUND            MONEY MARKET FUND
---------------------------   ---------------------------    ------------------------------
For the six                    For the six                    For the six
months ended     For the      months ended     For the        months ended      For the
 12/31/04       year ended     12/31/04       year ended        12/31/04       year ended
(unaudited)      06/30/04     (unaudited)      06/30/04       (unaudited)       06/30/04
------------   ------------   ------------   ------------    --------------   -------------
$  1,061,317   $  2,099,324   $    68,350    $    163,323    $      358,689   $     138,690
     311,466        404,291        (1,057)        (69,702)          (29,451)             --
     964,240     (2,935,975)       (3,592)        (61,472)               --              --
------------   ------------   -----------    ------------    --------------   -------------
   2,337,023       (432,360)       63,701          32,149           329,238         138,690
  (1,094,285)    (2,247,909)      (75,808)       (172,102)         (301,773)        (95,186)
          --             --            --              --           (56,916)        (43,504)
          --             --            --              --                --              --
------------   ------------   -----------    ------------    --------------   -------------
  (1,094,285)    (2,247,909)      (75,808)       (172,102)         (358,689)       (138,690)
  (2,626,415)    (6,894,783)     (953,880)     (1,559,881)       (3,016,905)    (21,290,731)
$ (1,383,677)  $ (9,575,052)  $  (965,987)   $ (1,699,834)   $   (3,046,356)  $ (21,290,731)
============   ============   ===========    ============    ==============   =============

$ 59,562,429   $ 69,137,481   $ 7,552,089    $  9,251,923    $   94,242,462   $ 115,533,193
$ 58,178,752   $ 59,562,429   $ 6,586,102    $  7,552,089    $   91,196,106   $  94,242,462
------------   ------------   -----------    ------------    --------------   -------------

$    (32,968)            --   $    (7,713)   $       (255)               --              --
------------   ------------   -----------    ------------    --------------   -------------

$  3,074,470   $  7,287,801   $ 1,633,470    $  6,180,634    $   34,852,505   $  75,687,758
     994,618      2,048,025        56,188         153,072           241,710         105,043
  (6,695,503)   (16,230,609)   (2,643,538)     (7,893,587)      (38,663,441)    (97,203,060)
------------   ------------   -----------    ------------    --------------   -------------
  (2,626,415)    (6,894,783)     (953,880)     (1,559,881)       (3,569,226)    (21,410,259)
------------   ------------   -----------    ------------    --------------   -------------

          --             --            --              --    $    1,818,202   $   7,048,948
          --             --            --              --            47,657          44,467
          --             --            --              --        (1,313,538)     (6,973,887)
------------   ------------   -----------    ------------    --------------   -------------
          --             --            --              --           552,321         119,528
------------   ------------   -----------    ------------    --------------   -------------
          --             --            --              --                --              --
          --             --            --              --                --              --
------------   ------------   -----------    ------------    --------------   -------------
          --             --            --              --                --              --
------------   ------------   -----------    ------------    --------------   -------------
$ (2,626,415)  $ (6,894,783)  $  (953,880)   $ (1,559,881)   $   (3,016,905)  $ (21,290,731)
------------   ------------   -----------    ------------    --------------   -------------
     305,843        724,145       164,555         618,148        34,852,505      75,687,758
      99,427        203,510         5,664          15,347           241,710         105,043
    (669,148)    (1,611,789)     (266,281)       (791,761)      (38,663,441)    (97,203,060)
------------   ------------   -----------    ------------    --------------   -------------
    (263,878)      (684,134)      (96,062)       (158,266)       (3,569,226)    (21,410,259)
------------   ------------   -----------    ------------    --------------   -------------
          --             --            --              --         1,818,202       7,048,948
          --             --            --              --            47,657          44,467
          --             --            --              --        (1,313,538)     (6,973,887)
------------   ------------   -----------    ------------    --------------   -------------
          --             --            --              --           552,321         119,528
------------   ------------   -----------    ------------    --------------   -------------
          --             --            --              --                --              --
          --             --            --              --                --              --
------------   ------------   -----------    ------------    --------------   -------------
          --             --            --              --                --              --
------------   ------------   -----------    ------------    --------------   -------------
    (263,878)      (684,134)      (96,062)       (158,266)       (3,016,905)    (21,290,731)
------------   ------------   -----------    ------------    --------------   -------------

                                                             SEE FINANCIAL NOTES

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA                                        INVESTMENT ACTIVITIES                 DIVIDENDS
                                                               ---------------------                 ---------
                                     Net asset                            Net realized
                                       value,      Net                    and unrealized   Total from   From net
                                     beginning  investment    Redemption   gains/losses    investment  investment
                                     of period  income/loss      fee      on investments   operations    income
                                     ---------  -----------   ----------  --------------   ----------  ----------
300 FUND
STANDARD SHARES

Six months ended
   December 31, 2004 (unaudited)     $ 11.16       0.04            --           0.48           0.52      (0.06)
Period ended June 30, 2004(3)          10.00       0.03            --           1.14           1.17      (0.01)

CORE GROWTH FUND
STANDARD SHARES

Six months ended
   December 31, 2004 (unaudited)     $ 18.10      (0.03)           --           1.35           1.32         --
Year ended June 30, 2004               16.44      (0.12)           --           1.78           1.66         --
Year ended June 30, 2003               16.73      (0.04)           --          (0.25)         (0.29)        --
Year ended June 30, 2002               22.12      (0.09)           --          (5.30)         (5.39)        --
Year ended June 30, 2001               32.59      (0.16)           --          (9.01)         (9.17)        --
Year ended June 30, 2000               30.52      (0.22)           --           4.08           3.86         --
INSTITUTIONAL SHARES

Six months ended
   December 31, 2004 (unaudited)     $ 14.99       0.03            --           1.12           1.15         --
Year ended June 30, 2004               13.52       0.01            --           1.46           1.47         --
Year ended June 30, 2003               13.66       0.05            --          (0.19)         (0.14)        --
Year ended June 30, 2002               17.94       0.04            --          (4.32)         (4.28)        --
Year ended June 30, 2001               26.59       0.01            --          (7.36)         (7.35)        --
Year ended June 30, 2000               25.02         --            --           3.36           3.36         --
ADMINISTRATIVE SHARES

Six months ended
   December 31, 2004 (unaudited)     $ 18.44         --(4)         --           1.38           1.38         --
Year ended June 30, 2004               16.68      (0.08)           --           1.84           1.76         --
Year ended June 30, 2003               16.91       0.01            --          (0.24)         (0.23)        --
Year ended June 30, 2002               22.27      (0.01)           --          (5.35)         (5.36)        --
Year ended June 30, 2001               32.66      (0.03)(5)        --          (9.06)         (9.09)        --
Period ended June 30, 2000(6)          32.09      (0.01)           --           0.58           0.57         --

EMERGING GROWTH FUND
STANDARD SHARES

Six months ended
   December 31, 2004 (unaudited)     $ 13.01      (0.09)(5)        --           0.94           0.85         --
Year ended June 30, 2004               10.96      (0.20)           --           2.25           2.05         --
Year ended June 30, 2003               11.82      (0.17)           --          (0.69)         (0.86)        --
Year ended June 30, 2002               15.79      (0.20)           --          (3.77)         (3.97)        --
Year ended June 30, 2001               33.48      (0.21)           --         (11.41)        (11.62)        --
Year ended June 30, 2000               21.76      (0.30)(5)        --          16.58          16.28         --
INSTITUTIONAL SHARES

Six months ended
   December 31, 2004 (unaudited)     $ 13.41      (0.05)(5)        --           0.97           0.92         --
Year ended June 30, 2004               11.23      (0.15)           --           2.33           2.18         --
Year ended June 30, 2003               12.02      (0.10)           --          (0.69)         (0.79)        --
Year ended June 30, 2002               15.96      (0.11)(5)        --          (3.83)         (3.94)        --
Year ended June 30, 2001               33.61      (0.12)           --         (11.46)        (11.58)        --
Period ended June 30, 2000(7)          25.67      (0.11)           --          12.61          12.50         --
ADMINISTRATIVE SHARES

Six months ended
   December 31, 2004 (unaudited)     $ 13.22      (0.07)(5)        --           0.95           0.88         --
Year ended June 30, 2004               11.11      (0.14)           --           2.25           2.11         --
Year ended June 30, 2003               11.92      (0.10)           --          (0.71)         (0.81)        --
Year ended June 30, 2002               15.87      (0.13)           --          (3.82)         (3.95)        --
Year ended June 30, 2001               33.57      (0.17)(5)        --         (11.46)        (11.63)        --
Period ended June 30, 2000(6)          28.70      (0.10)(5)        --           4.97           4.87         --

(1)   Not annualized.

(2)   Annualized.

(3)   For the period August 29, 2003, commencement of operations, to June 30,
      2004.

(4)   Less than $0.005 per share

SEE FINANCIAL NOTES

    TO SHAREHOLDERS                                                      RATIOS AND SUPPLEMENTAL DATA
    ---------------                                                      ----------------------------
                                                   Net           Ratio of       Ratio of net        Ratio of
  From                   Net asset                assets,       expenses to      investment       expenses to
  net         Total        value,      Total      end of        average net      income/loss      average net      Portfolio
realized   dividends to     end       return      period      assets, net of     to average     assets, prior to   turnover
 gains     shareholders  of period     (%)       ($x 1,000)   reimbursement(%)   net assets(%)   reimbursement(%)   rate (%)
--------   ------------  ---------   ---------   ---------   ----------------   ---------------  ---------------  ----------
(0.04)     (0.10)        $11.58        4.64(1)   $  7,097        0.90(2)             0.62(2)          1.57(2)        22.71
   --      (0.01)         11.16       11.71(1)      6,849        0.90(2)             0.38(2)          1.94(2)        32.98

   --         --         $19.42        7.29(1)   $292,892        1.53(2)            (0.36)(2)         1.57(2)        73.39
   --         --          18.10       10.10       290,352        1.50               (0.65)            1.52          228.43
   --         --          16.44       (1.73)      285,339        1.37               (0.28)            1.53          183.75
   --         --          16.73      (24.37)      326,793        1.34               (0.43)            1.44           76.40
(1.30)     (1.30)         22.12      (28.42)      472,779        1.34               (0.62)            1.42           44.95
(1.79)     (1.79)         32.59       12.82       699,399        1.49               (0.75)            1.52           20.04

   --         --         $16.14        7.67(1)   $ 43,808        0.77(2)             0.39(2)          0.79(2)        73.39
   --         --          14.99       10.96        52,842        0.77                0.08             0.79          228.43
   --         --          13.52       (1.02)       63,571        0.69                0.36             0.76          183.75
   --         --          13.66      (23.86)       85,140        0.68                0.23             0.73           76.40
(1.30)     (1.30)         17.94      (27.98)      123,912        0.68                0.04             0.74           44.95
(1.79)     (1.79)         26.59       13.67       180,779        0.74                0.00             0.74           20.04

   --         --         $19.82        7.48(1)   $  1,628        1.17(2)               --(2)          1.20(2)        73.39
   --         --          18.44       10.55         1,635        1.11               (0.27)            1.13          228.43
   --         --          16.68       (1.36)        2,426        1.00                0.09             1.06          183.75
   --         --          16.91      (24.07)        2,029        0.94               (0.05)            1.01           76.40
(1.30)     (1.30)         22.27      (28.11)        1,964        0.94               (0.14)            5.63           44.95
   --         --          32.66        1.78(1)         21        0.99(2)            (0.27)(2)       101.59(2)        20.04

   --         --         $13.86        6.53(1)   $166,765        1.97(2)            (1.41)(2)         2.00(2)        76.66
   --         --          13.01       18.70       165,782        1.93               (1.47)            1.94          151.80
   --         --          10.96       (7.28)      157,911        1.95               (1.56)            1.97          315.89
   --         --          11.82      (25.14)      190,812        1.80               (1.39)            1.86          202.57
(6.07)     (6.07)         15.79      (37.52)      283,760        1.68               (1.09)            1.75          136.63
(4.56)     (4.56)         33.48       82.19       386,670        1.69               (1.09)            1.75          159.95

   --         --         $14.33        6.86(1)   $  2,592        1.30(2)            (0.75)(2)         1.32(2)        76.66
   --         --          13.41       19.41         3,534        1.30               (0.85)            1.31          151.80
   --         --          11.23       (6.57)        5,379        1.25               (0.86)            1.28          315.89
   --         --          12.02      (24.69)        6,428        1.20               (0.78)            1.26          202.57
(6.07)     (6.07)         15.96      (37.21)       19,676        1.30               (0.69)            1.36          136.63
(4.56)     (4.56)         33.61       55.02(1)     16,284        1.24(2)            (0.61)(2)         1.31(2)       159.95

   --         --         $14.10        6.66(1)   $  5,505        1.66(2)            (1.12)(2)         1.68(2)        76.66
   --         --          13.22       18.99        11,584        1.60               (1.13)            1.62          151.80
   --         --          11.11       (6.80)        8,561        1.51               (1.13)            1.54          315.89
   --         --          11.92      (24.89)        8,444        1.47               (1.07)            1.53          202.57
(6.07)     (6.07)         15.87      (37.43)        9,497        1.55               (0.96)            2.06          136.63
   --         --          33.57       16.97(1)          8        1.55(2)            (0.90)(2)       158.14(2)       159.95

(5)   Based on average shares outstanding.

(6)   For the period February 4, 2000, commencement of operations, to June 30,
      2000.

(7)   For the period November 1, 1999, commencement of operations, to June 30,
      2000.

                                                             SEE FINANCIAL NOTES

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA                                                INVESTMENT ACTIVITIES                               DIVIDENDS
-----------------------                                                ---------------------                               ---------
                                                                                             Net
                                                                                        realized and
                                              Net asset                                  unrealized
                                                value,       Net                       gains/losses on      Total from     From net
                                              beginning   investment      Redemption    investments and     investment    investment
                                              of period   income/loss         fee     foreign currencies    operations     income
                                              ---------   -----------     ----------  ------------------    -----------   ----------
SMALL CAP CORE GROWTH FUND
STANDARD SHARES
Six months ended
   December 31, 2004 (unaudited)              $   10.84    (0.06)             -             0.51               0.45            -
Year ended June 30, 2004                           8.67    (0.13)             -             2.30               2.17            -
Year ended June 30, 2003                           9.18    (0.09)             -            (0.42)             (0.51)           -
Year ended June 30, 2002                           9.52    (0.08)             -            (0.26)             (0.34)           -
Year ended June 30, 2001                          11.23    (0.05)             -            (1.64)             (1.69)           -
Period ended June 30, 2000(3)                     10.00        -              -             1.23               1.23            -

VALUE FUND
STANDARD SHARES
Six months ended
   December 31, 2004 (unaudited)              $   10.51     0.01              -             0.71               0.72            -
Year ended June 30, 2004                           8.64    (0.02)             -             1.89               1.87            -
Year ended June 30, 2003                           8.74    (0.05)             -            (0.05)             (0.10)           -
One month period ended
  June 30, 2002(4)                                10.21    (0.01)             -            (1.46)             (1.47)           -
Year ended May 31, 2002                           15.29    (0.08)             -            (3.57)             (3.65)           -
Year ended May 31, 2001                           14.58    (0.07)             -             2.70               2.63            -
Year ended May 31, 2000                           14.03    (0.08)             -             2.05               1.97            -

SMALL CAP VALUE FUND
STANDARD SHARES
Six months ended
   December 31, 2004 (unaudited)              $    9.74    (0.01)             -             0.76               0.75            -
Period ended June 30, 2004(5)                     10.00    (0.02)             -            (0.24)             (0.26)           -

GLOBAL EQUITY FUND
STANDARD SHARES
Six months ended
   December 31, 2004 (unaudited)              $   15.18    (0.01) (6)         -(7)          0.87               0.86            -
Year ended June 30, 2004                          13.39    (0.10) (6)         -(7)          1.89               1.79            -
Year ended June 30, 2003                          14.22    (0.03) (6)      0.02            (0.82)             (0.83)           -
Year ended June 30, 2002                          18.31    (0.11) (6)      0.01            (3.99)             (4.09)           -
Year ended June 30, 2001                          29.99    (0.16)             -            (9.61)             (9.77)           -
Year ended June 30, 2000                          20.22    (0.22) (6)         -            10.94              10.72            -

INSTITUTIONAL SHARES
Six months ended
   December 31, 2004 (unaudited)              $   15.58     0.04  (6)         -(7)          0.90               0.94            -
Year ended June 30, 2004                          13.65     0.04  (6)         -(7)          1.89               1.93            -
Year ended June 30, 2003                          14.40     0.05  (6)      0.02            (0.82)             (0.75)           -
Year ended June 30, 2002                          18.46    (0.01) (6)      0.01            (4.06)             (4.06)           -
Year ended June 30, 2001                          30.08    (0.05) (6)         -            (9.66)             (9.71)           -
Period ended June 30, 2000(8)                     23.45    (0.05) (6)         -             7.63               7.58            -

ADMINISTRATIVE SHARES
Six months ended
   December 31, 2004 (unaudited)              $   15.36     0.02  (6)         -(7)          0.88               0.90            -
Year ended June 30, 2004                          13.51    (0.02) (6)         -(7)          1.87               1.85            -
Year ended June 30, 2003                          14.30     0.01  (6)      0.02            (0.82)             (0.79)           -
Year ended June 30, 2002                          18.38    (0.06) (6)      0.01            (4.03)             (4.08)           -
Year ended June 30, 2001                          30.02    (0.11) (6)         -            (9.62)             (9.73)           -
Period ended June 30, 2000(9)                     33.45    (0.06)             -            (3.37)             (3.43)           -

(1)   Not annualized

(2)   Annualized.

(3) For the period December 28, 1999, commencement of operations, to June 30, 2000.

(4) Subsequent to the annual report as of May 31, 2002, the Citizens Value Fund changed its fiscal year end to June 30.

(5)   For the period March 31, 2004, commencement of operations, to June 30,
      2004.

SEE FINANCIAL NOTES

TO SHAREHOLDERS                                 RATIOS AND SUPPLEMENTAL DATA
---------------                                 ----------------------------
                                                                 Ratio of                          Ratio of
                        Net asset                 Net          expenses to      Ratio of net      expenses to
 From        Total        value,                assets,        average net       investment      average net
  net      dividends       end       Total      end of           assets,         income/loss        assets,      Portfolio
realized       to           of      return      period            net of       to average net      prior to      turnover
 gains    shareholders    period     (%)      ($ x 1,000)   reimbursement (%)     assets (%)   reimbursement(%)  rate (%)
--------  ------------  ---------   ------    -----------   -----------------  --------------- ----------------  ---------
(0.50)        (0.50)       $10.79     4.16(1)  $  29,313        1.49(2)        (1.21)(2)          1.53(2)          84.42
    -             -         10.84    25.03        29,701        1.53           (1.37)             1.53            207.80
    -             -          8.67    (5.56)       17,821        1.45           (1.12)             1.58            349.79
    -             -          9.18    (3.57)       18,459        1.34           (0.93)             1.40            294.26
(0.02)        (0.02)         9.52   (15.08)       15,503        1.34           (0.57)             3.20            146.62
    -             -         11.23    12.30(1)      8,397        1.49(2)         0.00(2)           5.98(2)          20.16

    -             -        $11.23     6.85(1)  $  26,125        1.70(2)         0.10(2)           1.71(2)         121.71
    -             -         10.51    21.64        23,871        1.78           (0.23)             1.78            130.18
    -             -          8.64    (1.14)       16,226        1.90           (0.62)             1.90            209.72
    -             -          8.74   (14.40)(1)    21,060        1.95(2)        (1.33)(2)          2.05(2)           5.87
(1.43)        (1.43)        10.21   (25.58)       24,981        1.95           (1.04)             2.54             34.77
(1.92)        (1.92)        15.29    20.71        14,378        1.95           (0.65)             4.63             62.55
(1.42)        (1.42)        14.58    14.36         8,726        1.95           (0.68)             7.11             72.32

    -             -        $10.49     7.70(1)  $   2,118        1.60(2)        (0.15)(2)          4.52(2)         116.04
    -             -          9.74    (2.60)(1)     1,376        1.60(2)        (0.92)(2)          6.07(2)          42.36

    -             -        $16.04     5.67(1)  $  90,749        2.08(2)        (0.09)(2)          2.08(2)          71.75
    -             -         15.18    13.37        95,625        2.01           (0.60)             2.01             49.16
    -             -         13.39    (5.84)      101,846        1.91           (0.26)             1.91             42.05
    -             -         14.22   (22.34)      135,881        1.84           (0.66)             1.84            132.82
(1.91)        (1.91)        18.31   (33.69)      236,080        1.82           (0.71)             1.82            151.95
(0.95)        (0.95)        29.99    53.27       354,818        1.82           (0.79)             1.83            120.69

    -             -        $16.52     6.03(1)  $   2,720        1.37(2)         0.57(2)           1.37(2)          71.75
    -             -         15.58    14.14         5,244        1.37            0.25              1.37             49.16
    -             -         13.65    (5.21)        6,688        1.26            0.42              1.26             42.05
    -             -         14.40   (21.99)        9,531        1.27           (0.05)             1.27            132.82
(1.91)        (1.91)        18.46   (33.35)       16,475        1.39           (0.23)             1.42            151.95
(0.95)        (0.95)        30.08    32.55(1)     12,544        1.39(2)        (0.25)(2)          1.43(2)         120.69
    -             -        $16.26     5.86(1)  $   2,173        1.74(2)         0.25(2)           1.74(2)          71.75
    -             -         15.36    13.69         2,142        1.71           (0.11)             1.71             49.16
    -             -         13.51    (5.52)        2,059        1.59            0.11              1.59             42.05
    -             -         14.30   (22.20)        2,207        1.64           (0.39)             1.64            132.82
(1.91)        (1.91)        18.38   (33.52)        1,748        1.68           (0.48)             3.18            151.95
    -             -         30.02   (10.25)(1)         1        1.68(2)        (0.48)(2)        296.20(2)         120.69

(6)     Based on average shares outstanding.

(7)     Less than $0.005 per share.

(8)     For the period November 1, 1999, commencement of operations, to June 30,
        2000.

(9)     For the period February 4, 2000, commencement of operations, to June 30,
        2000.

                                                             SEE FINANCIAL NOTES

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA                                         INVESTMENT ACTIVITIES                          DIVIDENDS
------------------------                                        ---------------------                          ---------
                                                                                     Net
                                         Net asset                                 realized
                                          value,         Net                     and unrealized   Total from     From net
                                         beginning    investment    Redemption    gains/losses    investment    investment
                                         of period    income/loss       fee      on investments   operations      income
                                         ---------    -----------   ----------   --------------   ----------    ----------
BALANCED FUND
STANDARD SHARES
Six months ended
   December 31, 2004 (unaudited)         $  11.35         0.06            -          0.53            0.59          (0.06)
Year ended June 30, 2004                    10.47         0.06            -          1.12            1.18          (0.06)
Period ended June 30, 2003(3)               10.00         0.02            -          0.47            0.49          (0.02)

INCOME FUND
STANDARD SHARES
Six months ended
   December 31, 2004 (unaudited)         $   9.86         0.18            -          0.22            0.40          (0.19)
Year ended June 30, 2004                    10.28         0.34            -         (0.40)          (0.06)         (0.36)
Year ended June 30, 2003                     9.62         0.37            -          0.69            1.06          (0.40)
Year ended June 30, 2002                    10.28         0.58            -         (0.66)          (0.08)         (0.58)
Year ended June 30, 2001                    10.20         0.68            -          0.10            0.78          (0.70)
Year ended June 30, 2000                    10.51         0.65            -         (0.32)           0.33          (0.63)

ULTRA SHORT BOND FUND
STANDARD SHARES
Six months ended
   December 31, 2004 (unaudited)         $   9.92         0.10            -         (0.01)           0.09          (0.11)
Year ended June 30, 2004                    10.06         0.18            -         (0.13)           0.05          (0.19)
Period ended June 30, 2003(5)               10.00         0.14(6)         -          0.07            0.21          (0.15)

MONEY MARKET FUND
STANDARD SHARES
Six months ended
   December 31, 2004 (unaudited)         $   1.00            -(4)         -             -               -(4)           -(4)
Year ended June 30, 2004                     1.00            -(4)         -             -               -(4)           -(4)
Year ended June 30, 2003                     1.00         0.01            -             -            0.01          (0.01)
Year ended June 30, 2002                     1.00         0.02            -             -            0.02          (0.02)
Year ended June 30, 2001                     1.00         0.05            -             -            0.05          (0.05)
Year ended June 30, 2000                     1.00         0.05            -             -            0.05          (0.05)

INSTITUTIONAL SHARES
Six months ended
   December 31, 2004 (unaudited)         $   1.00            -(4)         -             -               -(4)           -(4)
Year ended June 30, 2004                     1.00            -(4)         -             -               -(4)           -(4)
Year ended June 30, 2003                     1.00         0.01            -             -            0.01          (0.01)
Year ended June 30, 2002                     1.00         0.02            -             -            0.02          (0.02)
Year ended June 30, 2001                     1.00         0.05            -             -            0.05          (0.05)
Year ended June 30, 2000                     1.00         0.05            -             -            0.05          (0.05)

(1)   Not annualized.

(2)   Annualized.

(3) For the period December 20, 2002, commencement of operations, to June 30, 2003.

(4)   Less than $0.005 per share.

(5) For the period November 21, 2002, commencement of operations, to June 30, 2003.

(6)   Based on average shares outstanding.

SEE FINANCIAL NOTES

TO SHAREHOLDERS                                                      RATIOS AND SUPPLEMENTAL DATA
----------------                                                     ----------------------------
                                                               Ratio of                            Ratio of
                        Net asset                Net         expenses to       Ratio of net       expenses to
  From       Total        value,               assets,       average net        investment        average net
  net      dividends       end      Total       end of         assets,         income/loss          assets,      Portfolio
realized       to          of      return       period          net of        to average net       prior to      turnover
 gains    shareholders   period      (%)      ($x 1,000)  reimbursement (%)     assets (%)     reimbursement (%)  rate (%)
--------  ------------  ---------  -------    ----------   ---------------    --------------   ----------------  ---------
(0.23)       (0.29)     $  11.65    5.26(1)   $    3,677        1.30(2)             1.09(2)           2.32(2)       92.98
(0.24)       (0.30)        11.35   11.31           2,804        1.30                0.60              4.30          98.20
    -        (0.02)        10.47    4.87(1)        1,061        1.30(2)             0.41(2)          16.73(2)      140.42

    -        (0.19)     $  10.07    4.07(1)   $   58,179        1.51(2)             3.60(2)           1.51(2)       56.50
    -        (0.36)         9.86   (0.63)         59,562        1.45                3.28              1.45          64.37
    -        (0.40)        10.28   11.28          69,137        1.37                3.80              1.37         195.73
    -        (0.58)         9.62   (0.87)         67,488        1.38                5.77              1.38          54.05
    -(4)     (0.70)        10.28    7.87          71,639        1.40                6.55              1.48          60.53
(0.01)       (0.64)        10.20    3.35          61,836        1.45                6.34              1.47          52.96

    -        (0.11)     $   9.90    0.88(1)   $    6,586        0.18(2)             1.92(2)           1.48(2)       30.07
    -        (0.19)         9.92    0.48           7,552        0.06                1.79              1.50          80.96
    -        (0.15)        10.06    2.12(1)        9,252        0.00(2)             2.29(2)           2.10(2)       56.04

    -            -(4)   $   1.00    0.37(1)   $   79,636        0.94(2)             0.73(2)           0.94(2)          NA
    -            -(4)       1.00    0.10          83,231        0.98                0.10              0.98             NA
    -        (0.01)         1.00    0.65         104,641        0.93                0.65              0.93             NA
    -        (0.02)         1.00    1.71         114,271        0.92                1.72              0.92             NA
    -        (0.05)         1.00    5.23         117,211        0.89                5.08              0.89             NA
    -        (0.05)         1.00    4.67         112,700        1.17                4.59              1.18             NA

    -            -(4)   $   1.00    0.50(1)   $   11,560        0.69(2)             0.99(2)           0.69(2)          NA
    -            -(4)       1.00    0.41          11,011        0.67                0.41              0.67             NA
    -        (0.01)         1.00    0.95          10,892        0.63                0.98              0.63             NA
    -        (0.02)         1.00    1.97          16,539        0.67                1.95              0.67             NA
    -        (0.05)         1.00    5.43          27,475        0.70                5.22              0.70             NA
    -        (0.05)         1.00    5.04          23,370        0.81                4.93              0.82             NA

                                                             SEE FINANCIAL NOTES

FINANCIAL NOTES

UNAUDITED

ORGANIZATION

Citizens Funds (the "trust"), a Massachusetts Business Trust, is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The trust offers the following funds (individually a "fund," collectively the "funds"):

FUND
Short name
CITIZENS 300 FUND
300 Fund
CITIZENS CORE GROWTH FUND
Core Growth Fund
CITIZENS EMERGING GROWTH FUND
Emerging Growth Fund
CITIZENS SMALL CAP CORE GROWTH FUND
Small Cap Core Growth Fund
CITIZENS VALUE FUND
Value Fund
CITIZENS SMALL CAP VALUE FUND
Small Cap Value Fund
CITIZENS GLOBAL EQUITY FUND
Global Equity Fund
CITIZENS BALANCED FUND
Balanced Fund
CITIZENS INCOME FUND
Income Fund
CITIZENS ULTRA SHORT BOND FUND
Ultra Short Bond Fund
CITIZENS MONEY MARKET FUND
Money Market Fund

The funds are authorized to issue an unlimited number of shares of beneficial interest with no par value. The Core Growth Fund, Emerging Growth Fund, and Global Equity Fund currently offer three classes of shares: Standard shares, Institutional shares and Administrative shares. The Money Market Fund offers two classes of shares: Standard shares and Institutional shares. The 300 Fund, Small Cap Core Growth Fund, Value Fund, Small Cap Value Fund, Balanced Fund, Income Fund and Ultra Short Bond Fund offer one class of shares: Standard shares. Each class of shares in the funds has identical rights and privileges except with respect to fees paid under class-specific arrangements, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

INDEMNIFICATIONS

Under the funds' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the trust. In addition, in the normal course of business, the funds enter into contracts with their vendors and others that provide for general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION

Equity securities are valued at the last sale price on the primary exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are valued, or lacking any sales, at the last available bid price for domestic securities and halfway between the bid and ask price for international securities. Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price. Fixed-income investments generally are valued at the bid price for securities. Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer-supplied valuations and valuations based upon analysis of market data or other factors if these valuations are believed to more accurately reflect the fair value of such securities. If a market quotation for a given security is unavailable, or if the adviser or a fund's subadviser believes an available quote does not accurately reflect the current value of a security, the adviser will use fair value procedures established by the fund's board of trustees to price the security. Fair value procedures may also be used if the adviser determines that a significant event has occurred between the time at which a market price is determined but prior to the time at which a fund's net asset value is calculated. The Global Equity Fund has a policy to use fair value procedures to price securities traded on foreign markets in the event there is a specific change in the value of a domestic security index. Short-term securities maturing within 60 days and all securities in the Money Market Fund are valued at amortized cost, which approximates fair value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

FINANCIAL NOTES

UNAUDITED

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME

Changes in holdings of portfolio securities are reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. The cost of securities sold is determined on the identified cost basis, unless otherwise specified. Interest income is recorded on an accrual basis and includes, where applicable, the amortization or accretion of a premium or discount. Dividend income is recorded on the ex-dividend date.

FOREIGN CURRENCY TRANSLATION

The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current rate of exchange. Purchases and sales of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. The changes in foreign exchange rates on investments are not isolated on the Statements of Operations. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

FOREIGN CURRENCY CONTRACTS

Foreign currency contracts are used to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms. The U.S. dollar value of foreign currency contracts is determined using the current rate of exchange. Foreign currency contracts open at period end are listed in the funds' portfolio holdings.

REPURCHASE AGREEMENTS

The funds may acquire repurchase agreements with an entity that is a member of the Federal Reserve System, collateralized by instruments issued by the U.S. government, its agencies or instrumentalities. The repurchase price generally equals the price paid by a fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. It is the funds' policy to receive collateral securities of which the value, including accrued interest, is at least equal to 102% of the amount to be repaid to the funds under each agreement at its maturity. Collateral subject to repurchase agreements is held by the funds' custodian. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the funds may be delayed or limited.

RESTRICTED SECURITIES

The funds are permitted to invest in privately placed securities. These securities may be resold in transactions exempt from registration, or to the public, if the securities are registered under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expense, and the prompt sale at an acceptable price may be difficult.

REDEMPTION FEE

The Global Equity Fund charges a redemption fee of 2% (paid to the fund) with respect to shares of the fund redeemed or exchanged within 60 days of purchase. The fee does not apply to shares purchased through the reinvestment of dividends or other distributions, redemptions by the fund of accounts with below minimum balances, redemptions due to shareholder death or disability, or certain omnibus accounts or retirement plans. For the six months ended December 31, 2004, the Global Equity Fund collected $2,234 in redemption fees. These fees are included in the "change in net assets from capital transactions" amounts in the Statements of Changes in Net Assets.

DIVIDENDS TO SHAREHOLDERS

The 300 Fund, Core Growth Fund, Emerging Growth Fund, Small Cap Core Growth Fund, Value Fund, Small Cap Value Fund, and Global Equity Fund declare and distribute dividends from net investment income, if any, to shareholders annually. The Balanced Fund declares and distributes dividends from net investment income to shareholders quarterly. The Income Fund declares and distributes dividends from net investment income to shareholders monthly. Dividends from net investment income for the Ultra Short Bond Fund and Money Market Fund are declared daily and paid monthly. The funds' net realized gains, if any, are distributed to shareholders at least annually.

Additional dividends may also be paid to the funds' shareholders to the extent necessary to avoid federal excise tax on certain undistributed income and net realized gains. The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e., reclassification of market discounts, gain/loss, paydown, and distributions), such

FINANCIAL NOTES

UNAUDITED

amounts are reclassified to capital; temporary differences do not require reclassification.

OFFERING COSTS

Expenses incurred in connection with the offering of fund shares for the 300 Fund and Small Cap Value Fund were paid by the funds and are amortized over a 12-month period starting with each fund's commencement of operations.

FEDERAL INCOME TAXES

Each fund is a separate taxable entity for federal tax purposes. Each fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and distributes substantially all of its taxable net investment income and net realized gains, if any, to its shareholders.

FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT MANAGEMENT FEE

Citizens Advisers, Inc. (the "adviser") serves as adviser to each of the funds. Under the terms of the management contract, the adviser is paid a fee that is computed daily based on an annual rate for each fund's average daily net assets. Those rates are as follows:

        FUND                FEE RATE
--------------------------  --------
300 FUND                      0.20%
CORE GROWTH FUND              0.50%
EMERGING GROWTH FUND          1.00%
SMALL CAP CORE GROWTH FUND    0.50%
VALUE FUND                    0.70%
SMALL CAP VALUE FUND          0.75%
GLOBAL EQUITY FUND            1.00%
BALANCED FUND                 0.65%
INCOME FUND                   0.65%
ULTRA SHORT BOND FUND         0.35%
MONEY MARKET FUND             0.35%

McLean Budden Limited serves as the subadviser for the Global Equity Fund. For its services, the subadviser receives a fee computed daily based on an annual rate of 0.33% of the fund's average daily net assets up to $50 million, 0.30% on the next $50 million, and 0.25% on assets thereafter. The fee is paid by the adviser.

Prior to August 27, 2004, SSgA Funds Management, Inc. served as the subadviser for the Global Equity Fund. For its services, SSgA Funds Management, Inc. received a fee computed daily based on an annual rate of 0.35% of the fund's average daily net assets up to $500 million, and 0.25% on assets thereafter. The fee was paid by the adviser.

DISTRIBUTION FEE

Citizens Securities, Inc. (the "distributor") is a wholly owned subsidiary of the adviser and serves as the funds' distributor. Pursuant to Rule 12b-l under the 1940 Act, the trust's shareholders have adopted a separate distribution plan with respect to the funds' Standard and Administrative shares pursuant to which the funds, except the Money Market Fund, compensate the distributor for services in an amount equal to 0.25% per annum of average annual net assets represented by such shares.

ADMINISTRATIVE AND SHAREHOLDER SERVICE FEES

The adviser, with whom certain officers and trustees are affiliated, performs administrative duties for the trust under a separate administrative contract, which provides for the reimbursement of out-of-pocket expenses as well as fees for services rendered. In accordance with the terms of the administrative contract, fees are accrued daily based on average daily net assets of each fund at the annual rate of 0.15%. In addition, Citizens Advisers provides a number of administrative services to the trust, relating primarily to shareholder services and communications, and is paid an account fee and is reimbursed for out-of-pocket expenses as well, for providing such services and communications for each of the individual funds with the exception of the Core Growth Fund, Standard shares. The Core Growth Fund, Standard shares may be charged a shareholder service fee of up to 0.35% based on the average daily net assets of the class. For the six months ended December 31, 2004, a fee of 0.25% was charged.

TRANSFER AGENCY, FUND ACCOUNTING AND CUSTODY

BISYS Fund Services Ohio, Inc. provides transfer agency and fund accounting services to the funds pursuant to certain fee arrangements. Transfer agent expenses also include the cost of services rendered by third parties to provide sub-transfer agency services. Fifth Third Bank acts as custodian for the funds. Custody expenses may be incurred or offset from fees or credits arising from cash balances maintained on deposit.

FINANCIAL NOTES

UNAUDITED

TRUSTEE FEES

All of the officers and one of the trustees of the trust are "interested persons," as defined in the 1940 Act, of the adviser. Currently, each trustee who is not an "interested person" receives an annual retainer of $12,000 and $1,250 for each day's attendance at a trustee meeting. The independent trustees include a chair of the board, who receives an additional annual retainer of $5,000, and an audit committee chair and social responsibility committee chair, who each receives an additional annual retainer of $2,500.

ALLOCATIONS

Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributable to a fund are allocated proportionately among various or all funds within the trust in relation to the net assets of each fund or on another reasonable basis. Expenses specific to a class are charged to that class.

FEE REDUCTIONS AND REIMBURSEMENTS

For the six months ended December 31, 2004, the adviser limited the total expenses, exclusive of taxes, brokerage commissions and extraordinary expenses, for certain funds to the extent they exceeded the following limits:

        FUND           EXPENSE LIMITATION
---------------------  ------------------
300 FUND                     0.90%
SMALL CAP VALUE FUND         1.60%
BALANCED FUND                1.30%
ULTRA SHORT BOND FUND        0.10%

The expense limitations above are voluntary, except for the Small Cap Value Fund, and may be removed by the adviser at any time. The expense limitation for the Small Cap Value Fund is contractual and expires June 30, 2005. The adviser may recoup expense reimbursements from the Small Cap Value Fund in future years, to the extent the fund's annualized operating expenses plus the amount recouped do not exceed the annual expense limitation set forth above.

FEES PAID INDIRECTLY

During the period, certain funds participated in a directed brokerage program in which the funds utilize recaptured commissions on securities transactions to pay for, in whole or in part, fund accounting expenses of the funds.

INVESTMENT TRANSACTIONS

The following summarizes purchases and sales of investment securities, other than short-term investments, and U.S Government securities, by fund for the six months ended December 31, 2004:

300 FUND
Purchases                   $      1,519,897
Sales                              1,643,851

CORE GROWTH FUND
Purchases                        232,939,396
Sales                            273,076,849

EMERGING GROWTH FUND
Purchases                        128,376,731
Sales                            144,929,857

SMALL CAP CORE GROWTH FUND
Purchases                         22,885,343
Sales                             23,852,994

VALUE FUND
Purchases                         29,875,220
Sales                             29,205,970

SMALL CAP VALUE FUND
Purchases                          2,411,522
Sales                              1,829,379

GLOBAL EQUITY FUND
Purchases                         66,439,025
Sales                             77,744,804

BALANCED FUND
Purchases                          3,171,966
Sales                              2,669,493

INCOME FUND
Purchases                         29,632,256
Sales                             30,580,273

ULTRA SHORT BOND FUND
Purchases                          1,924,988
Sales                              1,802,714

TABLE OF SHAREHOLDER EXPENSES

UNAUDITED

As a shareholder of the funds, you may incur two types of costs: (i) redemption fees (for Global Equity Fund only) and (2) ongoing costs, including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

ACTUAL EXPENSES

The table on the page opposite provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled Expenses Paid During Period to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table on the page opposite also provides information about hypothetical account values and hypothetical expenses based on each fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and other individual shareholder fees mentioned in the prospectus. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

*Expenses equal the average account value times the fund's annualized expense ratio multiplied by 184/365 (to reflect the one-half year period).

                                                               DECEMBER 31, 2004

                                                            EXPENSES     ANNUALIZED
                                                 ENDING    PAID DURING  EXPENSE RATIO
                                  BEGINNING     ACCOUNT      PERIOD*    DURING PERIOD
                                ACCOUNT VALUE    VALUE       07/01/04     07/01/04
                                  07/01/04      12/31/04    -12/31/04     -12/31/04
                                -------------  ----------  -----------  ------------
300 FUND
Standard -- actual               $ 1,000.00    $ 1,046.40    $ 4.64         0.90%
Standard -- hypothetical           1,000.00      1,020.67      4.58         0.90%

CORE GROWTH FUND
Standard -- actual                 1,000.00      1,072.90      7.99         1.53%
Standard -- hypothetical           1,000.00      1,017.49      7.78         1.53%
Institutional -- actual            1,000.00      1,076.70      4.03         0.77%
Institutional -- hypothetical      1,000.00      1,021.32      3.92         0.77%
Administrative -- actual           1,000.00      1,074.80      6.12         1.17%
Administrative -- hypothetical     1,000.00      1,019.31      5.96         1.17%

EMERGING GROWTH FUND
Standard -- actual                 1,000.00      1,065.30     10.26         1.97%
Standard -- hypothetical           1,000.00      1,015.27     10.01         1.97%
Institutional -- actual            1,000.00      1,068.60      6.78         1.30%
Institutional -- hypothetical      1,000.00      1,018.65      6.61         1.30%
Administrative -- actual           1,000.00      1,066.60      8.65         1.66%
Administrative -- hypothetical     1,000.00      1,016.84      8.44         1.66%

SMALL CAP CORE GROWTH FUND
Standard -- actual                 1,000.00      1,041.60      7.67         1.49%
Standard -- hypothetical           1,000.00      1,017.69      7.58         1.49%

VALUE FUND
Standard -- actual                 1,000.00      1,068.50      8.86         1.70%
Standard -- hypothetical           1,000.00      1,016.64      8.64         1.70%

SMALL CAP VALUE FUND
Standard -- actual                 1,000.00      1,077.00      8.38         1.60%
Standard -- hypothetical           1,000.00      1,017.14      8.13         1.60%

GLOBAL EQUITY FUND
Standard -- actual                 1,000.00      1,056.70     10.78         2.08%
Standard -- hypothetical           1,000.00      1,014.72     10.56         2.08%
Institutional -- actual            1,000.00      1,060.30      7.11         1.37%
Institutional -- hypothetical      1,000.00      1,018.30      6.97         1.37%
Administrative -- actual           1,000.00      1,058.60      9.03         1.74%
Administrative -- hypothetical     1,000.00      1,016.43      8.84         1.74%

BALANCED FUND
Standard -- actual                 1,000.00      1,052.60      6.73         1.30%
Standard -- hypothetical           1,000.00      1,018.65      6.61         1.30%

INCOME FUND
Standard -- actual                 1,000.00      1,040.70      7.77         1.51%
Standard -- hypothetical           1,000.00      1,017.59      7.68         1.51%

ULTRA SHORT BOND FUND
Standard -- actual                 1,000.00      1,008.80      0.91         0.18%
Standard -- hypothetical           1,000.00      1,024.30      0.92         0.18%

MONEY MARKET FUND
Standard -- actual                 1,000.00      1,003.70      4.75         0.94%
Standard -- hypothetical           1,000.00      1,020.47      4.79         0.94%
Institutional -- actual            1,000.00      1,005.00      3.49         0.69%
Institutional -- hypothetical      1,000.00      1,021.73      3.52         0.69%

SHAREHOLDER SERVICES

At Citizens Funds, we want our investors to know how much we value their business. That's why we offer a comprehensive range of services that includes everything from attentive telephone representatives to an informative website.

EXCHANGES BETWEEN CITIZENS FUNDS*

You can move your money from any one of our funds to another.

RETIREMENT INVESTING

We offer investors the opportunity to invest in a variety of IRAs, including Traditional, Roth and Rollover. Citizens Funds are also available for 401(k), 403(b), SEP and SIMPLE retirement plans.

AUTOMATIC INVESTMENT PLAN

Invest automatically on a monthly or quarterly basis with payroll deduction or electronic transfer from your bank.

UNPARALLELED CUSTOMER SERVICE

Our representatives are well-trained professionals whose goal is to satisfy most requests during the first phone call. Representatives are available from 9 AM to 6 PM (ET) Monday - Friday at 800.223.7010.

WWW.CITIZENSFUNDS.COM

Our website offers daily fund prices and performance, fund and manager profiles, fund prospectuses and applications, shareholder activism updates, online account access and transactions and much more.

INTELLIGENT COMMUNICATIONS

Citizens Funds was a pioneer of the plain English prospectus well before it became the standard for the rest of the mutual fund industry. We try to bring that same spirit of innovation, plain-speak and respect for our shareholders to all our communications.

PROXY VOTING

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities and a copy of the funds' voting record for the 12-month period ended June 30, 2004 are available without charge, upon request, by calling 800.223.7010, on our website, and on the SEC'S website at http://www.sec.gov.

*Citizens Global Equity Fund charges a redemption fee of 2% on shares redeemed or exchanged within 60 days of purchase.

[CITIZENS FUNDS LOGO]

Citizens Funds are distributed by Citizens Securities, Inc., Portsmouth, NH 03801 and are available through such popular mutual fund supermarkets as Charles Schwab's Mutual Fund OneSource(R) and Fidelity Investments' FundsNetwork(R).

Citizens Funds(R) is a trademark of Citizens Advisers, Inc.

This report is intended for shareholders of Citizens Funds and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus.

PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF CITIZENS FUNDS CAREFULLY BEFORE INVESTING. FOR THIS AND OTHER INFORMATION, PLEASE CALL 800.223.7010 OR VISIT WWW.CITIZENSFUNDS.COM FOR A FREE PROSPECTUS AND READ IT CAREFULLY BEFORE INVESTING.

(C)2005 Citizens Advisers, Inc.

TRUSTEES
Walter D. Bristol, Jr.
Sophia Collier
Jeannie H. Diefenderfer
Pablo S. Eisenberg
Orlando Hernandez
Martha S. Pope

DISTRIBUTOR
Citizens Securities, Inc.
One Harbour Place
Suite 400
Portsmouth, NH 03801
800.223.7010
603.436.5152

MANAGER
Citizens Advisers, Inc.
One Harbour Place
Suite 400
Portsmouth, NH 03801
800.223.7010
603.436.5152

CUSTODIAN
Fifth Third Bank
Cincinnati, OH 45263

TRANSFER AND
ACCOUNTING AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

LEGAL COUNSEL
Bingham McCutchen LLP
Boston, MA 02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Columbus, OH 43215

                                            NOT A PART OF THE SEMI-ANNUAL REPORT

ITEM 2.  CODE OF ETHICS.

     (a) A code of ethics that applies to the registrant's principal executive officer and principal financial office was filed as an exhibit to the registrant's annual Form N-CSR.

     (c) During the period covered by this report, no amendments were made to the provisions of the code of ethics.

     (d) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant of Form N-CSR is (i) accumulated and communicated to the investment company's management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not Applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not Applicable.

(b) A certification of each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940. Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Citizens Funds

By (Signature and Title)*      /s/ Sophia Collier
                         -------------------------------------------------------
                               President

Date 3/7/05

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*      /s/ Sophia Collier
                         -------------------------------------------------------
                               President

Date 3/7/05

By (Signature and Title)*      /s/ Sean Driscoll
                         -------------------------------------------------------
                               Treasurer

Date 3/7/05

* Print the name and title of each signing officer under his or her signature.